             AS FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION
                              ON NOVEMBER   , 2000

                          PRELIMINARY PROXY STATEMENT
                             FILED ON SCHEDULE 14A

          PRELIMINARY PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    ENSTAR INCOME/GROWTH PROGRAM SIX-A, L.P.
--------------------------------------------------------------------------------
 (Name of Registrant as Specified In Its Charter and Person Filing Preliminary
                                Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          Units of Limited Partnership Interest.
--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        79,818
--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          The filing fee is based on the aggregate cash to be received by the Registrant from the proposed sale of assets, which the Registrant believes will be $16,416,000 multiplied by 1/50 of 1%.
--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        $16,416,000
--------------------------------------------------------------------------------

     (5)  Total fee paid:

        $3,283.20
--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                                                PRELIMINARY COPY

                    ENSTAR INCOME/GROWTH PROGRAM SIX-A, L.P.
                     C/O ENSTAR COMMUNICATIONS CORPORATION
                       12444 POWERSCOURT DRIVE, SUITE 100
                           ST. LOUIS, MISSOURI 63131

                                                               November   , 2000

Dear Limited Partner:

     As a holder of limited partnership units (also referred to as Units, and the holders thereof being also referred to as Unitholders) of Enstar Income/Growth Program Six-A, L.P. (also referred to as Enstar Six-A), you are being asked to consider and vote upon a Liquidation Plan for Enstar Six-A which consists of (a) the sale to Multimedia Acquisition Corp. of Enstar Six-A's Tennessee cable television system, (b) the sale to Multimedia, in a separate transaction, of Enstar Six-A's Illinois cable television system, and (c) the subsequent dissolution, termination and liquidation of Enstar Six-A.

     The aggregate purchase price payable to Enstar Six-A is approximately $16,416,000, in cash. Liquidating distributions to the Unitholders are estimated to be approximately $145 per Unit, after estimated closing adjustments and expenses of liquidation, and subject to applicable withholding taxes. The Liquidation Plan is more fully described in the attached Consent Solicitation Statement.

     Enstar Communications Corporation, the general partner of Enstar Six-A, is proposing the Liquidation Plan, principally because it believes that capital intensive technological developments, the emergence of large, well-financed single-source providers of Internet, telephony and video services, and the consolidation of the cable television industry are creating an environment in which small cable television systems such as Enstar Six-A will find it difficult or impossible to compete. In light of this and the liquidity that the Liquidation Plan will provide, Enstar Communications has determined that approving the Liquidation Plan is in the best interest of Enstar Six-A and the limited partners.

     Multimedia is not affiliated with Enstar Communications, Enstar Six-A or any affiliate of either of them.

     AS A CONDITION TO THE SALE AND SUBSEQUENT LIQUIDATION OF ENSTAR SIX-A, THE HOLDERS OF AT LEAST A MAJORITY OF THE UNITS MUST APPROVE THE LIQUIDATION PLAN. YOUR VOTE IS VERY IMPORTANT. ENSTAR COMMUNICATIONS RECOMMENDS THAT YOU COMPLETE AND RETURN THE CONSENT CARD WITH A VOTE TO "APPROVE" THE LIQUIDATION PLAN. PLEASE RETURN YOUR CONSENT CARD AS SOON AS POSSIBLE. IF YOU FAIL TO SEND IN YOUR CONSENT CARD, IT WILL HAVE THE SAME EFFECT AS A VOTE TO "DISAPPROVE" THE LIQUIDATION PLAN.

     You are urged to carefully read the attached Consent Solicitation Statement in its entirety for a complete description of the Liquidation Plan. If you have any questions regarding the Liquidation Plan or need assistance in completing and returning your consent card, please feel free to contact Enstar Six-A's Soliciting Agent, Georgeson Shareholder Communications Inc. at (800) 223-2064.

                                          Very truly yours,

                                          Enstar Communications Corporation
                                          General Partner

                                                                PRELIMINARY COPY

                    ENSTAR INCOME/GROWTH PROGRAM SIX-A, L.P.
                     C/O ENSTAR COMMUNICATIONS CORPORATION
                       12444 POWERSCOURT DRIVE, SUITE 100
                           ST. LOUIS, MISSOURI 63131

                         NOTICE OF CONSENT SOLICITATION

                                                               November   , 2000

To the Limited Partners of Enstar Income/Growth Program Six-A, L.P.:

     NOTICE IS HEREBY GIVEN to the holders of limited partnership units (also referred to as the Units and the holders thereof also being referred to as the Unitholders) of Enstar Income/Growth Program Six-A, L.P., a Georgia limited partnership (also referred to as Enstar Six-A or the Partnership), that Enstar Communications Corporation, a Georgia corporation and the general partner of Enstar Six-A (also referred to as Enstar Communications, the General Partner, we or us), is soliciting written consents on behalf of Enstar Six-A to approve a Liquidation Plan pursuant to which substantially all of Enstar Six-A's cable television system assets will be sold to Multimedia Acquisition Corp.

     The total purchase price payable to Enstar Six-A is approximately $16,416,000, in cash, subject to closing adjustments.

     The Liquidation Plan consists of:

     - the sale of Enstar Six-A's Tennessee cable television system for approximately $3,972,000, in cash;

     - the sale, in a separate transaction, of Enstar Six-A's Illinois cable television system for approximately $12,444,000, in cash; and

     - the subsequent dissolution, termination and liquidation of Enstar Six-A through one or more liquidating distributions to the Partnership's general and limited partners in accordance with the partnership agreement.

     The Liquidation Plan is more fully described in the attached Consent Solicitation Statement, and is part of the proposed sale to Multimedia of the cable television systems of thirteen affiliated general and limited partnerships. This group of thirteen partnerships is also referred to as the Selling Partnerships. The Liquidation Plan is a single proposal that must be approved by the holders of a majority of the Enstar Six-A Units. The Liquidation Plan is, with respect to each of the two proposed sale transactions, subject to
(i) the other Selling Partnerships obtaining the necessary approvals from their general and limited partners to sell their respective cable assets and liquidate their respective partnerships; and (ii) the grantors of the franchises, covering 90% of the aggregate subscribers of the Selling Partnerships, consenting to transfer those franchises to Multimedia. Enstar Communications is seeking to obtain approval of the Liquidation Plan from the Unitholders through the solicitation of their written consents. No meeting of the Unitholders will be held. A vote to approve the Liquidation Plan will constitute approval of its parts, and the affirmative vote of the holders of a majority of the Units will bind all of the Unitholders.

     The close of business on October 31, 2000 has been fixed as the Record Date for determining the Unitholders entitled to receive notice of the solicitation of consents and to consent to the Liquidation Plan. Consents of the Unitholders to the Liquidation Plan will be solicited during the period, also referred to as the Solicitation Period, which begins on [DATE OF SOLICITATION] and will end at 5:00 p.m., New York City time, on the earlier of [30 DAYS FROM DATE OF SOLICITATION], 2000 or the day that holders of at least a majority of the Units consent (unless extended, in the sole discretion of Enstar Communications acting on behalf of Enstar Six-A). The enclosed consent card permits you to approve, disapprove or abstain with respect to the Liquidation Plan. Please indicate your approval, disapproval or abstention by marking and signing the enclosed consent card and returning it in the enclosed self-addressed envelope to Georgeson Shareholder Communica-tions Inc., the Soliciting Agent, at Wall Street Station, P.O. Box 1101, New York, New York 10269-0666. If you sign and send in the enclosed consent card and do not indicate how you want to vote, your consent card will be treated as voting to APPROVE the Liquidation Plan.

     You may change your vote at any time before 5:00 p.m., New York City time, on [30 DAYS FROM DATE OF SOLICITATION], 2000 or the day that holders of a majority of the Units have consented, whichever comes first (unless extended, in the sole discretion of Enstar Communications acting on behalf of Enstar Six-A). You can do this by sending a written notice dated later than your consent card stating that you would like to revoke or change your vote, or by completing and submitting a new consent card dated later than your original consent card. If you choose either of these two methods, you must submit your notice of revocation or new consent card to the Soliciting Agent, Georgeson Shareholder Communications Inc. If you instructed a broker to vote your Units, you must follow your broker's directions for changing those instructions. TO BE EFFECTIVE, YOUR NOTICE OF REVOCATION OR NEW CONSENT CARD MUST BE RECEIVED BY GEORGESON SHAREHOLDER COMMUNICATIONS BEFORE THE END OF THE SOLICITATION PERIOD.

     YOUR APPROVAL IS IMPORTANT. PLEASE READ THE CONSENT SOLICITATION STATEMENT AND THE EXHIBITS THERETO CAREFULLY AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED CONSENT CARD AND RETURN IT IN THE SELF-ADDRESSED PREPAID ENVELOPE OR BY SENDING A FACSIMILE OF THE FRONT AND BACK OF THE CONSENT CARD TO GEORGESON SHAREHOLDER COMMUNICATIONS INC. AT (212) 440-9009. YOUR PROMPT RESPONSE IS APPRECIATED.

                                          ENSTAR COMMUNICATIONS CORPORATION
                                            General Partner

 THESE TRANSACTIONS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTIONS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED
       IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                               TABLE OF CONTENTS
                    ENSTAR INCOME/GROWTH PROGRAM SIX-A, L.P.

                                                              PAGE
                                                              ----
LIQUIDATION PLAN SUMMARY....................................    3
QUESTIONS AND ANSWERS ABOUT THE LIQUIDATION PLAN............    5
WHO CAN HELP ANSWER YOUR QUESTIONS..........................    7
SPECIAL FACTORS.............................................    8
  Background and Reasons for the Proposed Sale..............    8
  Recommendation of the General Partner.....................   10
  Related Party Transactions................................   11
  The Purchase Agreements...................................   12
  Closing of the Sale.......................................   16
  Description of Assets.....................................   16
  Use of Proceeds and Cash Distributions....................   16
  Disadvantages of the Liquidation Plan.....................   17
  Consequences of Failure to Approve Liquidation Plan.......   17
  Liquidation...............................................   17
  Federal Income Tax Consequences of the Liquidation Plan...   18
  No Appraisal Rights.......................................   19
MARKET PRICES OF PARTNERSHIP UNITS NOT AVAILABLE............   20
DISTRIBUTIONS TO UNITHOLDERS................................   20
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF.............   20
IDENTITY AND BACKGROUND OF CERTAIN PERSONS..................   21
  Charter Communications Holding Company, LLC...............   21
  Enstar Communications Corporation.........................   21
  Multimedia Acquisition Corp...............................   23
VOTING PROCEDURES...........................................   23
AVAILABLE INFORMATION.......................................   24

                                    EXHIBITS

Exhibit
  A:       Asset Purchase Agreement, dated as of June 21, 2000, by and among Enstar Six-A, the other Selling Partnerships and
           Multimedia Acquisition Corp.................................  A-1
Exhibit
  B:       Asset Purchase Agreement, dated as of August 8, 2000, by and among Enstar Six-A, the other Selling Partnerships and
           Multimedia Acquisition Corp.................................  B-1

                    ENSTAR INCOME/GROWTH PROGRAM SIX-A, L.P.
                     C/O ENSTAR COMMUNICATIONS CORPORATION
                       12444 POWERSCOURT DRIVE, SUITE 100
                           ST. LOUIS, MISSOURI 63131

                                                            November      , 2000

                         CONSENT SOLICITATION STATEMENT

     Enstar Communications Corporation, a Georgia corporation (also referred to as Enstar Communications, the General Partner, we or us), is the general partner of Enstar Income/Growth Program Six-A, L.P., a Georgia limited partnership (also referred to as Enstar Six-A or the Partnership), and is furnishing this Consent Solicitation Statement to the holders of limited partnership units of Enstar Six-A (also referred to as Units, and the holders thereof being also referred to as Unitholders) for the purpose of soliciting the Unitholders' consent to the Liquidation Plan.

     Pursuant to the Liquidation Plan, substantially all of Enstar Six-A's cable television system assets will be sold to Multimedia Acquisition Corp., a Pennsylvania corporation, for a total cash purchase price of approximately $16,416,000, subject to closing adjustments.

     The Liquidation Plan consists of:

     - the sale to Multimedia of Enstar Six-A's Tennessee cable television system for approximately $3,972,000 in cash;

     - the sale to Multimedia, in a separate transaction, of Enstar Six-A's Illinois cable television system for approximately $12,444,000 in cash; and

     - after repaying or otherwise satisfying Enstar Six-A's debts and obligations, and funding required reserves, the dissolution, termination and liquidation of Enstar Six-A through one or more liquidating distributions to the Partnership's general and limited partners in accordance with Enstar Six-A's partnership agreement.

     We estimate that liquidating distributions to Enstar Six-A's Unitholders will total approximately $145 per Unit, after estimated closing adjustments and liquidation expenses, and subject to applicable withholding taxes.

     The sale of Enstar Six-A's Tennessee cable television system to Multimedia is also referred to as the Multimedia I Sale and the sale of Enstar Six-A's Illinois cable television system to Multimedia is also referred to as the Multimedia II Sale.

     These transactions are part of the proposed sale to Multimedia of the cable television systems of thirteen affiliated Enstar general and limited partnerships (which includes Enstar Six-A). This group of affiliated partnerships is also referred to as the Selling Partnerships. The Liquidation Plan is a single proposal which must be approved by the holders of at least a majority of the Units. The Liquidation Plan is, with respect to each of the two proposed sale transactions, subject to (i) the other Selling Partnerships obtaining the necessary approvals from their general and limited partners to sell their respective cable assets and liquidate their respective partnerships; and (ii) the grantors of the franchises, covering 90% of the aggregate subscribers of all the Selling Partnerships, consenting to the transfer of those franchises to Multimedia.

     The close of business on October 31, 2000 has been fixed as the Record Date for determining the Unitholders entitled to receive notice of the solicitation of consents and to consent to the Liquidation Plan. On September 30, 2000, there were 79,818 outstanding Units of Enstar Six-A entitled to vote on the Liquidation Plan, which were held by 1,866 Unitholders. Unitholders will be notified as soon as practicable as to the results of this solicitation.

     The Soliciting Agent, Georgeson Shareholder Communications Inc., has been retained to assist Enstar Communications in soliciting the consents for a base fee of [$7,500], plus reimbursement of expenses which we estimate will be approximately [$12,000]. In addition, directors, officers and certain employees of Charter Communications Holding Company, LLC, a Delaware limited liability company and the owner of all of the capital stock of Enstar Communications, may solicit consents in person or by telephone, facsimile or other means of communication. These officers, directors and employees will not receive any compensation for their services.

     If the holders of a majority of the Units on the Record Date vote to approve the Liquidation Plan, that approval will bind all Unitholders. Neither Enstar Six-A's partnership agreement nor the Georgia Revised Uniform Limited Partnership Act, under which Enstar Six-A is governed, provides rights of appraisal or other similar rights to limited partners who dissent from the vote of the majority in approving or disapproving the Liquidation Plan.

     The General Partner believes that the Liquidation Plan is in the best interests of Enstar Six-A and its limited partners, and recommends that the Unitholders vote to "APPROVE" the Liquidation Plan.

     Please read this Consent Solicitation Statement and its exhibits carefully. You can find additional information about Enstar Six-A in its Annual Report on Form 10-K for the year ended December 31, 1999, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2000, June 30, 2000, and September 30, 2000, and its other reports filed with the Securities and Exchange Commission. You can obtain these reports from the General Partner at 12444 Powerscourt Drive, Suite 100, St. Louis, Missouri 63131, Attention: Ms. Carol Wolf, Manager of Partnership Relations; or call (314) 543-2389.

     This Consent Solicitation Statement and the accompanying consent card are
first being mailed to the Unitholders on or about November      , 2000.

            THE DATE OF THIS CONSENT STATEMENT IS NOVEMBER   , 2000.

                            LIQUIDATION PLAN SUMMARY

     The following summary highlights very important information contained elsewhere in this Consent Solicitation Statement, but does not contain all of the information in this Consent Statement that is important to your voting decision. You should carefully read this entire document, including the exhibits, before you decide how to vote.

     - THE SALES: In the Multimedia I Sale, Enstar Six-A will sell its cable television systems served by its Dyer, Tennessee headend, to Multimedia, along with the sale to Multimedia by five other affiliated partnerships of their respective cable television systems. In the Multimedia II Sale, Enstar Six-A will sell its cable television systems served by its Flora, Illinois headend, to Multimedia, along with the sale to Multimedia by eight other affiliated partnerships of their respective cable television systems. For more information, please see Special Factors -- The Purchase
       Agreements, on page   .

     - THE PURCHASE PRICE: Multimedia will pay a combined purchase price of approximately $16,416,000 in cash for Enstar Six-A's cable system assets.

     This combined purchase price consists of approximately $3,972,000 payable to Enstar Six-A in the Multimedia I Sale, and approximately $12,444,000 in the Multimedia II Sale. For more information, please see Special
     Factors -- The Purchase Agreements, on page   .

     The foregoing are Enstar Six-A's allocable portions of the total purchase prices payable by Multimedia in the Multimedia I Sale ($27,621,500) and the Multimedia II Sale ($94,929,400).

     - PURCHASE PRICE ADJUSTMENTS: In each of the Multimedia I and Multimedia II Sales, the purchase price to be paid to each Selling Partnership is subject to adjustments at closing to reflect or take into account various factors including, among others, any shortfall in numbers of subscribers below a prescribed target. For more information, please see Special
       Factors -- The Purchase Agreements, on page   .

     - ESCROW INDEMNIFICATION HOLDBACKS: Pursuant to the purchase agreements with Multimedia, each Selling Partnership has agreed to indemnify Multimedia for certain liabilities set forth in their respective purchase agreements. The Selling Partnerships' aggregate indemnification liability for breaches of representations and warranties under the Multimedia I Sale is $1,800,000 and the Selling Partnerships' aggregate indemnification liability for breaches of representations and warranties under the Multimedia II Sale is $4,250,000. Under each agreement, the indemnification amounts will be allocated among the Selling Partnerships based on each seller's allocated portion of the aggregate purchase price. At closing, Multimedia will withhold $1,800,000 from the purchase price under the Multimedia I Sale agreement and will withhold $4,250,000 from the purchase price under the Multimedia II Sale agreement. Multimedia will deposit those amounts in escrow for a period of six months, after which the unexpended balance will be distributed to the Selling Partnerships. For more information, please see Special Factors -- The
       Purchase Agreements, on page   .

     - LIQUIDATION OF THE PARTNERSHIP: After paying or otherwise satisfying its debts and obligations, and funding required reserves, Enstar Six-A will terminate and dissolve and the General Partner will make liquidating distributions to itself and the limited partners of the Partnership's remaining assets, in accordance with Enstar Six-A's partnership agreement. We currently estimate that liquidating distributions to the Enstar Six-A Unitholders will total approximately $145 per Unit, after estimated closing adjustments and liquidation expenses, and subject to applicable withholding taxes.

      We presently expect that both sales to Multimedia would close in the first quarter of 2001 and anticipate making the initial liquidating distribution approximately 60 days after the closings. We also expect that after required closing adjustments are completed (which we expect to occur approximately 6 months after each closing), final liquidating distributions would be made of any remaining funds. For more information, please see Special Factors -- Use of Proceeds and Cash Distributions, on
      page   , and Special Factors -- Liquidation, on page   .

     - CLOSING CONDITIONS: The closing of each of the purchase agreements with Multimedia is subject to several conditions. These include: approval by the Unitholders of Enstar Six-A, as well as the limited partners of the other Selling Partnerships; consent by the grantors, of the franchises covering 90% of the aggregate subscribers of all the Selling Partnerships, to transfer those franchises to Multimedia; federal regulatory approvals; and other closing conditions that are customary in the industry. For more information, please see Special Factors -- Closing
       of the Sale, on page   .

     - REASONS FOR THE SALES: We believe it is in the best interests of Enstar Six-A and its limited partners for the Liquidation Plan to be approved. This is principally based on our belief that the combination of: (i) technological advances such as fiber optics, digital compression technology and satellite-based television transmission; (ii) regulatory changes that allow telephone and electric utility companies to provide a broad range of video, telephony, interactive and Internet services; and
       (iii) the steady consolidation of the cable television industry will pose competitive challenges that Enstar Six-A is not likely to be able to meet or overcome. In our view, Enstar Six-A could compete in this new environment only if it were to make very substantial investments in a broadband technological infrastructure, with no assurance of maintaining its present market penetration, let alone competitive success. For more information, please see Special Factors -- Background and Reasons for the
       Proposed Sale, on page   .

     - REQUIRED VOTE: The Multimedia I and Multimedia II Sales, and the liquidation of Enstar Six-A, must be approved by the holders of at least a majority of the Units. For more information, please see Voting
       Procedures, on page   .

     - VOTING PROCEDURES:  Please see Voting Procedures on page   for
       instructions on how and when to return your consent card, voting deadlines, and changing your vote.

                QUESTIONS AND ANSWERS ABOUT THE LIQUIDATION PLAN

Q: WHY IS ENSTAR SIX-A PROPOSING TO SELL ITS CABLE TELEVISION SYSTEMS?

A: We believe that in light of (i) what we estimate to be approximately $1.5 million in presently required cable system upgrades; (ii) the uncertainty of whether those capital expenditures will significantly, if at all, enhance Enstar Six-A's revenues and/or profitability; (iii) what we believe will be significant competition from large, well-financed and technologically advanced providers of single-source Internet, telephone and television services; and (iv) the inherent risks of making the very substantial investments in a new, broadband infrastructure we believe will be necessary to even minimally meet those competitive challenges, now is the appropriate time to dispose of all of Enstar Six-A's cable television systems. For more information, please see Special Factors -- Background and Reasons for the
   Proposed Sale, on page   .

Q: WHAT WILL I RECEIVE IN THE LIQUIDATION PLAN?

A: If the Liquidation Plan is completed, you will receive one or more liquidating distributions presently estimated to total approximately $145 per Unit, after estimated closing adjustments and liquidation expenses, and subject to applicable withholding taxes. The Units were initially issued at a price of $250 per Unit and, since such initial issuance, Enstar Six-A has made aggregate cash distributions to the Unitholders of $42 per Unit. Cash distributions have not been made since May 1993 and none are anticipated in the foreseeable future. For more information, please see Special
   Factors -- Use of Proceeds and Cash Distributions, on page   .

Q: WHY IS ENSTAR SIX-A DISSOLVING?

A: Multimedia will be purchasing all of Enstar Six-A's cable television systems.
   The proceeds of each sale that are received by Enstar Six-A will be used to repay the Partnership's debts and obligations and fund required reserves, and the balance will be distributed to the general and limited partners. Consequently, after such uses of the proceeds of the sales, Enstar Six-A will not have any assets, and will no longer be able to fulfill its partnership purposes, which is to own and operate cable television systems. Therefore, Enstar Six-A will dissolve after completing the sales, paying its debts and distributing the balance of the proceeds of the sales to its general and limited partners. For more information, please see Special
   Factors -- Liquidation, on page   .

Q: WHAT BENEFITS WILL ENSTAR COMMUNICATIONS, THE GENERAL PARTNER, RECEIVE IF THE
   LIQUIDATION PLAN IS APPROVED?

A: Pursuant to the terms of the partnership agreement, Enstar Communications will receive liquidating distributions estimated to be approximately $124,000. For more information, please see Special Factors -- Use of Proceeds
   and Cash Distributions, on page   .

Q: HOW DID ENSTAR COMMUNICATIONS DETERMINE THAT THE SALE PRICE IS FAIR?

A: Enstar Communications engaged Daniels & Associates, L.P., a business broker with expertise in the cable and telecommunications industries, to market Enstar Six-A's cable television systems and the systems of affiliated general and limited partnerships to third parties. For the systems covered by the Multimedia I Sale, Daniels contacted 20 prospective purchasers and sent written evaluation materials to 11 of them over a period of five months. For the systems covered by the Multimedia II Sale, Daniels contacted 48 prospective purchasers and sent written evaluation materials to 19 of them over a period of nine months. Bids were received from two parties and five parties, respectively, and after evaluating the offers and conducting arms-length negotiations, we determined that among the bidders Multimedia offered the most favorable price and other terms for the systems. By selling our cable systems to Multimedia as part of a larger sale of multiple cable systems, we believe we were able to obtain a better price than if the systems had been sold separately, thereby yielding greater net proceeds available for distribution. For more information, please see Special Factors -- Background
   and Reasons for the Proposed Sale, on page   , Special
   Factors -- Recommendation of the General Partner, on page   , and Special
   Factors -- Related Party Transactions, on page   .

Q: WHAT ARE THE DISADVANTAGES OF SELLING THE ASSETS AND LIQUIDATING ENSTAR
   SIX-A?

A: The primary disadvantage is that Enstar Six-A will not benefit from possible improvements in economic and market conditions, if any, which might produce increased cash flow, distributions to the limited partners and possibly increase the sale price of its cable television systems in the future. For more information, please see Special Factors -- Disadvantages of the
   Liquidation Plan, on page   .

Q: WHAT ARE THE CONSEQUENCES TO THE UNITHOLDERS IF THE LIQUIDATION PLAN IS NOT
   CONSUMMATED?

A: If the Multimedia I and Multimedia II Sales are not completed, Enstar Six-A will continue to operate its cable television systems for an indefinite period of time, the duration of which we are unable to predict. Further, if the Liquidation Plan is not approved, we believe the Partnership will face significant competition from a variety of larger and better-financed providers of technologically advanced, single-source television, telephone and Internet services. In our view, unless the Partnership were to make large investments in new, broadband technology, it will not be able to offer the quality and quantity of services that will be needed for Enstar Six-A to compete in such a new environment. Last, if the Multimedia I and Multimedia II Sales are not approved, we might seek buyers for the Enstar Six-A cable television systems from time to time when, in our judgment, market conditions are favorable. Any such sale might be on terms less favorable than the terms of the proposed Multimedia I and Multimedia II Sales, especially if such systems are sold individually (and not as part of a larger, "package" transaction). For more information, please see Special
   Factors -- Consequences of Failure to Approve Liquidation Plan, on page   .

Q: WHAT WILL MY TOTAL DISTRIBUTIONS BE IF THE LIQUIDATION PLAN IS APPROVED? IF
   IT IS NOT APPROVED?

A: From its inception until the date hereof, Enstar Six-A has paid a total of $3,353,637 (or $42 per Unit) in distributions to its Unitholders. There have been no distributions to Unitholders since May 1993.

   If the Liquidation Plan is consummated, you will receive one or more liquidating distributions aggregating approximately $145 per Unit, after estimated closing adjustments and liquidation expenses, and subject to applicable withholding taxes. Thereafter, Partnership distributions will terminate, and you will have received an aggregate of approximately $187 per Unit in total Partnership distributions from inception.

   If the Liquidation Plan is not consummated, the Partnership will determine its ability to pay distributions on a quarter-by-quarter basis. We do not expect to make any distributions in the foreseeable future. For more information, please see Special Factors -- Consequences of Failure to Approve
   Liquidation Plan, on page   .

Q: WHEN DO YOU EXPECT THE LIQUIDATION PLAN TO BE COMPLETED?

A: We are working towards completing the Liquidation Plan as quickly as possible. In addition to the approval of Enstar Six-A's Unitholders, and the limited partner approvals required in the case of the other Selling Partnerships, we must also obtain certain regulatory and third-party approvals for each of the two sale transactions. Although we cannot predict exactly when such approvals will be received, we hope to complete the Liquidation Plan during the first quarter of 2001. For more information,
   please see Special Factors -- Closing of the Sale, on page   .

Q: WILL I OWE ANY FEDERAL INCOME TAX AS A RESULT OF THE LIQUIDATION PLAN?

A: In general, you will recognize a gain or loss for federal income tax purposes as a result of the Liquidation Plan. TAX MATTERS ARE VERY COMPLICATED AND THE TAX CONSEQUENCES TO YOU OF THE LIQUIDATION PLAN MAY DEPEND ON THE FACTS OF YOUR SITUATION. YOU SHOULD CONSULT YOUR TAX ADVISOR TO UNDERSTAND FULLY THE TAX CONSEQUENCES TO YOU OF THE LIQUIDATION PLAN. For more information, please see Special Factors -- Federal Income Tax Consequences of the Liquidation
   Plan, on page   .

Q: WHAT DO I DO TO VOTE MY ENSTAR SIX-A UNITS:

A: In order to vote your Units either to approve, disapprove or abstain from the Liquidation Plan, you must mark the appropriate box on the enclosed consent card, sign and date the consent card and return it in the enclosed self-addressed envelope to the Soliciting Agent, Georgeson Shareholder Communications Inc., Wall Street Station, P.O. Box 1101, New York, New York 10269-0666. If you sign and send the consent card, but do not indicate your vote, your consent card will be treated as voting to APPROVE the Liquidation Plan. If you vote to ABSTAIN, or fail to send in your current card, the effect will be the same as if you voted to DISAPPROVE the Liquidation Plan. Your consent card must be received by the Soliciting Agent before 5:00 p.m., New York City time, on [30 DAYS FROM DATE OF SOLICITATION], 2000, or the day that holders of a majority of the Enstar Six-A Units have consented to the Liquidation Plan, whichever comes first (unless extended, in the sole discretion of Enstar Communications acting on behalf of Enstar Six-A).

Q: MAY I CHANGE MY VOTE AFTER I MAIL MY UNITHOLDER CONSENT CARD?

A: Yes. You may change your vote at any time before 5:00 p.m., New York City time, on [30 DAYS FROM DATE OF SOLICITATION], 2000, or the day that holders of at least a majority of the Units consent, whichever comes first (unless extended, in the sole discretion of Enstar Communications acting on behalf of Enstar Six-A). You can do this in one of two ways. First, you can send a written notice dated later than your consent card stating that you would like to revoke or change your vote. Second, you can complete and submit a new consent card dated later than your original consent card. If you choose either of these two methods, you must submit your notice of revocation or new consent card to the Soliciting Agent, Georgeson Shareholder Communications Inc., Wall Street Station, P.O. Box 1101, New York, New York 10269-0666. If you instructed a broker to vote your Units, you must follow your broker's directions for changing those instructions. TO BE EFFECTIVE, YOUR NOTICE OF REVOCATION OR NEW CONSENT CARD MUST BE RECEIVED BY GEORGESON SHAREHOLDER COMMUNICATIONS BEFORE THE END OF THE SOLICITATION PERIOD.

Q: DO UNITHOLDERS HAVE APPRAISAL RIGHTS?

A: Under applicable state law, Enstar Six-A's Unitholders are not entitled to dissenters' appraisal rights.

                       WHO CAN HELP ANSWER YOUR QUESTIONS

     If you have more questions about the Liquidation Plan you should contact:

                       Enstar Communications Corporation
                            12444 Powerscourt Drive
                           St. Louis, Missouri 63131
                           Attention: Ms. Carol Wolf
                           Telephone: (314) 543-2389

     If you would like additional copies of this Consent Solicitation Statement, or if you have questions about how to complete and return your consent card, you should contact:

                   Georgeson Shareholder Communications Inc.
                          17 State Street, 10th Floor
                            New York, New York 10004
                 Banks and Brokers Call Collect: (212) 440-9800
                   All Others Call Toll-Free: (800) 223-2064

                                SPECIAL FACTORS

GENERAL

     Enstar Six-A was formed in September 1987 to acquire, construct, improve, develop and operate cable television systems in small and medium sized communities. Enstar Six-A's general partner is Enstar Communications Corporation, which is wholly owned by Charter Communications Holding Company, LLC (also referred to as Charter). Charter is controlled by Charter Communications, Inc., which is the nation's fourth largest cable operator, serving 6.3 million customers. The General Partner, Charter and affiliated companies are responsible for the day-to-day management of the Partnership and its operations.

     In November 1988, Enstar Six-A completed an offering of limited partnership Units. A total of 80,000 Units were sold at a price of $250 per Unit, resulting in gross proceeds to the Partnership of $20 million.

     Enstar Six-A offers cable service in rural areas of Illinois and Tennessee. The Illinois system, with its headend in Flora, Illinois, serves the municipalities of Flora and Salem, and the communities of Farmersville and Raymond. The Tennessee system, with its headend in Dyer, Tennessee, serves the municipality of Dyer. As of September 30, 2000, Enstar Six-A served approximately 8,300 basic subscribers, with 6,100 located in Illinois and 2,200 located in Tennessee.

BACKGROUND AND REASONS FOR THE PROPOSED SALE

  Expected Competition

     In our view, the combination of: (i) technological developments such as fiber optics, digital compression and satellite-based transmissions; (ii) regulatory changes allowing telephone carriers and utility companies to provide a broad range of video, telephony and interactive electronic services; and (iii) the steady consolidation of the cable television industry, will pose an increasingly serious competitive challenge Enstar Six-A.

     We believe that this growing competition is coming from non-traditional providers of multi-channel video programming services, such as telephone companies, and digital broadcast satellite (DBS) operators, and from providers of single-source "bundled" electronic services, such as combinations of Internet, long distance telephone and video program services. Such companies will be particularly strong competitors, because their use of expensive, broadband technologies enable them to transmit data in the volume and speed necessary to deliver the picture clarity and variety of content which we believe will be increasingly demanded by consumers. Further, as the use of the Internet becomes evermore a common household feature, we believe that consumers will demand "one-stop shopping" for their Internet access, network computing, telecommunication and video services.

     The technological infrastructure necessary to provide such broadband services requires large expenditures of time and money. Because Internet service providers, telephone companies and electric utilities already have a significant investment in this infrastructure, we do not believe that small cable television systems, such as Enstar Six-A, will be able to prosper in the face of the competitive challenges posed by these larger, well financed non-traditional providers of video, telephony and Internet services.

     In our view, this new competition is beginning to emerge. Video compression technology allows DBS providers to offer more than 100 digital channels, thereby surpassing Enstar Six-A's present cable system. The 1996 Telecommunications Act modified cross-ownership restrictions thereby making it possible for local telephone companies to enter the cable television market. Several telephone companies have already obtained or are seeking cable television franchises from local governmental authorities and are constructing cable television systems. Moreover, mergers in the industry, such as the recent merger of Tele-Communications, Inc. and AT&T, may cause customers to expect a variety of services, including Internet and telephony services, from a single provider, and may also encourage further consolidation in the cable industry. This may increasingly marginalize small cable television providers, such as Enstar Six-A, in the marketplace.

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

  System Franchise and Upgrade Issues

     In the event Enstar Six-A's cable television systems are not sold to a third party, we believe the Partnership will be required to undertake and complete a program of cable system upgrades that is presently estimated to require aggregate capital expenditures of approximately $1.5 million. Enstar Six-A's Flora, Illinois franchise agreement is under negotiation for renewal and we believe that the renewed franchise agreement may require Enstar Six-A to upgrade its cable plant at an estimated cost of $1.5 million within 24 months. It is uncertain whether the completion of Enstar Six-A's upgrade and rebuild program would result in significant, or any, increases to its revenues or profits.

  Liquidity

     There is no established trading market for the Units, and because of this the liquidity of any Unitholder's investment in Enstar Six-A has been severely limited. Approving the Multimedia I and Multimedia II Sales will provide liquidity to the Unitholders' investments that we believe is not otherwise attainable. If the Liquidation Plan is approved, we expect that the liquidating distributions will be approximately $145 per Unit, after estimated closing adjustments and liquidation expenses, and subject to applicable withholding taxes.

     Approval of the Liquidation Plan will allow the Unitholders to liquidate their investments in Enstar Six-A at approximately $145 per Unit, on a pre-tax basis after estimated closing adjustments and liquidation expenses, and will avoid: (i) $1.5 million of expenditures for presently planned, non-broadband, upgrades; (ii) the uncertainty of whether those upgrades, if made, would result in a significant increase in the Partnership's revenues and/or profits; (iii) competition from much larger, better financed and more technology advanced providers of video program and other services; (iv) the risk that even if the Partnership makes a significant investment in broadband technologies, it may still be unable to effectively compete with broadband, multiple service providers; (v) the risk that such broadband technology could quickly become obsolete, thus requiring even further capital investment in order for the Partnership to have the opportunity to remain competitive; and (vi) the risk that the Partnership has sufficient subscriber loyalty to retain (let alone expand) its subscriber base in the face of the competition we expect to arise.

  Sale Process

     In October 1999 and December 1999, we entered into agreements with Daniels & Associates, L.P., a cable broker, to market the Partnership's cable television systems to third parties. Over a period of five months (in the case of the systems covered by the Multimedia I Sale), and nine months (in the case of the systems covered by the Multimedia II Sale), the broker solicited offers to purchase Enstar Six-A's cable television systems along with those of the other Selling Partnerships. For the systems covered by the Multimedia I Sale, the broker contacted 20 prospective purchasers and sent written evaluation materials to 11 of them. Due diligence was conducted by two parties, both of which made offers. After evaluating the offers, we determined that Multimedia offered the most favorable price and other terms for the systems, and after negotiations we executed the purchase agreement for the Multimedia I Sale, dated as of June 21, 2000.

     For the systems covered by the Multimedia II Sale, the broker contacted 48 prospective purchasers and sent written evaluation materials to 19 of them. Due diligence was conducted by four parties, each of which made an offer, and a fifth party, which did not conduct due diligence, also made an offer. After evaluating the offers, we commenced negotiations with one of the parties which, however, did not result in a definitive purchase agreement. Thereafter, Multimedia expressed an interest in the Selling Partnerships' cable systems not covered by the Multimedia I Sale, and the parties executed the second purchase agreement for the Multimedia II Sale, dated as of August 8, 2000.

     In late July, 2000, after negotiation of the Multimedia II Agreement had already commenced, the General Partner learned that Daniels' New York City office had in the past represented Gans Multimedia Partnership, the parent of Multimedia Acquisition Corp., in certain equity or mergers and acquisitions financing matters. At that time, the Selling Partnerships were being represented by Daniels' Denver, Colorado office, and the Denver office had identified Gans as a potential Enstar purchaser. When we learned of this potential conflict of interest, we so advised all bidders for the Selling Partnerships, who were allowed to withdraw or re-bid. Only Multimedia re-bid.

     Given current market conditions for Enstar Six-A's cable television systems; the further upgrades that are required by franchise agreements and competition-driven considerations; the uncertainty of whether those upgrades, if completed, would result in a significant increase, if any, of the Partnership's revenues and/or profits; the liquidity afforded by the expected liquidating distributions; the competitive challenges to Enstar Six-A that we expect to be posed by the growth of large, well-financed providers of sophisticated, broadband electronic services, such as single-source Internet, video programming and telephone services; and the financial risks involved in making the substantial capital investments we believe will be necessary to address those challenges, the General Partner concluded that accepting the purchase offers from Multimedia is in the best interests of Enstar Six-A and its limited partners. The consummation of the Multimedia I and Multimedia II Sales is subject to closing conditions customary in the industry, including the attainment of the requisite consents from the limited partners of the Selling Partnerships, the obtaining of required governmental regulatory consents, and the continued truth and accuracy of the representations and warranties of each seller contained in the purchase agreements. For more information, please see
Special Factors -- The Purchase Agreements, on page   .

RECOMMENDATION OF THE GENERAL PARTNER

     The General Partner believes that the advantages exceed any disadvantages of consummating the Multimedia I and Multimedia II Sales at this time. Accordingly, the General Partner recommends that the Unitholders approve the Liquidation Plan.

     In making this recommendation, we considered the following material factors:

     - If the Liquidation Plan is approved, Enstar Six-A will be able to consummate the Multimedia I and Multimedia II Sales for an amount we believe represents a fair value for Enstar Six-A's assets and upon terms which we believe will entail minimal transaction costs and will permit an efficient consummation of the sales.

     - The purchase prices were determined by arms-length negotiations.

     - Each of the Multimedia I and Multimedia II Agreements contains closing conditions standard in the industry. In particular, Multimedia's obligations under these purchase agreements is not contingent upon the satisfactory completion of due diligence, nor are they contingent upon Multimedia's obtaining adequate financing.

     - Each purchase agreement provides for the sale in one transaction of the cable systems of several affiliated partnerships. We believe, based on our business experience, that selling multiple systems in one transaction generally yields greater net proceeds available for distribution than do sales conducted on a system-by-system or asset-by-asset basis. We believe that this is particularly true where the cable systems serve rural areas with a small number of subscribers per headend (as is the case with the cable systems of Enstar Six-A and the other Selling Partnerships). We also believe that selling all of the cable systems at one time generally results in lower aggregate sale costs than selling them individually, in separate transactions. In addition, selling Enstar Six-A's cable television systems to the same purchaser and completing the dissolution, termination, and liquidation of Enstar Six-A promptly would eliminate the need to incur ongoing administrative and other expenses of continued operations during an extended sales period.

     - Substantially all of the available channel capacity in Enstar Six-A's cable television systems is being utilized and each of the systems requires upgrades and/or rebuilds. The General Partner presently estimates that the entire upgrade and rebuild program will require aggregate capital expenditures of approximately $1.5 million. Selling the cable systems in connection with the Liquidation Plan would eliminate the need for Enstar Six-A to complete any of the above-mentioned upgrades.

     - By selling its cable systems now, Enstar Six-A would eliminate the risks inherent in the ownership of cable television systems, including, among other things, the uncertainty of legislative and regulatory changes, the rapid developments in the competitive environment facing cable television operators, the financial and logistical difficulties inherent in small cable television systems acquiring the technological infrastructure needed to compete with "broadband" providers of multiple television, Internet and telephony services, possible non-renewal of expired and expiring franchises, and reduced subscriber rates (which in turn may be affected by general and local economic conditions).

     - Due to financial constraints, the Partnership discontinued distributions to its limited partners in May 1993. In light of the amount of capital required to complete the upgrades, the General Partner does not anticipate that Enstar Six-A will be in a position to make distributions to its limited partners in the foreseeable future. Approval of the Liquidation Plan, however, will permit cash liquidating distributions to the Unitholders presently estimated to total approximately $145 per Unit, subject to applicable withholding taxes and after estimated closing adjustments and liquidation expenses.

     - Because there is no established trading market for the Units, the Unitholders' liquidity has been and for the foreseeable future will be limited to sporadic sales within an informal secondary market. The Liquidation Plan would provide liquidity to the Unitholders.

     - The Liquidation Plan requires the consent of the holders of at least a majority of the Units.

     We also considered the risk that by selling the cable systems at this time, Enstar Six-A would not benefit from possible further improvements in economic and market conditions which might produce increased cash flow and possibly increase the sale prices of its cable systems. However, we believe that this potential risk is outweighed by the potential benefits to be realized from the Liquidation Plan.

     After considering the factors discussed in this Section, we have determined that the Liquidation Plan and the transactions contemplated thereby are fair to the Unitholders and would serve the best interests of Enstar Six-A and its limited partners.

     The information and factors discussed above were considered collectively by the General Partner in connection with its review of the Liquidation Plan and the transactions contemplated thereby. Although the General Partner did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination, the General Partner accorded added weight to the following factors: the fact that the aggregate purchase price is $16,416,000 in cash; the absence of cash distributions to its limited partners since May 1993; the fact that each purchase agreement contains closing conditions standard in the industry (including the fact that Multimedia's obligations are not contingent upon the satisfactory completion of due diligence or upon Multimedia obtaining adequate financing); and the savings to the limited partners in administrative and sale costs gained by selling all of the cable systems and liquidating pursuant to the Liquidation Plan.

RELATED PARTY TRANSACTIONS

     Enstar Six-A has a management agreement (referred to as the Management Agreement) with Enstar Cable Corporation (also referred to as Enstar Cable), a wholly owned subsidiary of the General Partner. Pursuant to the Management Agreement, Enstar Cable manages Enstar Six-A's systems and provides operational support for the activities of Enstar Six-A. For these services, Enstar Cable receives a management fee equal to 5% of Enstar Six-A's gross revenues (excluding revenues from the sale of cable television systems or franchises) calculated and paid monthly. Management fees for the fiscal year ended December 31, 1999 were $173,200. In addition, Enstar Six-A reimburses Enstar Cable for certain operating expenses incurred by Enstar Cable in the day-to-day operation of Enstar Six-A's cable systems. Enstar Cable charged Enstar Six-A reimbursed expenses of $282,300 for 1999. The Management Agreement also requires Enstar Six-A to indemnify Enstar Cable (including its officers, employees, agents and shareholders) against loss or expense, absent negligence or deliberate breach by Enstar Cable of the Management Agreement. The Management Agreement is terminable by Enstar Six-A upon 60 days written notice to Enstar Cable.

     Prior to November 12, 1999, the date on which Charter Communications Holding Company, LLC acquired ownership of the General Partner through Charter's acquisition of Falcon Communications, L.P. (the then owner of all of the General Partner's outstanding capital stock), Enstar Cable had engaged Falcon to provide certain management services for Enstar Six-A, for which Falcon was paid a portion of the management fees Enstar Cable received, and reimbursed Falcon for expenses incurred on Enstar Cable's behalf. Subsequent to November 12, 1999, Charter, as successor-by-merger to Falcon, has provided such services and received such payments. In addition, Enstar Six-A receives certain system operating management services from affiliates of Enstar Cable in lieu of directly employing personnel to perform such services. Enstar Six-A reimburses those affiliates for its allocable share of their operating costs. Enstar Six-A reimbursed affiliates approximately $20,900 for system operating management services for 1999.

     The General Partner also performs certain supervisory and administrative services for Enstar Six-A, for which it is compensated. Enstar Six-A purchases basic and premium programming for its systems from Charter. In return, Charter charges the partnership for these costs at its cost, which are generally based on a fixed fee per customer or a percentage of the gross receipts for the particular service. Prior to Charter's acquisition of the General Partner, Falcon charged the Partnership for these services based on an estimate of what the General Partner could negotiate for such programming services with the 15 partnerships managed by the General Partner as a group (approximately 81,100 basic subscribers at December 31, 1999). Enstar Six-A paid $802,800 for programming services for the fiscal year ended December 31, 1999.

     In late July, 2000, after negotiation of the Multimedia II Agreement had already commenced, the General Partner learned that Daniels' New York City office had in the past represented Gans Multimedia Partnership, the parent of Multimedia Acquisition Corp., in certain equity or mergers and acquisitions financing matters. At that time, the Selling Partnerships were being represented by Daniels' Denver, Colorado office, and the Denver office had identified Gans as a potential Enstar purchaser. When we learned of this potential conflict of interest, we so advised all bidders for the Selling Partnerships, who were allowed to withdraw or re-bid. Only Multimedia re-bid.

     Enstar Six-A also is party to a loan agreement with Enstar Finance Company, LLC, a subsidiary of the General Partner, that pursuant to its presently effective terms provides for a revolving loan facility of $3,600,000, of which $1,050,000 presently is outstanding (and will be repaid from the proceeds of the Multimedia Sales), and $2,550,000 presently is available to Enstar Six-A. The revolving loan facility matures on August 31, 2001, at which time all then-outstanding amounts are due and payable. Interest on revolving loan facility borrowings is at a base rate (which was 9.0%, annually, at March 31, 2000) plus 0.625%, or at an offshore rate plus 1.875%. Borrowings are collateralized by substantially all of Enstar Six-A's assets. The revolving loan facility contains certain financial tests and other covenants, including restrictions on incurring indebtedness, investments, sale of assets and acquisitions. The revolving loan facility does not restrict the payment of distributions to Unitholders, unless Enstar Six-A is in default or its ratio of debt to cash flow is greater than 4 to 1. The General Partner believes that the terms of the revolving loan facility are fair to Enstar Six-A and commercially reasonable in light of Enstar Six-A's financial condition. The General Partner also believes that Enstar Six-A is in compliance with its revolving loan facility covenants.

THE PURCHASE AGREEMENTS

     With respect to the Multimedia I Sale (which in the case of Enstar Six-A covers its cable television system served by its Dyer, Tennessee headend), Enstar Six-A, together with Enstar Income Program IV-3, L.P., Enstar Income Program 1984-1, L.P., Enstar VII, Enstar VIII and Enstar X, Ltd., as sellers, entered into a purchase agreement (also called the Multimedia I Agreement) with Multimedia, as purchaser, dated as of June 21, 2000.

     With respect to the Multimedia II Sale (which in the case of Enstar Six-A covers its cable television system served by its Flora, Illinois headend), Enstar Six-A, together with Enstar Income Program II-1, L.P., Enstar Income Program II-2, L.P., Enstar Income Program IV-3, L.P., Enstar IV/PDB Systems Venture, Enstar IX, Ltd., Enstar XI, Ltd., Enstar Cable of Cumberland Valley and Enstar Cable of Macoupin County, as sellers, entered into a purchase agreement (also called the Multimedia II Agreement) with Multimedia, as purchaser, dated as of August 8, 2000.

     The following is a summary of the material provisions of those purchase agreements. A copy of each purchase agreement is attached as Exhibit A and Exhibit B, respectively, hereto and is incorporated by reference into this Consent Solicitation Statement. This summary is qualified in its entirety by reference to the purchase agreements, and we urge you to read them in their entirety for a more complete description of their terms and conditions.

  Purchase Price and Allocation.

     Under the Multimedia I Agreement, Multimedia will acquire substantially all of the assets of each of the Selling Partnerships (other than Enstar Six-A and Enstar Income Program IV-3, L.P., which are parties to both the Multimedia I and Multimedia II Agreements) used in the operation of their respective cable television systems for an aggregate purchase price of $27,621,500 (subject to closing adjustments), to be paid in cash. With respect to Enstar Six-A, the purchase agreement provides for Multimedia to acquire Enstar Six-A's cable system served by its Dyer, Tennessee headend. Of the aggregate cash purchase price being paid by Multimedia, approximately $3,972,000 (subject to closing adjustments) will be allocated and paid to Enstar Six-A.

     Under the Multimedia II Agreement, Multimedia will acquire substantially all of the assets of each of the selling partnerships (other than Enstar Six-A and Enstar Income Program IV-3, L.P., which are parties to both the Multimedia I and Multimedia II Agreements) used in the operation of their respective cable systems for an aggregate purchase price of $94,929,400 in cash (subject to closing adjustments). With respect to Enstar Six-A, the purchase agreement provides for Multimedia to acquire Enstar Six-A's cable system served by its Flora, Illinois headend. Of the aggregate cash purchase price being paid by Multimedia, approximately $12,444,000 (subject to closing adjustments) will be allocated and paid to Enstar Six-A.

     The allocation of the purchase price in each agreement among the Selling Partnerships is based on the number of subscribers in each Selling Partnership's cable systems and the price per subscriber for each of those systems as negotiated between Multimedia and the General Partner. At the time they were executed, Multimedia deposited in escrow $1,800,000 and $4,250,000 to secure its obligations under the Multimedia I and Multimedia II Agreements, respectively.

     Under each agreement the purchase price payable to each Selling Partnership will be subject to adjustments at closing to reflect or take account of, among other things: each Selling Partnership's current accounts receivable; a pro rata allocation of such seller's revenues and expenses as of the closing date; if there is an aggregate shortfall of subscribers below the limits set forth in each agreement or any shortfall in such seller's subscribers below a prescribed target; certain liabilities assumed by Multimedia with respect to employee benefits; and the estimated cost of remediating certain environmental and real estate title defects relating to such seller's assets, if applicable, up to a prescribed maximum amount.

  Representations and Warranties

     The purchase agreements contain representations and warranties of Enstar Six-A relating solely to itself and its respective cable systems that are customary in the industry. In summary, Enstar Six-A represents and warrants to Multimedia that:

     - it was properly formed and is in good standing under the laws of the state of its organization;

     - it has the full legal power and authority to own and operate its cable systems as presently operated;

     - subject to obtaining the requisite consents of its limited partners, it has the full legal capacity and right to execute, deliver and perform each purchase agreement, each purchase agreement has been duly executed and delivered by it and is binding on it;

     - the consummation of the sales do not require any material action or filing with any governmental authority except for compliance with the applicable requirements of the local franchising authorities and the Federal Communications Commission ("FCC"), and does not require any other consents or actions of third parties other than obtaining the requisite consents of its limited partners and other third parties disclosed in the purchase agreements;

     - the consummation of the sales do not violate its constituent documents or any statutory or regulatory requirement or contractual obligation applicable to it or its assets or systems;

     - its most recent audited financial statements are in accordance with GAAP and its books and records and fairly present its financial condition and results of operations as of the dates thereof and for the periods stated therein;

     - no materially adverse changes have occurred in Enstar Six-A's operations since December 31, 1999;

     - except as disclosed in the purchase agreements, each franchise, FCC license and operating agreement applicable to Enstar Six-A is valid and in full force and effect;

     - it has good title to, or valid leasehold interests in, all of the cable television systems assets (including real property) being sold by it;

     - there is no material litigation or pending or threatened claim relating to it, except as disclosed in the purchase agreements;

     - it has no knowledge that it is not in compliance with all legal requirements applicable to it and its respective cable systems and it has operated its systems in material compliance with applicable environmental laws; and

     - except for Daniels & Associates, L.P., it has not retained any broker or finder in connection with either of the sales.

     Each of the Multimedia I and Multimedia II Agreements also contains certain representations and warranties identifying and describing the specific assets comprising each of the Selling Partnership's cable systems.

  Conditions Precedent

     Under each of the purchase agreements, Multimedia's obligation to acquire the cable systems is subject to the following conditions precedent:

     - no judgment, decree, order or other legal prohibition preventing or making unlawful the sale shall be in effect;

     - the necessary consents to transfer franchises shall have been obtained such that franchises covering 90% of the Selling Partnerships' aggregate subscribers can be legally transferred at closing;

     - all other material authorizations, consents, permits and approvals required for the consummation of the sale of the cable systems (as designated in the purchase agreement) shall have been obtained and remain in full force and effect;

     - the necessary approvals of the general or limited partners (as the case may be) of each of the Selling Partnerships shall have been obtained;

     - the Selling Partnerships' representations shall be true and correct as of the closing date such that the aggregate effect of any inaccuracies will not have a material adverse effect on the Selling Partnerships or their respective assets or systems; and

     - the Selling Partnerships' shall have materially complied with their obligations under the purchase agreement, which include the obligation to operate the cable systems in the ordinary course consistent with past practices.

     The Selling Partnerships' obligations to sell the cable systems are subject to conditions precedent comparable to those of Multimedia.

  Indemnification

     Under each of the Multimedia I and Multimedia II Agreements, each Selling Partnership has agreed that following the closing it will indemnify Multimedia for liabilities that arise out of:

     - breaches of such Selling Partnership's respective covenants and other obligations under the purchase agreement;

     - such Selling Partnership's operation of its cable systems prior to closing;

     - subject to a six-month survival period, breaches of such Selling Partnership's respective representations and warranties; and

     - assets and liabilities that Multimedia does not acquire or assume.

     The Selling Partnerships' aggregate indemnification liability for breaches of representations and warranties is $1,800,000 and $4,250,000 under the Multimedia I Agreement and the Multimedia II Agreement, respectively. These amounts will be allocated among the Selling Partnerships based on each seller's allocated portion of the purchase price. Enstar Six-A's allocable portions are $258,852 under the Multimedia I Agreement and $557,119 under the Multimedia II Agreement. At closing, Multimedia will withhold the amount of $1,800,000 from the purchase price of the Multimedia I Agreement and $4,250,000 from the purchase price of the Multimedia II Agreement, and deposit such amounts in escrow for a period of six months, to provide a fund for payment of the Selling Partnerships' indemnification obligations. At the end of such period, any funds remaining in escrow that are not subject to a pending claim will be disbursed to the Selling Partnerships entitled to receive such funds on a pro rata basis.

     Each purchase agreement contains comparable provisions under which Multimedia agrees to indemnify the Selling Partnerships for liabilities arising out of breaches of its obligations, representations and warranties under the purchase agreement and its operation of the cable systems following the closing.

  Termination and Breakup Fee

     Under each of the Multimedia I and Multimedia II Agreements, the Selling Partnerships may terminate their respective purchase agreements if, prior to the closing date, their fiduciary duties require them to entertain a third party's offer to acquire the cable systems, and the Selling Partnerships' limited partners approve a sale based on such offer. The General Partner does not expect to receive superior offers because of the efforts made by the broker to solicit offers. However, under each agreement, if Enstar Six-A or any of the Selling Partnerships receives a competing offer for its cable television systems, it is required to afford Multimedia an opportunity to improve its offer and to disclose the competing offer, as well as any counter-offer subsequently submitted by Multimedia, to the limited partners for their consideration. Multimedia may also terminate either purchase agreement if a specified percentage of Unitholders have disapproved the sale on the date 120 days following execution of the purchase agreement. If either purchase agreement is ultimately terminated solely because the Selling Partnerships approve a sale based on a third party's offer, the Selling Partnerships' liability to Multimedia would be a "breakup fee" in the aggregate amount of $750,000 in the case of the Multimedia I Agreement, and $1,500,000 in the case of the Multimedia II Agreement. Enstar Six-A would be liable for a pro rata portion of the breakup fee, based on its allocated portion of the purchase price, i.e., $107,850 under the Multimedia I Agreement and $196,500 under the Multimedia II Agreement. In addition to the foregoing termination provision, the Selling Partnerships and Multimedia each may terminate either purchase agreement on certain customary grounds.

     As the purchaser, Multimedia expects to fulfill its obligations under the purchase agreements with the proceeds of financing to be obtained concurrent with the closing on the purchase agreement. Neither purchase agreement, however, contains a financing contingency.

CLOSING OF THE SALE

     It is anticipated that the Multimedia I Sale and the Multimedia II Sale will be consummated as soon as practicable following receipt of (a) the requisite consents of the Selling Partnerships' limited partners to the sale and
(b) the requisite consents of regulatory authorities to transfer the cable systems to Multimedia.

     The closing of each purchase agreement will occur so long as franchises covering 90% of the aggregate subscribers of all the Selling Partnerships can be legally transferred, provided all other conditions to closing are satisfied or waived. Each purchase agreement provides that any franchises that cannot be transferred at such time (and related assets) will be retained by the applicable seller until the necessary consent or transfer is obtained, up to a maximum period of one year. During that time Multimedia will manage the applicable systems pursuant to a management agreement between Multimedia and the applicable seller. At closing, Multimedia will withhold 20% of the amount of the purchase price allocated to any such withheld system and will pay such amount to the appropriate seller upon transfer of the withheld system. If the necessary consent or approval is not obtained within one year following closing, the franchise and related assets will nonetheless be transferred to Multimedia, but Multimedia will not be required to pay the remaining 20% of the purchase price applicable to such franchise and assets.

DESCRIPTION OF ASSETS

     The table below sets forth certain operating statistics for Enstar Six-A's cable television systems as of September 30, 2000:

                                                                                                    AVERAGE
                                                                                                    MONTHLY
                                                                     PREMIUM                        REVENUE
                         HOMES         BASIC           BASIC         SERVICE        PREMIUM           PER
SYSTEM                 PASSED(1)    SUBSCRIBERS    PENETRATION(2)    UNITS(3)    PENETRATION(4)    SUBSCRIBER
------                 ---------    -----------    --------------    --------    --------------    ----------
Flora, IL............    9,020         6,105            67.7%         1,665           27.3%          $32.41
Dyer, TN.............    3,794         2,219            58.5%           527           23.7%          $34.68
                        ------         -----                          -----
Total................   12,814         8,324            65.0%         2,192           26.3%          $33.02
                        ======         =====                          =====

---------------
(1) Homes passed refers to estimates by the Partnership of the approximate number of dwelling units in a particular community that can be connected to the distribution system without any further extension of principal transmission lines. Such estimates are based upon a variety of sources, including billing records, house counts, city directories and other local sources.

(2) Basic subscribers as a percentage of homes passed by cable.

(3) Premium service units include only single channel services offered for a monthly fee per channel and do not include tiers of channels offered as a package for a single monthly fee.

(4) Premium service units as a percentage of homes subscribing to cable service. A customer may purchase more than one premium service, each of which is counted as a separate premium service unit. This ratio may be greater than 100% if the average customer subscribes for more than one premium service.

(5) Average monthly revenue per basic subscriber has been computed based on revenue for the nine months ended September 30, 2000.

USE OF PROCEEDS AND CASH DISTRIBUTIONS

     The following table sets forth the anticipated application of the combined net proceeds from the Multimedia I and Multimedia II Sales. The amount available for distribution to the limited partners of Enstar Six-A shown below assumes that all of the cable television systems covered by the Multimedia I and Multimedia II Agreements are sold to Multimedia for the price, and subject to the other terms and conditions, contained in the applicable purchase agreement, including reasonable closing adjustments.

     As promptly as practicable following the sale and calculation of all required purchase price adjustments, the General Partner will discharge all of Enstar Six-A's liabilities and distribute the Partnership's remaining assets to itself and the limited partners in accordance with Enstar Six-A's partnership agreement. The General Partner presently estimates that the total distributions to the limited partners from the proceeds of the Multimedia I and Multimedia II Sales, would total approximately $145 per Unit, after estimated closing adjustments and liquidation expenses, and subject to applicable withholding taxes. This estimate is based on the assumed expenses shown below, and also assumes a closing during the first quarter of 2001. HOWEVER, THERE CAN BE NO ASSURANCE AS TO THE ACTUAL AMOUNTS DISTRIBUTED, OR AS TO THE AMOUNTS SET FORTH BELOW. ACTUAL AMOUNTS MAY VARY MATERIALLY FROM THESE ESTIMATES.

     In accordance with Enstar Six-A's partnership agreement, distributions will be distributed in proportion to, and to the extent of, the positive capital account balances of the general and limited partners.

Purchase price..............................................  $16,416,157
Less: Reasonable closing adjustments(1).....................   (1,186,416)
Less: Working capital adjustment............................   (1,799,521)
Less: Note payable to Enstar Finance Company................   (1,050,000)
Less: Expenses of Liquidation Plan..........................     (656,646)
                                                              -----------
Net distribution amount.....................................  $11,723,574
Less: Distribution to General Partner.......................     (124,165)
                                                              -----------
Distributions to limited partners...........................  $11,599,409
                                                              ===========
Estimated distributions to limited partners per Unit........  $       145
                                                              ===========

---------------

(1) The purchase price is subject to adjustments pursuant to the purchase agreements. These adjustments are only estimates, and the adjustment actually made at closing may be more or less than this amount. These adjustments include the Partnership's allocable portions of the indemnification escrow under the purchase agreements.

DISADVANTAGES OF THE LIQUIDATION PLAN

     The principal disadvantage which would result to the limited partners from the approval of the Liquidation Plan is that Enstar Six-A would not benefit from any future improvements in economic and market conditions for its cable television systems, which improvements could produce increased cash flow and possibly increase the sale price of all or any of the cable television systems in the future.

CONSEQUENCES OF FAILURE TO APPROVE LIQUIDATION PLAN

     If the Multimedia I and Multimedia II Sales are not completed, Enstar Six-A will continue to operate its cable television systems for an indefinite period of time, the duration of which we are unable to predict. Further, if the Liquidation Plan is not approved, we believe the Partnership will face significant competition from a variety of larger and better-financed providers of technologically advanced television, telephone and Internet services. In our view, unless the Partnership were to make large investments in new, broadband technology, it will not be able to offer the quality and quantity of services that will be needed for Enstar Six-A to compete in such a new environment. Last, if the Multimedia I and Multimedia II Sales are not approved, we might seek buyers for the cable systems from time to time when, in our judgment, market conditions are favorable. Any such sale might be on terms less favorable than the terms of the proposed Multimedia sales, especially if the cable systems are sold individually instead of in a larger transaction. Failure by the limited partners to approve the Liquidation Plan will not affect their rights under the partnership agreement.

LIQUIDATION

     As soon as practicable following the closing of each sale, the General Partner on behalf of Enstar Six-A will cause Enstar Six-A to: (a) pay all costs associated with the sale, including costs associated with the solicitation of consents from the Unitholders; (b) estimate and reserve for all such costs associated with the sale for which invoices have not yet been received; and (c) provide a further contingency reserve for all other expenses and liabilities of Enstar Six-A. The General Partner will then cause the Enstar Six-A to distribute the balance of the cash from the sale to itself and the limited partners as provided in the partnership agreement.

     The remaining assets of Enstar Six-A and any remainder of the contingency reserve, will be distributed to the General Partner and the limited partners as soon as practicable after the closing of the sale. Enstar Six-A will terminate and be dissolved upon the disposition of all of its assets.

FEDERAL INCOME TAX CONSEQUENCES OF THE LIQUIDATION PLAN

  General

     The following discussion generally summarizes the federal income tax consequences expected to arise from the consummation of the Liquidation Plan. Further, it does not summarize state income tax consequences of the Liquidation Plan, which can vary from state to state. This summary is not intended to be and should not be considered an opinion respecting the federal, state, local or foreign income tax consequences to a particular limited partner. DUE TO THE COMPLEXITY OF THE TAX ISSUES INVOLVED, THE UNITHOLDERS ARE URGED TO CONSULT WITH THEIR PERSONAL TAX ADVISORS REGARDING THEIR INDIVIDUAL CIRCUMSTANCES AND THE TAX REPORTING CONSEQUENCES OF THE TRANSACTION.

     This summary is based upon the Internal Revenue Code of 1986, as amended (which is also referred to as the Code); existing final, temporary and proposed Treasury regulations thereunder (which are also referred to as the Regulations); published rulings and practices of the Internal Revenue Service (which is also referred to as the IRS); and court decisions, each as currently in effect. There can be no assurance that the IRS will agree with the conclusions herein or that future legislation or administrative changes or court decisions will not significantly modify the federal income tax law regarding the matters described herein, potentially with retroactive effect. This interpretation is also subject to subsequent issuance of Treasury regulations and procedures for federal income tax reporting.

     This summary does not discuss all the federal income tax aspects of the Liquidation Plan that may be relevant and material to a particular Unitholder in light of the Unitholder's personal circumstances, or to certain types of Unitholders who are subject to special treatment. For example, insurance companies, S corporations, partnerships, pension and profit sharing plans, tax-exempt organizations, non-U.S. taxpayers and others may be subject to special rules not discussed below. This summary also does not address other federal, state, local or foreign tax consequences of consummation of the Liquidation Plan.

  Partnership Status

     Under current law, a "partnership" is not a taxable entity and incurs no federal income tax liability. Instead, each partner is required to take into account in computing such partner's income tax liability such partner's allocable share of the partnership's items of income, gain, loss, deduction and credit. The distribution of cash attributable to partnership income is generally not a separate taxable event. This tax treatment, however, depends entirely upon Enstar Six-A's classification as a "partnership" (rather than as an "association taxable as a corporation") for federal income tax purposes. This summary assumes that the Partnership has been and will continue to be properly classified as a "partnership" for federal income tax purposes. No opinion of counsel or of the Partnership's independent accountants or ruling from the IRS is currently being sought with respect to this partnership status issue.

  Federal Income Tax Consequences

     Realization of Gain on Sale of Assets. Consummation of the Liquidation Plan will cause the Partnership to recognize gain for federal income tax purposes. In general, such gain will equal the excess of the "amount realized" over the Partnership's adjusted basis in the assets. The General Partner anticipates that some or all of the recognized gain will be taxable as ordinary income resulting from the recapture of previously claimed deductions for depreciation and amortization under section 1245 of the Code. The gain recognized by a limited partner may be reduced by his prior losses not deductible because of the "passive activity loss" limitations under section 469 of the Code. For more information, please see the subsection entitled Passive Activity Losses below.

     Passive Activity Losses. Under Section 469 of the Code, non-corporate taxpayers, personal service corporations or certain other closely held corporations generally can deduct "passive activity losses" in any year only to the extent of its passive activity income for that year. Substantially all post-1986 losses of Unitholders from the Partnership should be considered passive activity losses. Thus, Unitholders may have "suspended" passive losses from the Partnership (i.e., post-1986 net taxable losses in excess of statutorily permitted "phase-in" amounts which have not been used to offset income from other passive activities) which may be available to shelter gain from the Liquidation Plan. Unitholders should consult their own tax advisors regarding the effect that the passive activity loss rules will have upon his or her tax situation.

     Unrelated Business Income. For most tax-exempt Unitholders, a portion of the gain from the sale of the assets will be treated as unrelated business income subject to tax under section 511 of the Code. Under Section 514(a) of the Code, gain from the sale of "debt-financed property" is treated as unrelated business income generally in an amount equal to a ratio determined by comparing the property's debt to its cost basis. Additional unrelated business income may result to a tax-exempt Unitholder which borrowed funds to purchase its Units. Tax-exempt Unitholders should consult their own tax advisors regarding the unrelated trade or business income that may result from the sale of the Partnership's cable television systems.

     Foreign Investors. A Unitholder who is a nonresident alien individual, foreign corporation or other foreign person, is subject to a withholding tax on that person's share of the gain recognized on the Liquidation Plan. The withholding rates are 39.6% for Unitholders other than corporate Unitholders and 35% for corporate Unitholders. Amounts withheld will be remitted to the IRS and the foreign person will receive a credit on such person's U.S. tax return for the amount of the tax withheld by the Partnership. The tax withheld will be treated as a distribution to the foreign Unitholder.

     Complete liquidation. In general, upon complete liquidation of the Partnership, gain will recognized by a Unitholder upon receipt of a liquidating distribution only to the extent any money (and certain other property) received exceeds the adjusted basis of the Unitholder's Units. It is anticipated that a Unitholder's basis for his Units will be approximately equal to his liquidating distribution, primarily because the basis for his Units will be increased by his share of gain on the sale of the assets. Thus, little or no additional gain should be recognized as a result of receiving a liquidating distribution. However, this may not be true in all cases, and some or all of the Unitholders may recognize gain on the liquidation of the Partnership in addition to their share of gain realized by the Partnership on the sale of the Partnership's assets. Since any decrease in a Unitholder's share of Partnership liabilities is deemed to be a distribution of money, the amount of gain on a liquidation distribution may exceed the actual distribution of money. Loss will generally be recognized by a Unitholder only if he receives no property other than money, and then only to the extent the adjusted basis of his Units exceed the sum of any money received.

  State Tax Consequences

     Many states impose income tax withholding requirements on partnerships that have nonresident partners. These requirements are at the partnership level and, therefore, do not reflect the actual tax profile of the individual partner. Nonetheless, the Unitholders are urged to consult their personal tax advisors for advice regarding the application of the information set forth herein to their individual circumstances, including the state tax consequences to each of them on the consummation of the Liquidation Plan and related distributions.

NO APPRAISAL RIGHTS

     If the Unitholders owning at least a majority of the Units on the Record Date vote in favor of the Liquidation Plan, such approval will bind all Unitholders. The partnership agreement and the Georgia Revised Uniform Limited Partnership Act, under which Enstar Six-A is governed, do not give rights of appraisal or similar rights to Unitholders who dissent from the vote of the majority in approving or disapproving the Liquidation Plan. Accordingly, dissenting Unitholders do not have the right to have their Units appraised and to have the value of their Units paid to them because they disapprove of the action of a majority in Units of the Unitholders.

                MARKET PRICES OF PARTNERSHIP UNITS NOT AVAILABLE

     No established market for the Units of Enstar Six-A was ever expected to develop, and none has developed. Consequently, transactions in the Units have been limited and sporadic, and it is not known to what extent those transactions have been between willing buyers and willing sellers, and whether they have fairly reflected the market value of Enstar Six-A. For these reasons, reliable market prices for the Units are not available.

                          DISTRIBUTIONS TO UNITHOLDERS

     From the January 1989 through May 1993, Enstar Six-A made aggregate cash distributions to its Unitholders in the amount of $3,353,637, or $42 per Unit. Such distributions were made from operating cash flow. Enstar Six-A has not made distributions to its limited partners since May 1993.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     On September 30, 2000, there were 79,818 Units issued and outstanding and entitled to vote on matters upon which the Unitholders may vote or consent, which were held by 1,866 Unitholders. The General Partner owns a 0.5% interest in the Partnership.

     As of September 30, 2000, the only person known by the Partnership to own beneficially or that may be deemed to own beneficially more than 5% of the Units was:

                                                             BENEFICIAL OWNERSHIP
                     NAME AND ADDRESS                        ---------------------
                    OF BENEFICIAL OWNER                       AMOUNT      PERCENT
                    -------------------                      --------    ---------
Everest Cable Investors LLC................................   4,726(1)     5.9%
  199 South Los Robles Ave., Suite 440
  Pasadena, CA 91101

---------------
(1) As reported to us by our transfer agent, Gemisys Corporation.

     The General Partner is a wholly-owned subsidiary of Charter Communications Holding Company, LLC. As of September 30, 2000, Charter Communications Holding Company, LLC was beneficially controlled by Paul G. Allen through his ownership and control of Charter Communications, Inc., Charter Investment, Inc. and Vulcan Cable III, Inc.

                   IDENTITY AND BACKGROUND OF CERTAIN PERSONS

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

     Charter Communications Holding Company, LLC, is owned, in part, by Charter Communications, Inc. Charter Communications, Inc. is a public company. Charter Communications Holding Company, LLC owns Enstar Communications Corporation, and as an indirect subsidiary, also owns Enstar Cable Corporation, the company that provides management services to the Enstar partnerships. Enstar Communications Corporation is the general partner of the 14 Enstar partnerships that own cable systems in various areas of the country. Charter has grown rapidly over the past five years, completing 34 acquisitions during this period, including 14 since January 1, 1999. As a result of its acquisition strategy, Charter is the fourth largest operator of cable television systems in the United States, serving approximately 6.3 million customers.

ENSTAR COMMUNICATIONS CORPORATION

     Enstar Communications is the general partner of Enstar Six-A. Enstar Communications is a Georgia corporation whose principal business is to engage in the cable/telecommunications business, both as a general partner of 14 limited partnerships formed to own and operate cable television systems, and through a wholly-owned operating subsidiary. As of December 31, 1999, Enstar Communications managed cable television systems serving approximately 81,100 basic subscribers, all of which are currently in various stages of being sold. The address of Enstar Communications' principal executive offices is 12444 Powerscourt Drive, Suite 100, St. Louis, Missouri 63131.

     Set forth below is certain general information about the Directors and Executive Officers of Enstar Communications, each of whom holds a comparable position with Charter Communications, Inc.:

NAME                                   AGE                           POSITION
----                                   ---                           --------
Jerald L. Kent.......................  44    Director, President and Chief Executive Officer
David Andersen.......................  51    Senior Vice President -- Communications and Investor
                                             Relations
David G. Barford.....................  42    Senior Vice President of Operations -- Western Division
Mary Pat Blake.......................  45    Senior Vice President -- Marketing and Programming
Eric A. Freesmeie....................  47    Senior Vice President -- Administration
Thomas R. Jokerst....................  51    Senior Vice President -- Advanced Technology Development
Kent D. Kalkwarf.....................  41    Senior Vice President and Chief Financial Officer
Ralph G. Kelly.......................  43    Senior Vice President -- Treasurer
David L. McCall......................  45    Senior Vice President of Operations -- Eastern Division
John C. Pietri.......................  50    Senior Vice President -- Engineering
Michael E. Riddle....................  41    Senior Vice President and Chief Information Officer
Steven A. Schumm.....................  48    Executive Vice President, Assistant to the President
Curtis S. Shaw.......................  51    Senior Vice President, General Counsel and Secretary
Steven E. Silva......................  40    Senior Vice President -- Corporate Development and
                                             Technology
James (Trey) H. Smith, III...........  52    Senior Vice President of Operations -- Western Division

     JERALD L. KENT, President, Chief Executive Officer and Director of Enstar Communications, Inc. Mr. Kent has held these positions with Enstar Communications since November 1999 and with Charter Investment, Inc. (an affiliate of Enstar Communications) since April 1995. He previously held the position of Chief Financial Officer of Charter Investment. Prior to co-founding Charter Investment in 1993, Mr. Kent was Executive Vice President and Chief Financial Officer of Cencom Cable Associates, Inc. Before that, he held other executive positions at Cencom. Earlier he was with Arthur Andersen LLP, where he attained the position of tax manager. Mr. Kent is a member of the board of directors of High Speed Access Corp., Cable Television Laboratories, Inc., Com2l Inc. and C-SPAN. He is also a member of the executive committee and the board of directors of NCTA. Mr. Kent, a certified public accountant, received his undergraduate and M.B.A. degrees from Washington University (St. Louis.).

     DAVID C. ANDERSEN, Senior Vice President -- Communications. Prior to joining Enstar Communications in May 2000, Mr. Andersen served as Vice President of Communications for CNBC, the worldwide cable and satellite business news network subsidiary of NBC. Before that, starting in 1982 when he established their public relations department, Mr. Andersen served in various management positions at Cox Communications, Inc., most recently as Vice President of Public Affairs. Mr. Andersen serves on the Board of KIDSNET, and is a former Chairman of the National Captioning Institute's Cable Advisory Board. He received a B.S. degree in Journalism from the University of Kansas.

     DAVID G. BARFORD, Executive Vice President and Chief Operating
Officer. Mr. Barford was promoted to his current position in July 2000, previously serving as Senior Vice President of Operations-Western Division. Prior to joining Charter Investment in 1995, Mr. Barford held various senior marketing and operating roles during nine years at Comcast Cable Communications, Inc. He received a B.A. degree from California State University, Fullerton, and an M.B.A. degree from National University.

     MARY PAT BLAKE, Senior Vice President -- Marketing and Programming. Ms. Blake has held this position with Enstar Communications since November 1999. Prior to joining Charter Investment in 1995, Ms. Blake was active in the emerging business sector and formed Blake Investments, Inc. in 1993. She has 18 years of experience with senior management responsibilities in marketing, sales, finance, systems, and general management. Ms. Blake received a B.S. degree from the University of Minnesota and an M.B.A. degree from the Harvard Business School.

     ERIC A. FREESMEIER, Senior Vice President -- Administration. Mr. Freesmeier has held this position with Enstar Communications since November 1999. From 1986 until joining Charter Investment in 1998, Mr. Freesmeier served in various executive management positions at Edison Brothers Stores, Inc. Earlier he held management and executive positions at Montgomery Ward. Mr. Freesmeier holds a bachelor's degree from the University of Iowa and a master's degree from Northwestern University's Kellogg Graduate School of Management.

     THOMAS R. JOKERST, Senior Vice President Advanced Technology
Development. Mr. Jokerst has held this position with Enstar Communications since November 1999. Mr. Jokerst joined Charter Investment in 1994. Previously he served as a vice president of Cable Television Laboratories and as a regional director of engineering for Continental Cablevision. He is a graduate of Ranken Technical Institute and of Southern Illinois University.

     KENT D. KALKWARF, Executive Vice President and Chief Financial
Officer. Mr. Kalkwarf was promoted to the position of Executive Vice President in July 2000, previously serving as Senior Vice President and Chief Financial Officer. Prior to joining Charter Investment in 1995, Mr. Kalkwarf was employed for 13 years by Arthur Anderson LLP, where he attained the position of senior tax manager. He has extensive experience in cable, real estate, and international tax issues. Mr. Kalkwarf has a B.S. degree from Illinois Wesleyan University and is a certified public accountant.

     RALPH G. KELLY, Senior Vice President -- Treasurer. Mr. Kelly has held this position with Enstar Communications since November 1999. Prior to joining Charter Investment in 1993, Mr. Kelly was controller and then treasurer of Cencom Cable Associates. He left Charter in 1994, to become Chief Financial Officer of CableMaxx, Inc., and returned in 1996. Mr. Kelly received his bachelor's degree in accounting from the University of Missouri -- Columbia and his M.B.A. degree from Saint Louis University.

     DAVID L. McCALL, Senior Vice President of Operations -- Eastern
Division. Mr. McCall has held this position with Enstar Communications since November 1999. Prior to joining Charter Investment in 1995, Mr. McCall was associated with Crown Cable and its predecessor, Cencom Cable Associates, Inc., from 1983 to 1994. Mr. McCall has served as a director of the South Carolina Cable Television Association for ten years and is a member of the Southern Cable Association's Tower Club.

     JOHN C. PIETRI, Senior Vice President -- Engineering. Mr. Pietri has held this position with Enstar Communications since November 1999. Prior to joining Charter Investment in 1998, Mr. Pietri was with Marcus Cable for nine years, most recently serving as Senior Vice President and Chief Technical Officer.

Earlier he was in operations with West Marc Communications and Minnesota Utility Contracting. Mr. Pietri attended the University of Wisconsin-Oshkosh.

     MICHAEL E. RIDDLE, Senior Vice President and Chief Information
Officer. Prior to joining Enstar Communications in December 1999, Mr. Riddle was Director of Applied Technologies of Cox Communications for four years. Prior to that, he held technical and management positions during 17 years at Southwestern Bell and its subsidiaries. Mr. Riddle attended Fort Hays State University.

     STEVEN A. SCHUMM, Executive Vice President, Assistant to the
President. Mr. Schumm has held these positions with Enstar Communications since November 1999. Prior to joining Charter Investment in 1998, Mr. Schumm was Managing Partner of the St. Louis office of Ernst & Young LLP, where he was a partner for 14 of 24 years. He served as one of 10 members of the firm's National Tax Committee. Mr. Schumm earned a B.S. degree from Saint Louis University.

     CURTIS S. SHAW, Senior Vice President, General Counsel and Secretary. Mr. Shaw has held these positions with Enstar Communications since November 1999. From 1988 until he joined Charter Investment in 1997, Mr. Shaw served as corporate counsel to NYNEX. He has over 26 years of experience as a corporate lawyer, specializing in mergers and acquisitions, joint ventures, public offerings, financings, and federal securities and antitrust law. Mr. Shaw received a B.A. degree from Trinity College and a J.D. degree from Columbia University School of Law.

     STEPHEN E. SILVA, Senior Vice President -- Corporate Development and Technology. Mr. Silva has held this position with Enstar Communications since November 1999. From 1983 until joining Charter Investment in 1995, Mr. Silva served in various management positions at U.S. Computer Services, Inc. He is a member of the board of directors of High Speed Access Corp.

     JAMES (TREY) H. SMITH, III, Senior Vice President of Operations -- Western Division. Mr. Smith was appointed to his current position in September 2000, previously serving as a Division President of AT&T Broadband. Before that, he was President and CEO of Rogers Cablesystems Ltd., Senior Vice President of the Western Region for MediaOne/Continental Cable and Executive Vice President of Operations for Times Mirror Cable TV, Inc. He received B.B.A. and M.B.A. degrees from Georgia State University and is a certified public accountant.

MULTIMEDIA ACQUISITION CORP.

     Multimedia Acquisition Corp., the purchaser under Multimedia I and Multimedia II Agreements, is a Pennsylvania corporation. Multimedia is not affiliated with any Selling Partnership. The address of Multimedia's principal executive offices is 1059 East 10th Street, Hazleton, Pennsylvania 18201.

                               VOTING PROCEDURES

     The Liquidation Plan is a single proposal that must be approved by the holders of at least a majority of the Units. We are seeking to obtain that approval through the solicitation of written consents. No meeting of the Unitholders will be held. A vote to approve the Liquidation Plan will constitute approval of each of the elements of the Liquidation Plan. If the holders of a majority of the Units on the Record Date vote to approve the Liquidation Plan, that approval will bind all Unitholders.

     The close of business on October 31, 2000 has been fixed as the Record Date for determining the Unitholders entitled to receive notice of the solicitation of consents and to consent to the Liquidation Plan. Consents of the Unitholders to the Liquidation Plan will be solicited during the period, also referred to as the Solicitation Period, which begins on [DATE OF SOLICITATION] and will end at 5:00 p.m., New York City time, on the earlier of [30 DAYS FROM DATE OF SOLICITATION], 2000 or the day that holders of at least a majority of the Units consent (unless extended, in the sole discretion of Enstar Communications acting on behalf of Enstar Six-A). The enclosed consent card permits you to approve, disapprove or abstain with respect to the Liquidation Plan. Please indicate your approval, disapproval or abstention by marking and signing and dating the enclosed consent card and returning it in the enclosed self-addressed envelope to Georgeson Shareholder

Communications Inc., Wall Street Station, P.O. Box 1101, New York, New York 10269-0666, a company Enstar Six-A has engaged to act as Soliciting Agent. If you sign and send in the enclosed consent card and do not indicate how you want to vote, your consent card will be treated as voting to APPROVE the Liquidation Plan. If you fail to send in your consent card or ABSTAIN, it will have the same effect as a vote to DISAPPROVE the Liquidation Plan.

     You may change your vote at any time before 5:00 p.m., New York City time, on [30 DAYS FROM DATE OF SOLICITATION], 2000 or the day that holders of a majority of the Units consent, whichever comes first (unless extended, in the sole discretion of Enstar Communications acting on behalf of Enstar Six-A). You can do this in one of two ways. First, you can send a written notice dated later than your consent card stating that you would like to revoke or change your vote. Second, you can complete and submit a new consent card dated later than your original consent card. If you choose either of these two methods, you must submit your notice of revocation or new consent card to the Soliciting Agent. If you instructed a broker to vote your Units, you must follow your broker's directions for changing those instructions. TO BE EFFECTIVE, YOUR NOTICE OF REVOCATION OR NEW CONSENT CARD MUST BE RECEIVED BY GEORGESON SHAREHOLDER COMMUNICATIONS BEFORE THE END OF THE SOLICITATION PERIOD.

     On September 30, 2000, there were 79,818 outstanding Units entitled to vote on the Liquidation Plan, which were held by 1,866 Unitholders. Unitholders holding at least a majority of the outstanding Units are required to approve the Liquidation Plan.

                             AVAILABLE INFORMATION

     This Consent Solicitation Statement does not purport to be a complete description of all agreements and matters relating to the condition of Enstar Six-A, Enstar Six-A's assets and the transactions described herein. With respect to statements contained in this Consent Solicitation Statement as to the content of any contract or other document filed as an exhibit to Enstar Six-A's Annual Report on Form 10-K for the year ended December 31, 1999, Quarterly Reports on Form 10-Q for the periods ended March 31, 2000, June 30, 2000, and September 30, 2000, or a Current Report on Form 8-K, each such statement is qualified in all respects by reference to such reports and the schedules thereto, which may be obtained without charge upon written request to Enstar Six-A. To make such a request, you should write to Enstar Communications Corporation, 12444 Powerscourt Drive, Suite 100, St. Louis, Missouri 63131, Attention: Ms. Carol Wolf, Manager of Partnership Relations; or call (314) 543-2389.

                                                                       Exhibit A





                            ASSET PURCHASE AGREEMENT

                                 BY AND BETWEEN

                      ENSTAR INCOME PROGRAM 1984-1, L.P.,
                       ENSTAR INCOME PROGRAM IV-3, L.P.,
                   ENSTAR INCOME/GROWTH PROGRAM SIX-A, L.P.,
                  ENSTAR VII, ENSTAR VIII AND ENSTAR X, LTD.,
                                  AS SELLERS,

                                      AND

                         MULTIMEDIA ACQUISITION CORP.,
                                    AS BUYER





                           Dated as of June 21, 2000

                               TABLE OF CONTENTS


                                                                                                               PAGE
1.   DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
     1.1   Terms Defined in this Section  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
     1.2   Other Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
2.   SALE OF ASSETS; ASSUMPTION OF CERTAIN LIABILITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
     2.1   Sales of Assets.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
     2.2   Assumed Liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
3.   CLOSING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
     3.1   Purchase Price   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
     3.2   Manner and Time of Closing and Payment   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     3.3   Adjustment of Purchase Price   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     3.4   Instrument of Assignment and Assumption  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
     3.5   Deposit Escrow Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
     3.6   Purchase Price Allocation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
4.   REPRESENTATIONS AND WARRANTIES OF SELLER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
     4.1   Organization, Qualification and Power  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
     4.2   Capacity; Due Authorization; Enforceability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
     4.3   Absence of Conflicting Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
     4.4   Financial Statements; Absence of Undisclosed Liabilities; Accounts Receivable  . . . . . . . . . . . 15
     4.5   Absence of Certain Changes   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
     4.6   Real Property; Leases; Condemnation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
     4.7   Personal Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
     4.8   Governmental Authorizations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
     4.9   Agreements   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
     4.10  Pole Attachment Agreements; Related Agreements   . . . . . . . . . . . . . . . . . . . . . . . . . . 18
     4.11  Retransmission Consent and Must-Carry; Rate Regulation; Copyright Compliance   . . . . . . . . . . . 18
     4.12  Litigation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
     4.13  Compliance with Laws   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
     4.14  Employee Benefit Plans   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
     4.15  Labor Relations; Employees   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19





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                               TABLE OF CONTENTS
                                  (CONTINUED)


                                                                                                               PAGE
     4.16  Environmental Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
     4.17  Bonds; Letters of Credit   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
     4.18  Information on the Systems and Subscribers   . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
     4.19  Broker; Brokers' Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
5.   REPRESENTATIONS AND WARRANTIES OF BUYER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
     5.1   Organization, Qualification and Power  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
     5.2   Capacity; Due Authorization; Enforceability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
     5.3   Absence of Conflicting Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
     5.4   Litigation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
     5.5   Financial Capability   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
     5.6   Brokers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
6.   COVENANTS OF SELLER AND BUYER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
     6.1   Continuity and Maintenance of Operations   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
     6.2   Access to Seller; Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
     6.3   Notification   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
     6.4   No Public Announcement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
     6.5   Regulatory Filings   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
     6.6   Employees; Employee Benefits.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
     6.7   Required Consents.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
     6.8   Use of Transferor's Name   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
     6.9   Delivery of Subscriber Information   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
     6.10  Tax Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
     6.11  Further Assurances; Satisfaction of Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
     6.12  Environmental Reports; Title Commitments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
     6.13  Limited Partner Consents   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
     6.14  Dyer Office Facility   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
     6.15  Acquisition Proposals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
     6.16  Noncompetition Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
     6.17  Upgrade of Covington System  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31





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                               TABLE OF CONTENTS
                                  (CONTINUED)


                                                                                                               PAGE
7.   CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
     7.1   Representations and Warranties of Sellers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
     7.2   Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
     7.3   Transferable Franchise Areas; Material Consents; Franchise Renewals; Franchise Extensions  . . . . . 32
     7.4   Hart-Scott-Rodino Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
     7.5   Judgment   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
     7.6   Delivery of Certificates and Documents   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
     7.7   Opinion of Sellers' Counsel  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
     7.8   Opinion of Sellers' FCC Counsel  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
     7.9   Limited Partner Consents   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
8.   CONDITIONS PRECEDENT TO SELLERS' OBLIGATIONS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
     8.1   Representations and Warranties of Buyer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
     8.2   Covenants.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
     8.3   Transferable Franchise Areas; Material Consents  . . . . . . . . . . . . . . . . . . . . . . . . . . 34
     8.4   Hart-Scott-Rodino Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
     8.5   Judgment   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
     8.6   Limited Partner Consents   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
     8.7   Delivery of Certificates and Documents   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
     8.8   Opinion of Buyer's Counsel   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
     8.9   Payment for Assets   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
9.   RETAINED FRANCHISES AND ASSETS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
     9.1   Non-Transferable Franchise Areas   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
     9.2   Retained Franchise Consents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
     9.3   Subsequent Closings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
     9.4   Final Closing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
     9.5   Franchise Purchase Price; Discounted Franchise Purchase Price  . . . . . . . . . . . . . . . . . . . 36
     9.6   Management Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36





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
                                                                                                               PAGE
10.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION  . . . . . . . . . . . . . . . . . . . . . . . 36
     10.1  Survival of Representations and Warranties   . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
     10.2  Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
     10.3  Assertion of Claims  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
     10.4  Notice of and Right to Defend Third Party Claims   . . . . . . . . . . . . . . . . . . . . . . . . . 37
     10.5  Limitations of Liability   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
     10.6  Indemnity Escrow Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
11.  TERMINATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
     11.1  Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
     11.2  Breakup Fee; Acquisition Proposals   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
     11.3  Reimbursement of Expenses. Reimbursement of Expenses   . . . . . . . . . . . . . . . . . . . . . . . 40
     11.4  Surviving Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
     11.5  Attorney's Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
12.  EXPENSES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
13.  ENTIRE AGREEMENT   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
14.  PARTIES OBLIGATED AND BENEFITED  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
15.  NOTICES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
16.  AMENDMENTS AND WAIVERS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43
17.  SEVERABILITY   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43
18.  SECTION HEADINGS AND TERMS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43
19.  COUNTERPARTS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43
20.  GOVERNING LAW; CONSENT IN JURISDICTION   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43
21.  SPECIFIC PERFORMANCE   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44

                         LIST OF EXHIBITS AND SCHEDULES


Exhibits

A    Form of Deposit Escrow Agreement
B    Form of Indemnity Escrow Agreement
C    Form of Bill of Sale and Assignment and Assumption Agreement
D    Form of Opinion of Sellers' Counsel
E    Form of Opinion of Sellers' FCC Counsel
F    Form of Opinion of Buyer's Counsel

Schedules

1.1A             Purchase Price Allocation; Subscriber Adjustment Amounts;
                 Minimum Subscriber Numbers; Indemnification Allocation
1.1B             Permitted Encumbrances
2.1(b)(i)        Programming and Retransmission Consent Agreements Being
                 Assigned
2.1(b)(viii)     Excluded Assets
4.3              Required Consents
4.4              Financial Statements
4.6(a)           Owned Real Property
4.6(b)           Leased Real Property
4.7(b)           Personal Property Leases
4.8              Governmental Authorizations
4.8A             Agreements and Governmental Authorizations Not Delivered
4.9              Agreements
4.10             Pole Attachment Agreements; Related Agreements
4.11             Retransmission Consent and Must-Carry; Rate Regulation
4.14(a)          Systems Plans
4.16             Environmental Matters
4.17             Bonds; Guaranties; Letters of Credit
4.18             Information on the Systems and Subscribers
7.3              Required Transferable Franchise Areas

                            ASSET PURCHASE AGREEMENT

                 THIS AGREEMENT, made as of the 21st day of June, 2000, is by and between Multimedia Acquisition Corp., a Pennsylvania corporation ("Buyer"), and Enstar Income Program 1984-1, L.P., a Georgia limited partnership, Enstar Income Program IV-3, L.P., a Georgia limited partnership, Enstar Income/Growth Program Six-A, L.P., a Georgia limited partnership, Enstar VII, a Georgia limited partnership, Enstar VIII, a Georgia limited partnership, and Enstar X, Ltd., a Georgia limited partnership (collectively, "Sellers," and each individually, a "Seller").


                              W I T N E S S E T H:

                 WHEREAS, Sellers own and operate cable television systems in the communities of Brownsville, Dyer and Ripley, Tennessee; Fulton, Kentucky; Snowhill, North Carolina; and Pageland and Chesterfield, South Carolina, as more particularly described in Schedule 4.18 hereto (the "Systems");

                 WHEREAS, Sellers have agreed to convey to Buyer substantially all of their respective assets comprising or used or usable in connection with their operation of their respective Systems, upon the terms and conditions set forth herein;

                 WHEREAS, Buyer has agreed to assume certain specified liabilities of Sellers, upon the terms and conditions set forth herein; and

                 NOW, THEREFORE, in consideration of the representations and warranties and the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Sellers and Buyer do hereby agree as follows:

1.       Definitions.

         1.1 Terms Defined in this Section. In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following meanings when used herein with initial capital letters:

                 "Accounts Receivable" means the sum of 99% of the book value of all subscriber accounts receivable that are outstanding as of the Closing Date and no part of which other than $5.00 is more than sixty (60) days past due (with an account being past due one day after the first day of the period to which the applicable billing relates); plus 95% of the book value of all advertising and other accounts receivable that are outstanding as of the Closing Date and no part of which other than $5.00 is more than ninety (90) days from the invoice date.

                 "Affiliate" means, with respect to any Person, any other Person controlling, controlled by or under common control with, such Person, with "control" for such purpose meaning the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or voting interests, by contract or otherwise.

                 "Basic Cable Service" means the tier of cable television service that includes the retransmission of local broadcast signals as defined by the Cable Act.

                 "Business Day" means any day other than Saturday, Sunday or a day on which banking institutions in New York, New York are required or authorized to be closed.

                 "Cable Act" means Title VI of the Communications Act of 1934, as amended, 47 U.S.C. Sections 151 et seq., all other provisions of the Cable Communications Policy Act of 1984 and the provisions of the Cable Television Consumer Protection and Competition Act of 1992, and the provisions of the Telecommunications Act of 1996 amending Title VI of the Communications Act of 1934, in each case as amended and in effect from time to time.

                 "Charter" means Charter Communications, Inc., a Delaware Corporation.

                 "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder as in effect from time to time.

                 "Communications Act" means the Communications Act of 1934, as amended by the Cable Communications Policy Act of 1984, the Cable Television Consumer Protection and Competition Act of 1992 and the provisions of the Telecommunications Act of 1996 amending Title VI of the Communications Act of 1934, and as may be further amended, and the rules and regulations, policies and published decisions of the FCC thereunder, as in effect from time to time.

                 "Compensation Arrangement" means any plan or compensation arrangement, other than an Employee Plan or a Multiemployer Plan, whether written or unwritten, which provides to employees or former employees of Seller or any ERISA Affiliate any compensation or other benefits, whether deferred or not, in excess of base salary or wages and excluding overtime pay, and including, but not limited to, any bonus (including any bonus given to motivate employees to work for Seller through the Closing), incentive plan, stock rights plan, deferred compensation arrangement, stock purchase plan, severance pay plan and any other perquisites and employees fringe benefit plans.

                 "Deposit Amount" means the amount of $1,800,000 (which amount shall be allocated among Sellers on a pro rata basis based on the allocation of the aggregate Purchase Price among Sellers), being deposited by Buyer with the Escrow Agent pursuant to the Deposit Escrow Agreement to secure Buyer's performance of its covenants and obligations to the respective Sellers hereunder.

                 "Deposit Escrow Agreement" means the Deposit Escrow Agreement among Buyer, Sellers and the Escrow Agent substantially in the form of Exhibit A.

                 "Employee" means any person employed by Seller.

                 "Employee Plan" means any pension, retirement, profit-sharing, deferred compensation, vacation, severance, bonus, incentive, medical, vision, dental, disability, life insurance or any other employee benefit plan as defined in Section 3(3) of ERISA (other than a

Multiemployer Plan) to which any Seller or any of its ERISA Affiliates contributes or has any obligation to contribute or to which any Seller or any of its ERISA Affiliates sponsors, maintains or otherwise has liability.

                 "Encumbrance" means any mortgage, lien, security interest, security agreement, conditional sale or other title retention agreement, pledge, option, charge, assessment, restriction, encumbrance, adverse interest, adverse claim, voting agreement, restriction on transfer or any exception to or defect in title.

                 "Environmental Claim" means any claim or charge of a violation of or noncompliance with any Environmental Law.

                 "Environmental Laws" means any and all federal, state or local laws, statutes, rules, regulations, ordinances, orders, decrees and other binding obligations: (i) related to releases or threatened releases of any Hazardous Substance to soil, surface water, groundwater, air or any other environmental media; (ii) governing the use, treatment, storage, disposal, transport or handling of Hazardous Substances; or (iii) related to the protection of the environment and human health. Such Environmental Laws shall include, but are not limited to, RCRA, CERCLA, EPCRA, the Clean Air Act, the Clean Water Act, the Safe Drinking Water Act, the Toxic Substances Control Act, the Endangered Species Act and any other federal, state or local laws, statutes, ordinances, rules, orders, permit conditions, licenses or any terms or provisions thereof related to clauses (i), (ii) or (iii) above.

                 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder, as in effect from time to time.

                 "ERISA Affiliate" means, with respect to any Seller, (i) any corporation which at, or at any time before, the Closing Date is or was a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as Seller; (ii) any partnership, trade or business (whether or not incorporated) which, at or any time before, the Closing Date is or was under common control (within the meaning of Section 414(c) of the Code) with such Seller; (iii) any entity, which at, or at any time before, the Closing Date is or was a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as either such Seller, any corporation described in clause (i) or any partnership, trade or business described in clause (ii); and (iv) any entity which at any time before the Closing Date is or was required to be aggregated with such Seller under Section 414(o) of the Code.

                 "Escrow Agent" means The Bank of New York, or any other bank reasonably acceptable to Seller and Buyer.

                 "Expanded Basic Service" means the tier of cable television service offered separately from Basic Cable Service and for a charge in addition to that charged for Basic Cable Service, and that can only be purchased by subscribers that also receive Basic Cable Service, but not including any a la carte programming tier or other programming offered on a per channel or per program basis.

                 "FAA" means the Federal Aviation Administration.

                 "FCC" means the Federal Communications Commission.

                 "Franchise" means all franchise agreements and similar governing agreements, instruments and resolutions and franchise-related statutes and ordinances that are necessary or required in order to operate any of the Systems and to provide cable television services in any of the Systems.

                 "Franchise Area" means, with respect to any Franchise, the geographic area in which a Seller is authorized to operate any of the Systems pursuant to such Franchise.

                 "Franchise Extension" means the extension of the expiration date for any Franchise that shall, by its terms, expire during the thirty-month period subsequent to the Closing Date, such extension being on such terms and conditions as shall be satisfactory to Buyer in its reasonably exercised discretion.

                 "Franchise Renewal" means, for each Franchise that has expired or shall expire prior to the Closing Date, the issuance of a new Franchise that shall be on such terms and conditions as shall be satisfactory to Buyer in its reasonably exercised discretion.

                 "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

                 "General Partner" means Enstar Communications Corporation, a Georgia corporation.

                 "Governmental Authority" means (i) the United States of America or (ii) any state of the United States of America and any political subdivision thereof, including counties, municipalities and the like.

                 "Governmental Authorizations" means, collectively, all Franchises and other authorizations, agreements, Licenses and permits for and with respect to the construction and operation of any of the Systems obtained from any Governmental Authority.

                 "Hazardous Substance" means any substance, hazardous material or other substance or compound regulated under Environmental Laws, including, without limitation, petroleum or any refined product or fraction or derivative thereof.

                 "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder, as in effect from time to time.

                 "Indemnity Escrow Agreement" means the Indemnity Escrow Agreement or Agreements among Buyer, Sellers and the Escrow Agent, substantially in the form of Exhibit B.

                 "Indemnity Fund" means the aggregate amount of $1,800,000, being deposited by Buyer with the Escrow Agent pursuant to the Indemnity Escrow Agreement(s) in accordance with Section 10.6 and the terms of the Indemnity Escrow Agreement(s) to provide funds for the payment of any indemnification to which any Buyer Indemnitee shall be entitled under Section 10 hereof.

                 "Knowledge of Seller" or "Seller's Knowledge" means the actual knowledge of the chief financial officer of the General Partner or, with respect to any System, the general manager with respect to such system.

                 "Leases" means the Personal Property Leases and the Real Property Leases.

                 "Legal Requirement" means any statute, ordinance, code, law, rule, regulation, permit or permit condition, administrative or judicial decree, order or other requirement, standard or procedure enacted, adopted or applied by any Governmental Authority, including judicial decisions applying common law or interpreting any other Legal Requirement.

                 "License" means any license, permit or other authorization (other than a Franchise) issued by a Governmental Authority, including, but not limited to, the FCC, used or useful in the operation of any of the Systems (including but not limited to TV translator station licenses, microwave licenses (including but not limited to Cable Television Relay Services "CARS") and TVRO earth station registrations).

                 "Limited Partner" means each of the limited partners of each Seller.

                 "Limited Partner Consents" means the written consents of the Limited Partners of each Seller that are necessary for the consummation of the transactions contemplated by this Agreement by such Seller in accordance with the terms hereof, which shall be in form and substance satisfactory to such Seller.

                 "Management Agreement" means any of the Management Agreements entered into between Buyer and one or more of the Sellers pursuant to Section 9.6, which shall be in form and substance reasonably satisfactory to Buyer and the applicable Seller(s), with Buyer having broad management authority and the applicable Seller(s) receiving no compensation thereunder.

                 "Material Adverse Effect" means a material adverse effect on any of the business, financial condition, results of operations, assets or liabilities of any Seller or the Systems, taken as a whole.

                 "Material Consents" means the Required Consents designated as Material Consents in Schedule 4.3.

                 "Minimum Subscriber Number" means 16,800 Subscribers, which shall be allocated among the individual Sellers as set forth in Schedule 1.1A.

                 "Multiemployer Plan" means a plan, as defined in Section 3(37) or 4001(a)(3) of ERISA, to which any Seller or any trade or business that would be considered a single employer with such Seller under Section 4001(b)(1) of ERISA contributed, contributes or is required to contribute.

                 "Outside Closing Date" means March 31, 2001.

                 "Past Practices" means the practices used since November 12, 1999, in the Systems and in any cable system directly or indirectly controlled by Charter that is of comparable size to the Systems and is located in a geographic area comparable to those in which the Systems are located.

                 "Permitted Encumbrances" means the following: (i) statutory landlord's liens and liens for current taxes, assessments and governmental charges not yet due and payable (or being contested in good faith); (ii) zoning laws and ordinances and similar Legal Requirements; (iii) rights reserved to any Governmental Authority to regulate the affected property; (iv) as to interests in Real Property, any easements, rights-of-way, servitudes, permits, restrictions and minor imperfections or irregularities in title that are reflected in the public records and that do not individually or in the aggregate materially interfere with the right or ability to own, use, lease or operate the Real Property as presently utilized; and (v) Encumbrances set forth in Schedule 1.1B, provided that such Encumbrances set forth in Schedule 1.1B do not individually or the in the aggregate materially interfere with Buyer's right to own, use, lease or operate the Assets subject to such Encumbrances.

                 "Person" means any natural person, corporation, partnership, trust, unincorporated organization, association, limited liability company, Governmental Authority or other entity.

                 "Real Property" means all of the fee and leasehold estates and, to the extent of the interest, title, and rights of Sellers in the following: buildings and other improvements thereon, easements, licenses, rights to access, rights-of-way and other real property interests that are owned or held by Sellers and used or held for use in the business or operations of the Systems, plus such additions thereto and less such deletions therefrom arising between the date hereof and the Closing Date in accordance with this Agreement.

                 "Related Agreements" means all written agreements, instruments, affidavits, certificates and other documents, other than this Agreement, that are executed and delivered by Buyer or Seller pursuant to this Agreement or in connection with Buyer's purchase of the Assets or any other transactions contemplated by this Agreement, regardless of whether such agreements, instruments, affidavits, certificates and other documents are expressly referred to in this Agreement.

                 "Release" means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment or into or out of any Real Property (owned, leased or used by easement), including the movement of contaminants through or in the air, soil, surface water or groundwater above, in or below any parcel of Real Property.

                 "Remedial Action" means any and all actions required to (i) clean up, remove, treat or in any other way address contaminants in the indoor or outdoor environment, (ii) prevent the Release or threat of Release or minimize the further Release of contaminants so they do not migrate or endanger public health or welfare of the indoor or outdoor environment or (iii) perform pre-remedial studies and investigations and post-remedial monitoring and care.

                 "Required Consents" means any consent of any Governmental Authority or other Person under any License, Franchise, Agreement or other instrument which is necessary as a condition to the transfer or assignment of any such License, Franchise, Agreement or other instrument or as a condition to the consummation of the transaction contemplated by this Agreement and the Related Agreements.

                 "SEC" means the United States Securities and Exchange
Commission.

                 "Subscriber" means an active customer of one of the Systems who subscribes for Basic Cable Service in a single household (excluding "second connections", as such term is commonly understood in the cable television industry, and any account duplication), commercial establishment or in a multi-unit dwelling (including motels and hotels), and has paid the applicable full non-discounted rate for at least one month's Basic Cable Service (including deposit and installation charges consistent with the applicable Seller's applicable past practice); provided, however, that the number of customers in a multi-unit dwelling or commercial establishment that obtains service on a "bulk-rate" basis shall be determined on a System-by- System basis by dividing the gross bulk-rate revenue for Basic Cable Service and Expanded Basic Service (but not revenues from tier or premium services, installation or converter rental) attributable to such multi-unit dwelling or commercial establishment in each System by the subscription rate for individual households within such System for the higher level of Basic Cable Service and Expanded Basic Service offered by such System. For purposes of this definition, an "active customer" shall mean any customer: (i) who has not given or been given notice of termination and who, consistent with the applicable Seller's policies, should not have been given notice of termination; provided, that the number of subscribers referred to in this clause (i) shall be net of the number of prospective subscribers whose connection to a system is pending; (ii) who has become a subscriber only pursuant to customary marketing promotions conducted in the ordinary course of business consistent with Past Practices, excluding any customers who became subscribers as a result of any such promotions conducted within the preceding thirty (30) days; and (iii) whose account does not have an outstanding balance (other than an amount of $5.00 or less) more than 60 days past due (with an account being past due one day after the first day of the period to which the applicable billing relates).

                 "Subscriber Adjustment Amount" means with respect to a Seller, the Subscriber Adjustment Amount for such Seller, as set forth in Schedule 1.1A.

                 "Systems" means the cable television systems listed in
Schedule 4.18.

                 "Taxes" or "Tax" means and includes, without limitation, all net income, capital gains, gross income, gross receipt, property, franchise, sales, use, excise, withholding and other taxes, assessments, levies, fees, duties, tariffs and other charges of any kind imposed upon any

Seller or any of the Assets, as applicable, by federal, foreign, state or local law, together with any interest and any penalties, or additions to tax and additional amounts, validly imposed with respect to such taxes.

                 "Transferable Franchise Area" means any Franchise Area with respect to which (A) any Required Consent necessary under a Franchise in connection with the consummation of the transactions contemplated by this Agreement shall have been obtained or shall have been deemed obtained by operation of law in accordance with the provisions of the Cable Act, or (B) no Required Consent is necessary under a Franchise in connection with the consummation of the transactions contemplated by this Agreement.

                 "Voting Period" means the period during which the Limited Partners of any Seller are entitled to vote to approve or disapprove the transactions contemplated by this Agreement with respect to such Seller, pursuant to Section 6.13.

                 "WARN Act" means the Worker Adjustment Retraining and Notification Act.

         1.2 Other Definitions. The following terms are defined in the Sections indicated:

              Term                                  Section
              ----                                  -------
 Adjusted Purchase Price                            3.1
 Agreements                                         4.9(a)(iv)
 Acquisition Proposal                               6.15
 Assets                                             2.1(a)
 Assumed Liabilities                                2.2
 Bill of Sale and Assignment
   and Assumption Agreements                        3.4
 Breakup Fee                                        11.2(a)
 Broker                                             4.19
 Buyer                                              Preamble
 Buyer Acquisition Proposal                         11.2(a)
 Closing                                            3.2
 Closing Date                                       3.2
 Confidential Information                           6.2(b)
 Copyright Act                                      4.11(b)
 Discounted Franchise Purchase Price                9.5
 Environmental Defects                              6.12(c)
 Environmental Reports                              6.12(a)(i)
 Excluded Assets                                    2.1(b)
 Final Closing                                      9.4
 Financial Statements                               4.4
 Franchise Purchase Price                           9.5
 Indemnitee                                         10.4
 Indemnitor                                         10.4
 Indemnity Period                                   10.1
 Interest                                           6.15

              Term                                  Section
              ----                                  -------
 Personal Property Leases                           4.7(b)
 Pole Attachment Agreements                         4.10
 Post-Closing Certificate                           3.3(b)
 Pre-Closing Certificate                            3.3(a)
 Purchase Price                                     3.1
 Real Estate Inspection Period                      6.12(a)(i)
 Real Property Leases                               4.6(b)
 Retained Assets                                    9.1
 Retained Franchise                                 9.1
 Retained Franchise Consent                         9.2
 Seller                                             Preamble
 Seller's Health Plans                              6.6(b)
 Subsequent Closing                                 9.3
 Surveys                                            6.12(a)(i)
 Systems Plans                                      4.14(a)
 Title Commitments                                  6.12(a)(i)
 Title Company                                      6.12(a)(i)
 Title Defect                                       6.12(b)
 Transferred Employee                               6.6(a)


2.       Sale of Assets; Assumption of Certain Liabilities.

         2.1     Sales of Assets.

                 (a) Subject to the terms, provisions and conditions contained in this Agreement, and on the basis of the representations and warranties herein set forth, on the Closing Date, each Seller agrees to sell, assign, transfer, convey and deliver to Buyer, and Buyer agrees to purchase and acquire from each Seller, all right, title and interest of such Seller in the Assets (as defined herein), free and clear of all Encumbrances other than Permitted Encumbrances. The "Assets" shall mean all of the assets (tangible and intangible, real and personal), owned, leased or otherwise held by such Seller and used or usable in connection with the operation of the Systems; provided, that the Assets shall not include any of the "Excluded Assets," as defined in Section 2.1(b). Except as expressly set forth in this Agreement, the Assets will be conveyed to Buyer on an "AS IS, WHERE IS" basis without representations or warranties of any kind or manner whatsoever. The Assets shall include, without limitation, the following:

                          (i)     all of Sellers' rights under the Agreements,
Franchises, Licenses and other Governmental Authorizations and any other instruments relating to operation of the Systems, and all intangibles relating to operation of the Systems, including, but not limited to, all claims and goodwill, if any, with respect to the operation of the Systems;

                          (ii)    all tangible personalty, electronic devices,
trunk and distribution cable, amplifiers, power supplies, conduit, vaults and pedestals, grounding and pole hardware, subscriber devices (including, without limitation, converters, traps, decoders, switches, and fittings), "headend" (origination, signal processing and transmission) equipment, facilities, vehicles, inventories, supplies and other personal property used or usable in the operation of the Systems;

                          (iii)   all realty, towers, fixtures, leasehold and
other interests in Real Property;

                          (iv)    all accounts receivable of Sellers relating
to their operation of the Systems; and

                          (v)     all business, operational, maintenance, tax
and financial (relating primarily to the Systems or the Assets) and engineering records, files, data, drawings, blueprints, schematics and maps, if any, of the Systems and reports and records concerning suppliers, customers, subscribers and others customary to the management and operation of the Systems.

          (b) Notwithstanding the foregoing, the Assets shall not include, and Buyer shall not acquire any interest in or to, any of the following (the "Excluded Assets"):

                          (i)     programming and retransmission consent
agreements of Sellers other than those listed on Schedule 2.1(b)(i);

                          (ii)    insurance policies of Sellers and rights and
claims thereunder;

                          (iii)   bonds, letters of credit, surety instruments
and other similar items and any stocks, bonds, certificates of deposit and similar investments of Sellers;

                          (iv)    cash and cash equivalents and notes
receivable of Sellers;

                          (v)     Sellers' trademarks, trade names, service
marks, service names, logos and similar proprietary rights, subject to Section 6.8;

                          (vi)    Sellers' minute books and other books and
records related to internal matters and financial relationships with Sellers' lenders and affiliates;

                          (vii)   all Employee Plans, Multiemployer Plans and
Compensation Arrangements;

                          (viii)  the assets and properties set forth in
Schedule 2.1(b)(viii); and

                          (ix)    installment sale agreements and other
agreements under which Buyer would be obligated to pay the deferred purchase price of property, except any such agreements that are listed in Schedule 4.9 hereto and except any such agreements permitted to be entered into by Sellers pursuant to Section 6.1(b)(viii).

         2.2 Assumed Liabilities. Subject to the terms, provisions and conditions contained in this Agreement, and on the basis of the representations and warranties herein set forth on the

Closing Date, Buyer agrees to pay, discharge and perform the following to the extent related to the Assets received by Buyer (the "Assumed Liabilities"):

                          (i)     liabilities and obligations under any
Agreements, Governmental Authorizations, Licenses and other instruments included within the Assets and accruing and relating to the period from and after the Closing Date;

                          (ii)    liabilities and obligations of Sellers to the
extent there is a reduction in the Purchase Price pursuant to Section 3.3(a)(ii) with respect thereto; and

                          (iii)   liabilities and obligations arising out of
Buyer's ownership or operation of the Systems from and after the Closing Date, except to the extent that any such liability or obligation relates to any of the Excluded Assets.

All other obligations and liabilities of Sellers, including (a) obligations with respect to the Excluded Assets, (b) any obligations under the Agreements assumed by Buyer relating to the time period prior to or on the Closing Date and (c) any claims or pending litigation or proceedings relating to the operation of the Systems prior to or on the Closing Date shall remain the obligations and liabilities of Sellers.

3.       Closing.

         3.1 Purchase Price. The aggregate purchase price payable for the Assets shall be Twenty-Seven Million Six Hundred Twenty-One Thousand Five Hundred Dollars ($27,621,500), subject to Sections 9.1 and 9.5, and as adjusted at the Closing pursuant to Section 3.3(a) (the "Purchase Price"), and as further adjusted post-Closing pursuant to Section 3.3(b) (as so adjusted, the "Adjusted Purchase Price"). The Purchase Price shall be allocated among the Sellers as set forth in Schedule 1.1A.

         3.2 Manner and Time of Closing and Payment. The closing of the transactions contemplated herein (the "Closing") shall take place at 9:00 a.m. at the offices of Baer Marks & Upham LLP, 805 Third Avenue, New York, New York 10022, or at such other time and location mutually determined by Sellers and Buyer, on the last Business Day of the calendar month that is at least five (5) Business Days after the satisfaction or waiver of all conditions set forth in Sections 7.3, 7.4, 7.9, 8.3, 8.4 and 8.6 hereof, but, subject to Section 11.1(b) hereof, no later than the Outside Closing Date (such date on which the Closing actually occurs, the "Closing Date"). At Closing, (a) Buyer shall deliver to Sellers, the Purchase Price (as it may be reduced pursuant to Section 9.1 and as adjusted pursuant to Section 3.3(a)), less (i) the amount of the Deposit Amount and all interest and other earnings accrued thereon and (ii) the amount of the Indemnity Fund, in immediately available funds by wire, inter-bank or intra-bank transfer to Sellers in accordance with Sellers' written instructions, to be delivered to Buyer at least three (3) Business Days prior to Closing; (b) Buyer and Sellers shall cause the Escrow Agent to deliver to Sellers the Deposit Amount and all interest and other earnings accrued thereon, in accordance with the terms of the Deposit Escrow Agreement, which amount shall be credited against the Purchase Price payable to each Seller on a pro rata basis based on the allocation of the aggregate Purchase Price among Sellers; and (c) Buyer shall deliver the Indemnity Fund to the Escrow

Agent, in accordance with the terms of the Indemnity Escrow Agreement and the Escrow Agent's instructions.

         3.3     Adjustment of Purchase Price.

                 (a) The Purchase Price payable to each Seller shall be subject to adjustment, as of 11:59 p.m. (New York City time) on the Closing Date, to reflect, in accordance with GAAP, the principle that all revenues and refunds, and all costs, expenses and liabilities, attributable to the operation of such Seller's Systems for any period prior to such time on the Closing Date are for the account of the applicable Seller, and all revenues and refunds, and all costs, expenses and liabilities (other than liabilities and obligations under contracts or other obligations of such Seller that Buyer does not assume) attributable to the operation of such Seller's Systems from and after such time on the Closing Date are for the account of Buyer. The adjustments to be made to the Purchase Price payable to each Seller pursuant to this Section 3.3(a) shall consist of the following:

                          (i)     an increase in the Purchase Price by an
amount equal to the sum of:

                                  (A)      all prepaid items relating to the
ownership or operation of the Assets or the Systems and for which Buyer will receive a benefit after the Closing, which prepaid items shall be prorated between the applicable Seller and Buyer as of the Closing Date on the basis of the period covered by the respective prepayment, and shall be deemed to include, without limitation, all such prepaid items attributable to: real and personal property taxes and assessments levied against the Assets; real and personal property rentals; pole rentals; and power and utility charges; and

                                  (B)      the amount of the Accounts
Receivable with respect to such Seller; and

                          (ii)    a decrease in the Purchase Price by an amount
equal to the sum of:

                                  (A)      the amount of all subscriber
prepayments, credit balances and deposits held by Seller as of the Closing Date with respect to such Seller's Systems;

                                  (B)      all accrued and unpaid expenses
relating to the ownership or operation of such Seller's Assets and Systems, including accrued and unpaid franchise fees (which accrued and unpaid expenses shall be prorated between such Seller and Buyer as of the Closing Date on the basis of the period to which the respective expense relates, and shall be deemed to include, without limitation, accrued and unpaid expenses of the kind itemized in Section 3.3(a)(i)(A) above);

                                  (C)      in the event that the total number
of Subscribers on the Closing Date is less than 16,800, the product of the Subscriber Adjustment Amount with respect to such Seller and the number of Subscribers by which the actual number of Subscribers in such Seller's Systems on the Closing Date is less than the amount of the Minimum Subscriber Number allocated to such Seller, as set forth in Schedule 1.1A.

                                  (D)      with respect to Transferred
Employees, accrued obligations for vacation and sick days, subject to Section 6.6(c); and

                                  (E)      any amounts by which the Purchase
Price is decreased pursuant to Section 6.12(a), (b) or (c) or Section 6.14.

Sellers shall deliver to Buyer, not less than seven (7) Business Days prior to the Closing Date, a certificate signed by Sellers (the "Pre-Closing Certificate"), which shall specify each Seller's good faith best estimate of the adjustments to the Purchase Price payable to such Seller required under this Section 3.3(a) above, calculated as of the Closing Date and prepared consistent with GAAP. The Pre-Closing Certificate shall be accompanied by reasonably detailed documentation supporting the calculations set forth therein. Buyer shall have the right to challenge the content of the Pre-Closing Certificate within four (4) Business Days of delivery if Buyer believes, in good faith, that it is in error. Buyer and the applicable Seller shall use good faith efforts to resolve any disputes with respect to the Pre-Closing Certificate(s) prior to the Closing Date. If any such dispute is not resolved prior to the Closing, the amount of the Purchase Price paid to the applicable Seller(s) at Closing shall be based on the adjustments to the Purchase Price for such Seller(s) set forth in the Pre-Closing Certificate.

          (b) Within 120 days after the Closing Date, Buyer shall deliver to Sellers a certificate signed by Buyer (the "Post-Closing Certificate"), which shall set forth Buyer's final adjustments to the Purchase Price payable to each Seller to be made as of the Closing Date pursuant to
Section 3.3(a) above, together with such documentation as may be necessary to support Buyer's determination thereof; and, thereafter, Buyer shall provide each Seller with such other documentation relating to the Post-Closing Certificate as such Seller may reasonably request. If a Seller wishes to dispute the final adjustments to the Purchase Price to be made as of the Closing Date pursuant to Section 3.3(a) above, as reflected in the Post-Closing Certificate, such Seller shall, within thirty (30) days after its receipt of the Post-Closing Certificate, serve Buyer with a written description of the disputed items together with such documentation as Buyer may reasonably request. If any Seller notifies Buyer of its acceptance of the amounts set forth in the Post-Closing Certificate, or if Seller fails to deliver its report of any proposed adjustments within the thirty (30)-day period specified in the preceding sentence, the amounts set forth in the Post-Closing Certificate for such Seller shall be conclusive, final and binding on Buyer and such Seller as of the last day of such thirty (30)-day period. If Buyer and any Seller cannot resolve any dispute within thirty (30) days after Buyer's receipt of such Seller's written objection, Buyer and such Seller, shall, within the ten (10) days following expiration of such thirty (30)-day period, appoint KPMG or such other independent public accounting firm of national reputation as is agreed upon by the parties to resolve the dispute, provided such firm is not the auditor for either Buyer or the applicable Seller. The cost of retaining such firm shall be borne one-half by Buyer and one-half by such Seller. Such firm shall report its determination in writing to Buyer and the applicable Seller, and such determination shall be conclusive and binding on Buyer and the applicable Seller and shall not be subject to further dispute or review.

          (c) If, as a result of any resolution reached by Buyer and any Seller, or any determination made by an accounting firm, in either case pursuant to Section 3.3(b), Buyer is finally determined to owe any amount to any Seller, or any Seller is finally determined to owe any amount to Buyer, the obligor shall pay such amount to the other party hereto within three (3) Business Days of such determination. Notwithstanding the foregoing, Buyer shall pay to the applicable Seller or such Seller shall pay to Buyer, as the case may be, the amount due such other party with respect to any item that is not in dispute within three (3) Business Days of the date on which a dispute no longer exists in immediately available funds to an account or accounts specified in writing by the obligee. Sellers acknowledge and agree that any amount determined to be payable to Buyer by any Seller pursuant to Section 3.3(b) shall be paid by such Seller and shall not be limited by nor disbursed from the Indemnity Fund.

         3.4 Instrument of Assignment and Assumption. At the Closing, Buyer and each Seller will execute and deliver a Bill of Sale and Assignment and Assumption Agreement, in the form of Exhibit C (the "Bill of Sale and Assignment and Assumption Agreements").

         3.5 Deposit Escrow Agreement. Concurrent with the execution hereof Buyer and Sellers shall execute and deliver the Deposit Escrow Agreement, and Buyer shall deposit the Deposit Amount with the Escrow Agent in accordance with the terms thereof.

         3.6 Purchase Price Allocation. Buyer and each Seller will use good faith efforts to agree on the allocation of the Purchase Price payable to such Seller among the Assets being conveyed by such Seller. As soon as practicable following the date hereof, Buyer shall deliver to each Seller a proposed allocation with respect to such Seller. Buyer and Sellers shall file the form required to be filed under Section 1060 of the Code consistent with such allocation.

4.       Representations And Warranties Of Seller.

         Each Seller hereby represents and warrants to Buyer that the following statements are true and correct, solely with respect to itself and the Assets and Systems being conveyed by it pursuant to this Agreement.

         4.1     Organization, Qualification and Power.

                 (a) Seller is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Georgia, with full power and authority to own, lease or license its properties and assets and to carry on the business in which it is engaged in the manner in which such business is now carried on.

                 (b) General Partner is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Georgia, with full power and authority to carry on the business in which it is engaged in the manner in which such business is now carried on. General Partner is the sole general partner of Seller.

         4.2 Capacity; Due Authorization; Enforceability. Subject to obtaining the Limited Partner Consents, all requisite limited partnership action required to be taken by Seller for the execution, delivery and performance by Seller of this Agreement and all Related Agreements to which it is a party have been duly performed. Seller has the full legal capacity and legal right, power and authority to enter into this Agreement and the Related Agreements and to consummate the transactions contemplated hereby and thereby. General Partner has the full legal capacity and legal right, power and authority to execute this Agreement and any of the Related Agreements to which Seller is a party on behalf of Seller. Subject to obtaining the Limited Partner Consents, this Agreement has been duly executed and delivered by Seller, and this Agreement and each of the Related Agreements to which Seller is a party, upon execution and delivery, will be a legal, valid and binding obligation of Seller, enforceable in accordance with its respective terms, except in each case to the extent that such enforcement may be subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws of general application affecting the rights and remedies of creditors or secured parties, and that the availability of equitable remedies including specific performance and injunctive relief may be subject to equitable defenses and the discretion of the court before which any proceeding therefor may be brought.

         4.3     Absence of Conflicting Agreements.

                 (a) The execution and delivery of this Agreement and the Related Agreements to which Seller is a party and the consummation of the transactions contemplated hereby and thereby (provided that all of the Required Consents and the Limited Partner Consents are obtained and the applicable waiting period(s) under the HSR Act shall have expired or been terminated) will not (a) violate Seller's certificate of formation or limited partnership agreement; (b) violate any Legal Requirement applicable to Seller, the Assets or the Systems; (c) conflict with or result in any breach of or default under any contract, note, mortgage or agreement to which Seller is a party or by which Seller is bound.

                 (b)      Except for the Required Consents listed in Schedule
4.3 and the Limited Partner Consents and the expiration or termination of the applicable waiting period(s) under the HSR Act, no approval, consent, authorization or act of or any declaration, filing, application, registration or other action with any Person or any foreign, federal, state or local court or Governmental Authority is necessary for the consummation of the transactions contemplated in this Agreement and the Related Agreements in accordance with the terms hereof and thereof.

         4.4 Financial Statements; Absence of Undisclosed Liabilities; Accounts Receivable. Seller has delivered to Buyer true and correct copies of the financial statements identified in Schedule 4.4 (collectively, the "Financial Statements"). The Financial Statements are in accordance with the books and records of Seller and have been prepared in accordance with GAAP. The Financial Statements present fairly the financial condition and results of operations of Seller at the respective dates thereof and throughout the respective periods covered thereby subject, in the case of unaudited financial statements, to normal year-end accruals and audit adjustments and to the absence of footnotes thereto.

         4.5 Absence of Certain Changes. Since December 31, 1999, Seller has operated the Systems in the ordinary course of business and has not:

                 (a) made any sale, assignment, lease or other transfer of assets used or usable in connection with the Systems other than in the ordinary course of business (unless such assets were unnecessary or obsolete);

                 (b) made or promised any material increase in the salary or other compensation payable or to become payable to any Employee of Seller other than in the ordinary course of business or as contemplated under any employment arrangement currently in effect; or

                 (c) experienced any occurrence or been involved in any transaction which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         4.6     Real Property; Leases; Condemnation.

                 (a) Schedule 4.6(a) contains a list of the parcels of Real Property owned by Seller and included within the Assets. Seller has good title to each such parcel of Real Property and all buildings, structures and other improvements thereon, in each case free and clear of all Encumbrances other than Permitted Encumbrances.

                 (b) Schedule 4.6(b) contains a list of the leases under which Seller is lessee of any Real Property owned by any third party ("Real Property Leases"). Copies of all written Real Property Leases listed in
Schedule 4.6(b) have been delivered to Buyer. Such Real Property Leases are in full force and effect.

         4.7     Personal Property.

                 (a) Seller owns and has good title to all of the tangible personal properties and intangible properties included within the Assets.

                 (b) Schedule 4.7(b) contains a list, as of the date hereof, of each lease or other agreement or right, under which Seller is lessee of, or holds or operates, any machinery, equipment, vehicle or other tangible personal property owned by a third party ("Personal Property Leases") other than any such Personal Property Lease involving, individually, payments of $25,000 or less or that is terminable on sixty (60) days' notice or less.

         4.8     Governmental Authorizations.

                 (a) Identified in Schedule 4.8 are all of the Governmental Authorizations held by Seller and issued in connection with the Systems or the operation thereof or held by Seller or issued by any Governmental Authority with respect to the Systems authorizing Seller to install, construct, own or operate a cable television system within the jurisdiction of the issuing body or authority thereof. Except as set forth in
Schedule 4.8A, copies of all the Governmental Authorizations listed in Schedule
4.8 have been delivered to Buyer. Except as set forth in Schedule 4.8 or as may otherwise be disclosed pursuant to Section 4.8(b), each such Governmental Authorization is in full force and effect. Except as set forth in Schedule 4.8, to Seller's Knowledge, a written request for renewal has been timely filed pursuant to Section 626(a) of the Cable Act with the proper Governmental Authority with respect to any Franchise expiring within thirty (30) months after the date of this representation.

                 (b) Not more than thirty (30) days following the date of this Agreement, each Seller shall have delivered to Buyer a true and complete description of any material noncompliance with the terms of, or material default under, any Governmental Authorization by such Seller of which such Seller has Knowledge as of the date of such delivery.

                 (c) On the Closing Date, Seller shall be in compliance in all material respects with the terms of all Governmental Authorizations to which it is a party or by which it is bound or affected, and there shall be no material uncured defaults thereunder; provided, that the foregoing representation and warranty shall not apply to any Governmental Authorization with respect to which a Franchise Renewal or Franchise Extension shall have been obtained.

         4.9     Agreements.

                 (a) Except as set forth in Schedule 4.9, as of the date as of this Agreement, with respect to the Assets or operation of the Systems, Seller is not a party to or bound by:

                                (i)    any contract for the purchase, sale or
lease of real property or any option to purchase or sell real property;

                                (ii)   any installment sale agreement or
liability for the deferred purchase price of property with respect to any of the Assets involving payments exceeding $25,000 individually;

                                (iii)  any multiple dwelling unit agreement
(covering fifty (50) or more units), written agreement with subscribers for cable television service or written hotel and motel agreement, except for such agreements as have been entered into in the ordinary course of business; or

                                (iv)   any other contract, agreement,
commitment, understanding or instrument, including any retransmission consent agreement, that is material to Seller, the Systems or the Assets, other than those instruments referred to in Sections 4.6(b), 4.7(b) and 4.10 and other than agreements and instruments involving payments, individually, of $25,000 or less or that are terminable on sixty (60) days' notice or less (collectively, with such other agreements described in clauses (a)(i) through (iii), and the Pole Attachment Agreements and other agreements and instruments referred to in Sections 4.6(b), 4.7(b) and 4.10, as well as such Agreements as are not required to be listed in any Schedule hereto, the "Agreements"). Except as set forth in Schedule 4.8A, Seller has delivered to Buyer copies of all Agreements that are identified in Schedule 4.9. All of the Agreements are in full force and effect.

                 (b) Seller is in compliance in all material respects with the terms of all Agreements to which it is a party or by which it is bound or affected, and there are no material uncured defaults thereunder.

         4.10 Pole Attachment Agreements; Related Agreements. Schedule 4.10 contains a list, as of the date hereof, of all contracts, agreements and understandings (other than the Governmental Authorizations listed in Schedule
4.8 and the Agreements described in Section 4.9) with respect to the Assets or Systems to which Seller is a party or by which it is bound relating to: (i) the use of any public utility facilities including, without limitation, all pole line, joint pole or master contracts for pole attachment rights and the use of conduits (herein called

"Pole Attachment Agreements"), (ii) the use of any microwave or satellite transmission facilities or (iii) the sale of cablecast time to third parties for advertising or other purposes. Except as set forth in Schedule 4.8A, Seller has delivered to Buyer copies of all Pole Attachment Agreements and other agreements and instruments referred to in Schedule 4.10.

         4.11 Retransmission Consent and Must-Carry; Rate Regulation; Copyright Compliance.

                 (a) Set forth in Schedule 4.11 is a list of the stations within the Systems that have elected "must-carry" or retransmission consent status pursuant to the Cable Act. Seller has delivered to Buyer copies of all retransmission consent agreements and copies of all must-carry election notices that are in Seller's possession. To Seller's Knowledge, each station carried by any of the Systems is carried pursuant to a retransmission consent agreement, "must-carry" election or other programming agreement.

                 (b) Seller has filed with the Copyright Office all required statements of account with respect to the Systems that were required to have been filed since July 1, 1999 in accordance with the Copyright Act of 1976 and regulations promulgated pursuant thereto (collectively referred to herein as the "Copyright Act"), and Seller has paid all royalty fees payable with respect to the Systems since July 1, 1999. Seller has delivered to Buyer copies of all Statements of Account referred to in this Section 4.11(b).

                 (c) Seller has not, since November 12, 1999, received any written notice that, and Seller has no Knowledge that since January 1, 1999, it or any of the Systems operated by it: (i) is not or has not been in compliance in all material respects with the Communications Act and all applicable rules of the FCC, except for such compliance which would not be reasonably expected to have a Material Adverse Effect; or (ii) has not made all material filings required to be made by it with the FCC in connection with the Systems or provided all material notices to customers of the Systems required under the Communications Act and the FCC's rules and regulations, other than such filings and notices, the failure of which to be made or provided would not be reasonably expected to have a Material Adverse Effect. Schedule 4.11 sets forth the cable television service rates charged in each of the Systems.
Seller has not, since November 12, 1999, received any notice that any of such rates are not permitted rates under the rules and regulations of the FCC.
Schedule 4.11 also sets forth a list, as of the date hereof, of all pending rate complaints on file at the FCC with respect to the Systems.

         4.12 Litigation. Except as may be disclosed pursuant to Section 4.8(b), there is no claim, legal action, arbitration or other legal, governmental, administrative or tax proceeding or any order, complaint, decree or judgment pending, or to Seller's Knowledge threatened, against or relating to Seller or the Systems other than (i) FCC and other proceedings generally affecting the cable television industry and not specific to Seller; and (ii) routine collection actions with respect to the payment by subscribers for services rendered by Seller and other proceedings and actions arising in the ordinary course of business that are covered by Seller's insurance policies.

         4.13    Compliance with Laws.  Except as may be disclosed pursuant to
Section 4.8(b), Seller has not, since November 12, 1999, received any notice of any claim by any Governmental

Authority, and Seller has no Knowledge that Seller has not been or is not in compliance with any Legal Requirement applicable to it, the Systems or the Assets.

         4.14    Employee Benefit Plans.

                 (a) All Employee Plans and Compensation Arrangements providing benefits to Employees or Employees of the Systems whose employment terminated since November 12, 1999 ("Systems Plans") are listed in Schedule 4.14(a). Except as disclosed in Schedule 4.14(a), there is no new Employee Plan or Compensation Arrangement or any amendment to an existing Employee Plan or Compensation Arrangement that will affect the benefits of Employees or former Employees of the Systems and that is to become effective after the date of this Agreement.

                 (b) Each Employee Plan and Compensation Arrangement has been established, maintained, operated and administered in accordance with its own terms and, where applicable, ERISA, the Code, and any other applicable Legal Requirement.

                 (c)      To Seller's Knowledge no lien has arisen under
Section 412 of the Code or Section 302 of ERISA in favor of any Employee Plan.

         4.15    Labor Relations; Employees.

                 (a) Seller is not a party to any collective bargaining agreement or other contract with any labor organization regarding any of the Employees of the Systems; Seller has not recognized any union or other collective bargaining representative of any group of Employees of the Systems; and no union or other collective bargaining representative has been certified as representing any of the Employees of the Systems;

                 (b) there currently is no (i) unfair labor practice charge or complaint against Seller involving any Employee of the Systems pending before the National Labor Relations Board, any state labor relations board or any court or tribunal, (ii) grievance or other claim involving any Employee of the Systems pending before any Governmental Authority against Seller, or (iii) arbitration proceeding arising out of or under any collective bargaining agreement pending before any Governmental Authority against Seller involving any Employee of the Systems;

                 (c) Except with respect to ongoing disputes of a routine nature or involving immaterial amounts, Seller has paid in full to all of its Employees providing services to the Systems all wages, salaries, commissions, bonuses, benefits and other compensation due and payable to such Employees.

         4.16 Environmental Matters. Except as set forth in Schedule 4.16, and except for any such noncompliance of an insubstantial nature that has been remedied as required by applicable Environmental Laws: (a) Seller's operations with respect to the Systems have complied and comply in all material respects with all applicable Environmental Laws; (b) Seller has not used the Real Property for the manufacture, transportation, treatment, storage or disposal of Hazardous Substances except for gasoline and diesel fuel and such use of Hazardous Substances (in cleaning fluids, solvents and other similar substances) customary in the construction, maintenance and operation of a cable television system and in amounts or under circumstances that would not reasonably be expected to give rise to material liability for Remedial Action, and (c) to Seller's Knowledge, the Real Property complies and has complied in all material respects with all applicable Environmental Laws. Except as set forth in Schedule 4.16, to Seller's Knowledge, no underground storage tank is located under any of the Real Property, and to Seller's Knowledge, none of the Real Property has been used as a gasoline service station or any other facility for storing, pumping, dispensing or producing gasoline or any other petroleum products or wastes. Seller has delivered to Buyer copies of all assessments, studies, reports and surveys relating to the environmental condition of the Real Property, including but not limited to the presence or alleged presence of Hazardous Substances at or on the Real Property, that are in the possession or under the control of Seller. To Seller's Knowledge, no ambient asbestos is present at the Real Property.

         4.17 Bonds; Letters of Credit. Schedule 4.17 sets forth a list of all franchise, construction, fidelity, performance and other bonds, guaranties in lieu of bonds and letters of credit posted by Seller in connection with its operation of any of the Systems.

         4.18    Information on the Systems and Subscribers.

                 (a) Schedule 4.18 sets forth a list of the Systems that are owned and operated by Seller and for each System a materially accurate statement of the following information:

                              (i)     the total number of Subscribers served by
such System;

                              (ii)    the bandwidth capacity of the System
specified in Mhz; and

                              (iii)   the channel line-up and rate card for
such System.

                 (b) Seller has made available to Buyer all existing system engineering drawings and "as built" maps with respect to the Systems that are in the possession of Seller and that have been requested by Buyer or its representatives for review.


         4.19 Broker; Brokers' Fees. Except for Daniel & Associates, Inc., which has been retained by and whose fee shall be paid by Sellers, neither Seller nor any Person acting on its behalf has dealt with any broker or finder in connection with the transactions contemplated by this Agreement or incurred any liability for any finders' or brokers' fees or commissions in connection with the transactions contemplated by this Agreement. Sellers agree to indemnify and hold harmless Buyer against any fee, commission, loss or expense arising out of any claim by any other broker or finder employed or alleged to have been employed by them.

5.       Representations And Warranties of Buyer.

         Buyer represents and warrants to Seller that the following statements are true and correct:

         5.1 Organization, Qualification and Power. Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Pennsylvania, with full power and authority to own, lease or license its properties and assets and to carry on the business in which it is engaged in the manner in which such business is now carried on. On the Closing Date, Buyer will be duly qualified to do business in all jurisdictions where the ownership and operation of the Assets and Systems requires such qualification.

         5.2 Capacity; Due Authorization; Enforceability. All requisite corporate action required to be taken by Buyer for the execution, delivery and performance by Buyer of this Agreement and all Related Agreements to which Buyer is a party have been duly performed. Buyer has the full legal capacity and legal right, power and authority to enter into this Agreement and the Related Agreements and to consummate the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by Buyer and is, and this Agreement and each of the Related Agreements to which Buyer is a party, upon execution and delivery, will be, a legal, valid and binding obligation of Buyer, enforceable in accordance with its respective terms, except in each case to the extent that such enforcement may be subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws of general application affecting the rights and remedies of creditors or secured parties, and that the availability of equitable remedies including specific performance and injunctive relief may be subject to equitable defenses and the discretion of the court before which any proceeding therefor may be brought.

         5.3 Absence of Conflicting Agreements. The execution and delivery of this Agreement and the Related Agreements to which Buyer is a party and the consummation of the transactions contemplated hereby and thereby (provided all of the Required Consents are obtained and the applicable waiting period(s) under the HSR Act shall have expired or been terminated) will not (a) violate Buyer's certificate of incorporation or bylaws; (b) violate any Legal Requirement applicable to Buyer, the Assets on the Systems; (c) conflict with or result in a breach of or default under any contract, note, mortgage or agreement to which Buyer is a party or by which Buyer is bound.

         5.4 Litigation. There is no claim, legal action, arbitration or other legal, governmental, administrative or tax proceeding, or any order, complaint, decree or judgment pending, or, to Buyer's knowledge, threatened, that would prevent, limit, delay or otherwise interfere with Buyer's ability to consummate the transactions contemplated by this Agreement in accordance with the terms hereof.

         5.5 Financial Capability. Buyer has the financial capability, including to obtain financing, necessary to consummate the transactions contemplated in this Agreement, in accordance with the terms hereof, including payment of the Purchase Price.

         5.6 Brokers. Neither Buyer nor any Person acting on its behalf has dealt with any broker or finder in connection with the transactions contemplated by this Agreement or incurred any liability for any finders' or brokers' fees or commissions in connection with the transactions contemplated by this Agreement.

6.       Covenants of Seller and Buyer.

         6.1     Continuity and Maintenance of Operations.

                 (a) Except as Buyer may otherwise agree in writing, until the Closing each Seller shall operate its respective Systems in the ordinary course of business consistent with Past Practices and shall:

                 (b) (i) maintain and repair the Assets in the ordinary course of business consistent with its year 2000 budgets, and at Closing the Assets will be in substantially the same condition as they are in as of the date hereof, subject to ordinary wear and tear;

                          (ii)    maintain its inventory and other supplies and
spare parts at levels consistent with its year 2000 budgets;

                          (iii)   make capital expenditures substantially in
accordance with its year 2000 capital budget;

                          (iv)    use commercially reasonable efforts to comply
with Legal Requirements applicable to the Systems;

                          (v)     not conduct promotional activities
inconsistent with Past Practices;

                          (vi)    continue its procedures for disconnection and
discontinuance of service to subscribers whose accounts are delinquent, in accordance with Past Practices; and

                          (vii)   not enter into installment sale agreements
and other agreements under which Buyer would be obligated to pay the deferred purchase price of property, which agreements collectively will involve aggregate payments in excess of $25,000 following the Closing Date.

                 (c) Except as required by law and except as budgeted by Seller, after the date of this Agreement, Seller will not, without giving prior written notice to Buyer, change customer rates for any tier of service or charges for remote or installation, make channel additions, channel substitutions, change the channel lineups or implement any retiering or repackaging of cable television programming offered by any of the Systems, or change billing, collection or installation practices.

         6.2     Access to Seller; Confidentiality.

                 (a) Upon reasonable advance notice, each Seller shall afford to the officers, employees and authorized representatives of Buyer and to the employees and authorized representatives of Buyer's equity and financing sources reasonable access during normal business hours to its respective Systems and to its offices, properties and business and financial records (including computer files, retrieval programs and similar documentation) that relate to its respective Systems and the operation thereof.

                 (b) Until Closing Buyer (i) shall use reasonable efforts to cause its directors, officers, employees and representatives and the employees, representatives and agents of Buyer's equity and financing sources to hold in strict confidence all information furnished to any of them by Sellers in connection with the transactions contemplated by this Agreement that is not otherwise available to the public (the "Confidential Information"), and
(ii) shall not, without the prior written consent of the Seller or Sellers to which such Confidential Information pertains, release or disclose any Confidential Information to any other person, except (A) to the extent required by applicable law, (B) as necessary in connection with filings, approvals and rulings to be obtained from any governmental agency, including, but not limited to, the Federal Trade Commission, the Department of Justice, the Securities and Exchange Commission and the Internal Revenue Service (it being understood that any such filing may include the filing of a copy of this Agreement), (C) to Buyer's equity and financing sources and its directors, officers, employees or representatives who are informed by Buyer of the confidential nature of the Confidential Information, (D) as necessary to obtain consents to the transfer of any Franchise or otherwise necessary for the consummation of the transactions contemplated by this Agreement, and (E) as otherwise permitted by the remainder of this Section 6.2(b). In the event Buyer or any person to whom Buyer transmits Confidential Information pursuant to this Agreement becomes legally compelled to disclose any of the Confidential Information, Buyer shall provide the Seller or Sellers to which such Confidential Information pertains with prompt notice so that such Seller(s) may seek a protective order or other appropriate remedy or waive compliance with the provisions of this Section 6.2(b), or both. In the event that such protective order or other remedy is not obtained, or that Seller waives compliance with the provisions of this
Section 6.2(b), Buyer shall furnish only that portion of the Confidential Information which is legally required.

                 (c) Following the Closing, upon reasonable notice by Buyer, each Seller shall afford to Buyer's officers, employees, accountants and other authorized representatives, reasonable access to such Seller's business and financial records and accountants that relate to such Seller's Systems to enable Buyer to obtain information and data reasonably required in connection with the preparation of Buyer's financial statements and any regulatory filings relating to such Seller's Systems.

         6.3     Notification.

                 (a) Each party shall promptly notify the other of any action, suit, proceeding or investigation that is instituted or threatened against such party to restrain, prohibit or otherwise challenge the legality or propriety of any transaction contemplated by this Agreement.

                 (b) If Buyer or any Seller acquires actual knowledge before the Closing Date that a material breach of any of Sellers' or Buyer's (as the case may be) representations or warranties has occurred, the party acquiring such actual knowledge shall provide prompt written notice to Buyer or the applicable Seller (as the case may be) describing such breach. Notwithstanding the foregoing, no notice or information delivered by or to any party shall affect the other party's right to rely on any representation or warranty made by such party or relieve such party of any obligations under this Agreement as the result of a breach of any of its representations and warranties.

         6.4 No Public Announcement. Prior to the Closing Date, no party hereto shall, without the approval of the other party, make any press release or other public announcement concerning the transactions contemplated by this Agreement, except as and to the extent that any such party shall be so obligated by law, in which case the other party shall be advised and the parties shall use their reasonable efforts to cause a mutually agreeable release or announcement to be issued.

         6.5 Regulatory Filings. As soon as may be reasonably practicable, but in no event later than thirty (30) days after the date hereof, Buyer and Sellers shall file or cause to be filed with the Federal Trade Commission and the Antitrust Division of the United States Department of Justice such Notifications and Report Forms relating to the transactions contemplated hereby as are required by the pre-merger notification rules issued under the HSR Act. Buyer and each applicable Seller shall: (i) promptly supply each other with any information provided in response to any requests for additional information made by either of such agencies, and (ii) use all reasonable efforts to cause the waiting period under the HSR Act to terminate or expire at the earliest possible date. Buyer and the applicable Sellers shall share equally all filing fees associated with each Notification and Report Form required to be filed in connection with this Agreement.

         6.6     Employees; Employee Benefits.

                 (a) Subject to the following sentence, effective as of and contingent upon the Closing, Buyer shall make offers of employment to such Employees who render services to the Systems as Buyer shall determine, in its sole and absolute discretion (each Employee who accepts Buyer's offer of employment and who becomes an employee of Buyer effective as of the Closing hereinafter called a "Transferred Employee"). Not less than thirty (30) days prior to the Closing, Buyer shall notify each Seller in writing of the Employees of such Seller to whom Buyer intends offer employment, and Buyer shall make offers of employment to such Employees in accordance with the preceding sentence. Prior to Closing each Seller shall, with respect to its Employees, take all actions reasonably necessary to comply with the WARN Act, if applicable, and any applicable comparable state laws. Seller shall pay when required all compensation and shall provide all benefits to its respective Employees as are required, and, except as set forth in Section 6.6(b) Seller shall retain liability for all obligations and liabilities owed to its respective Employees that relate to periods prior to the Closing Date.

                 (b) Buyer shall offer group health plan coverage to all Transferred Employees and their spouses and eligible dependents who are covered on the Closing Date under a group health plan maintained or contributed to by Sellers, and such coverage shall be the same, and shall be subject to the same terms and conditions, as Buyer provides to similarly situated employees, provided that such coverage shall be effective as of the Closing and that no pre-existing condition limitation shall be applied to any such Transferred Employees, their spouses and eligible dependents unless, and only to the same extent that, such persons are subject to pre-existing condition limitations under Sellers' group health plan. Each Seller shall have full responsibility and liability for offering and providing "continuation coverage" to any "covered employee" who is an Employee, and to any "qualified beneficiary" of such Employee, and who is covered by a "group health plan" sponsored or contributed to by such Seller (all such group health plans of Sellers individually and collectively called "Sellers' Health Plans") to the extent that such continuation coverage is required to be provided by such Seller under Code Section 4980B, and the regulations promulgated thereunder, as a result of a "qualifying event" experienced by such covered employee or qualified beneficiary with respect to or in connection with the transactions contemplated by this Agreement. "Continuation coverage," "covered employee," "qualified beneficiary," "qualifying event" and "group health plan" all shall have the meanings given such terms under Section 4980B of the Code and Section 601 et seq. of ERISA.

                 (c) Sellers have delivered to Buyer separately descriptions of Sellers' vacation and sick leave policies. Within ten (10) days following Buyer's delivery to Sellers of the notices referred to in
Section 6.6(a) (regarding the Employees to whom Buyer intends to make offers of employment), each Seller shall provide to Buyer a list of the accrued vacation and sick leave of each of its Employees to whom Buyer has indicated it intends to offer employment. Each Transferred Employee shall be credited under Buyer's vacation and sick leave policy with the full amount of vacation leave accrued by such Transferred Employee but unused as of the Closing Date under the vacation policies of Sellers' applicable to such Transferred Employee.

         6.7     Required Consents.

                 (a) Following the execution hereof, until the Closing Date, each Seller shall use commercially reasonable efforts, and Buyer shall cooperate in good faith with Sellers, to obtain all Required Consents, including Required Consents under the Franchises, Licenses and Agreements.
Each Seller and Buyer shall prepare and file, or cause to be prepared and filed, within fifteen (15) days after the date hereof (subject to extension for a period of up to an additional ten (10) days, if reasonably necessary for a party to complete its application), all applications (including FCC Forms 394 or other appropriate forms, to the extent such Seller determines they are necessary or appropriate) required to be filed with the FCC and any other Governmental Authority that are necessary for the assignment to Buyer, in connection with the consummation of the transactions contemplated by this Agreement, of the Governmental Authorizations. The parties shall also make appropriate requests, as soon as practicable after the date hereof, for any Required Consent required under any Agreement. Notwithstanding subsection
(d)(i) hereof, and subject to subsection (d)(ii) hereof, nothing in this
Section 6.7 shall require the expenditure or payment of any funds (other than in respect of normal and usual attorneys' fees, filing fees or other normal costs of doing business) or the giving of any other consideration by Buyer or Sellers, provided that Sellers shall be liable for all obligations or liabilities under each Governmental Authorization or Agreement during the period prior to the Closing Date.

                 (b) In connection with and as part of the parties' efforts to obtain the Required Consents of each applicable Governmental Authority to the transfer of any Franchise issued thereby from each applicable Seller to Buyer, such Seller shall use commercially reasonable efforts to obtain, with Buyer's cooperation, a Franchise Renewal for each such Franchise that has expired or shall expire prior to the Closing Date, and a Franchise Extension for each such Franchise that shall, by its terms, expire during the thirty-month period subsequent to the Closing Date.

                 (c) Sellers shall also use commercially reasonable efforts to cause each such Required Consent relating to a Franchise or Agreement to include provisions that permit (i) Buyer to grant a security interest in such Franchise or Agreement to its lender(s) providing financing to Buyer with respect to the transaction contemplated hereby, and (ii) Buyer to transfer such Franchise or Agreement to any Affiliate of Buyer that agrees in writing as a condition to such transfer to be bound by any and all obligations of Buyer in connection therewith; provided, that Sellers shall have no additional obligation with respect to obtaining such provisions if the inclusion of such provisions would cause such Required Consent to be unreasonably withheld, delayed or otherwise conditioned.

                 (d) (i) Buyer agrees that if in connection with the process of obtaining any Required Consent, Franchise Renewal or Franchise Extension, a Governmental Authority or other Person purports to require any condition or any change to a Franchise, License or Agreement to which such Required Consent, Franchise Renewal or Franchise Extension relates that would be applicable to either Buyer or Sellers as a requirement for granting such Required Consent, Franchise Renewal or Franchise Extension, which condition or change involves a monetary payment or commitment to such Governmental Authority or other Person, either Buyer or Sellers may elect, in its or their sole discretion, to satisfy such monetary payment or commitment, in which case, Buyer and Sellers will accept any condition or change in the Franchise, License or Agreement to which such Required Consent, Franchise Renewal or Franchise Extension relates to the extent provided herein.

                          (ii)    Subject to the terms of subsection (i) above,
no Seller shall agree, without Buyer's prior written consent, which consent Buyer shall grant or withhold in its reasonably exercised discretion, to any adverse change (other than immaterial, non-monetary changes) to the terms of any Governmental Authorization or Agreement as a condition to obtaining any Required Consent to the assignment of such Governmental Authorization or Agreement to Buyer. If in connection with the obtaining of any Required Consent, a Governmental Authority or other third party seeks to impose any condition or adverse change to any Governmental Authorization or Agreement to which such Required Consent relates that would be applicable to Buyer as a requirement for granting such Required Consent, Sellers shall promptly notify Buyer of such fact and Sellers shall not agree to such condition or adverse change unless Buyer shall, in its reasonably exercised discretion, consent to such condition or change in writing.

                 (e) Buyer shall promptly furnish to any Governmental Authority or other Person from which a Required Consent, Franchise Extension or Franchise Renewal is requested such accurate and complete information regarding Buyer and its Affiliates, including financial information relating to the cable and other media operations of Buyer and its Affiliates, as a Governmental Authority or other Person may reasonably require in connection with obtaining any Required Consent, Franchise Extension or Franchise Renewal.

                 (f) It is understood and agreed that nothing herein shall prevent Buyer or its Affiliates (or their employees, agents, representatives and any other Person acting on behalf of Buyer and its Affiliates) from making statements or inquiries to, attending meetings of, making presentations to, or from responding to requests initiated by, Governmental Authorities or other

Persons from which a Required Consent, Franchise Extension or Franchise Renewal is sought, and Buyer shall use commercially reasonable efforts to apprise Sellers of all such requests.

         6.8 Use of Transferor's Name. For a period of 180 days after the Closing Date, Buyer may continue (but only to the extent reasonably necessary) to operate the Systems using the name "Enstar" and all derivations and abbreviations of such name and related trade names and marks in use in the Systems on the Closing Date, such use to be in a manner consistent with the way in which Sellers have used the marks. Within 180 days after the Closing Date, Buyer will discontinue using and will dispose of all items of stationery, business cards and literature bearing such name or marks. Notwithstanding the foregoing, Buyer will not be required to remove or discontinue using any such name or mark that is affixed to converters or other items in or to be used in customer homes or properties, or as are used in similar fashion making such removal or discontinuation impracticable for Buyer.

         6.9 Delivery of Subscriber Information. Between the date of this Agreement and the Closing Date, promptly after the preparation thereof, each Seller shall deliver to Buyer true, correct and complete copies of (i) quarterly financial information, including a balance sheet, a statement of income and expenses and a statement of cash flows (ii) quarterly statements of capital expenditures with respect to such Seller's Systems and (iii) monthly subscriber counts for its Systems prepared by such Seller for its internal use.

         6.10 Tax Matters. All transfer, documentary, sales, use, stamp, registration and other Taxes and fees (including any penalties and interest), incurred in connection with the transactions consummated pursuant to this Agreement with respect to the Assets conveyed by any Seller shall be shared equally by Buyer and such Seller. Buyer and Sellers will cooperate in all reasonable respects to prepare and file all necessary federal, state and local tax returns, tax information returns, reports and estimates and other documentation with respect to all such transfer, documentary, sales, use, stamp, registration and other Taxes and fees.

         6.11 Further Assurances; Satisfaction of Covenants. Sellers and Buyer each shall execute such documents and other papers and take or cause to be taken such further action as may be reasonably required to carry out the provisions hereof and to consummate and make effective the transactions contemplated hereby. Sellers and Buyer shall each use commercially reasonable efforts to satisfy each of its covenants and obligations under this Agreement and to satisfy each condition to Closing it is required to satisfy hereunder.

         6.12    Environmental Reports; Title Commitments.

                 (a) (i) Buyer shall be entitled to obtain, at its own expense, during the period of sixty (60) days after the date hereof (the "Real Estate Inspection Period") (A) commitments of title insurance ("Title Commitments") issued by a nationally-recognized title insurance company selected by Buyer and reasonably acceptable to Sellers (a "Title Company"), committing to insure fee title to the parcels of Real Property owned by Sellers and leasehold title to those parcels of Real Property leased by Sellers, by ALTA (1992) owner's policies of title insurance, (B) surveys of said parcels of Real Property, in such form as is necessary to obtain the title insurance to be issued pursuant to the Title Commitments, with the standard printed exceptions relating to survey matters deleted ("Surveys"), certified to Buyer and to the Title Company issuing the Title Commitment with respect to that parcel of Real Property, and (C) Phase I environmental reports concerning the owned or leased Real Property, which shall be performed by environmental consulting or engineering firms reasonably acceptable to Buyer and Sellers (together with any Phase II report, "Environmental Reports"). Buyer shall deliver to Sellers true and complete copies of all such Title Commitments, Surveys and Environmental Reports within five (5) Business Days after Buyer's receipt thereof.

                          (ii)    If any Phase I Environmental Report discloses
a potential presence of Hazardous Substances or a violation of any Environmental Law that is sufficiently material to reasonably warrant a Phase II study, or shall otherwise recommend performance of a Phase II study, then Buyer shall have the right (subject to the provisions of this Paragraph
(a)(ii)) beyond such 60 day period, to obtain a Phase II report with respect to the subject parcel of Real Property, in which event the Real Estate Inspection Period shall be extended accordingly (but not more than 45 days) with respect to such parcel of Real Property. Any such Phase II report shall be ordered promptly after receipt and analysis of the respective Phase I report. If Buyer proposes to undertake a Phase II environmental study on any parcel of Real Property, Buyer shall provide to the applicable Seller a plan for such proposed study prior to commencing the same, and such Seller shall have the right (which such Seller shall exercise by written notice to Buyer within ten (10) Business Days after receipt of Buyer's proposal) to deny by Buyer's request to perform such Phase II environmental study on such Real Property. If such Seller refuses to allow such Phase II study, Buyer may terminate this Agreement by written notice to Sellers within ten (10) Business Days of such Seller's refusal, or Buyer may elect to close notwithstanding such refusal. If Buyer elects to close notwithstanding such refusal, (A) Buyer may not thereafter terminate this Agreement based on Title Defects or Environmental Defects of the applicable parcel of Real Property, (B) Buyer shall not have any recourse against Sellers based on such Title Defects or Environmental Defects except as provided in clause (C) of this sentence, and (C) if within six (6) months after Closing, Buyer incurs environmental remediation expenses in respect of Environmental Defects at the site(s) for which a Seller refused to allow a Phase II study, such Seller will reimburse Buyer for the reasonable costs of such remediation; provided, that (I) in no event shall the aggregate amount of reimbursement by Sellers under this clause (C) and any remediation costs incurred by Sellers prior to Closing in respect of Environmental Defects and Title Defects (other than as set forth in Section 6.14 and other than monetary Encumbrances that Seller is required to remove regardless of the amount thereof) exceed $35,000 in the aggregate, and (II) this clause (C) shall be inapplicable if a Purchase Price reduction is made under Subsection (b) or (c) of this Section 6.12.

                 (b) In the event that a Title Commitment or Survey reveals the existence of any matter that renders title to the subject Real Property to be other than as represented herein (a "Title Defect"), and Buyer requests in writing, within ten (10) days of Buyer's receipt of the relevant Title Commitment or Survey, that the applicable Seller remedy the same, then such Seller shall use commercially reasonable efforts to either cure the Title Defect or cause the Title Company to insure over it; provided, that Sellers shall not be obligated to expend more than an aggregate amount of $35,000 for remediation of all Title Defects and Environmental Defects required to be remedied hereunder (other than as set forth in Section 6.14 and other than monetary Encumbrances that Seller is required to remove regardless of the amount thereof); and if it is reasonably expected that the cost of such remediation together with the actual or estimated expense of remedying Environmental Defects will exceed $35,000 in the aggregate, such Seller shall have no obligation to undertake such remediation. A Seller's decision regarding whether to undertake remediation shall be made by written notice to Buyer within ten (10) Business Days after all Title Defects and Environmental Defects are disclosed to Sellers. If under such circumstances the applicable Seller elects to not undertake such remediation, Buyer may, by notice to such Seller given within ten (10) Business Days after such Seller's election to not remediate, terminate this Agreement, or Buyer may, by notice to Sellers given within ten (10) Business Days after such Seller's election to not remediate, elect to close notwithstanding such election. If Buyer elects to close notwithstanding such election, (i) Buyer may not thereafter terminate this Agreement based on Title Defects or Environmental Defects (other than as set forth in Section 6.14);
(ii) Buyer shall have no recourse against Sellers based on any such Title Defects or Environmental Defects (including any claim for indemnification pursuant to Section 10 hereof) except as set forth in Section 6.14; and (iii) at Closing the Purchase Price shall be reduced by $35,000; provided, that there shall be no such reduction in the Purchase Price under this subsection (b) if there is a Purchase Price reduction under Subsection (c) below.

                 (c) In the event that an Environmental Report reveals the presence of Hazardous Substances on the Real Property that could reasonably result in liability to the owner or user thereof or reveals noncompliance with any Environmental Law (either, an "Environmental Defect"), and Buyer requests in writing, within ten (10) days of Buyer's receipt of the relevant Environmental Report, that the applicable Seller remedy the same, such Seller shall use commercially reasonable efforts to cure any such Environmental Defect; provided, that Sellers shall not be obligated to expend more than an aggregate of $35,000 for remediation of all Environmental Defects and Title Defects (other than as set forth in Section 6.14 and other than monetary Encumbrances that Seller is required to remove regardless of the amount thereof); and, if it is reasonably expected that the cost of such remediation together with the actual or estimated cost of remedying Title Defects (other than monetary Encumbrances that Seller is required to remove regardless of the amount thereof) will exceed $35,000 in the aggregate, such Seller shall have no obligation to undertake such remediation. A Seller's decision as to whether to undertake remediation shall be made by written notice to Buyer within ten (10) Business Days after all Title Defects and Environmental Defects are disclosed to Sellers. If under such circumstances the applicable Seller elects to not remediate, Buyer may, by notice to Sellers given within ten (10) Business Days after such Seller's election to not remediate, proceed to close notwithstanding such election. If Buyer elects to close notwithstanding such election, (i) Buyer may not thereafter terminate this Agreement based on Title Defects or Environmental Defects (except as set forth in Section 6.14); (ii) Buyer shall have no recourse against Sellers based on Title Defects or Environmental Defects (including any claim for indemnification pursuant to Section 10 hereof) except as set forth in Section 6.14; and (iii) at Closing the Purchase Price shall be reduced by $35,000; provided, that there shall be no such reduction in the Purchase Price under this Subsection (c) if there is a Purchase Price reduction under Subsection (b) above.

                 (d) After the Real Estate Inspection Period (as it may be extended pursuant to Subsection (a)(ii) hereof) Buyer shall not be entitled to terminate this Agreement based on Title Defects or Environmental Defects (except as set forth in Section 6.14), nor shall Buyer be entitled to make any claim for indemnification pursuant to Section 10 hereof based on Title Defects or Environmental Defects.

                 (e) Buyer shall indemnify each Seller and hold each Seller harmless from and against any losses incurred by such Seller relating to damage to Real Property in connection with Buyer's obtaining any Environmental Reports.

         6.13 Limited Partner Consents. As soon as reasonably practicable following the execution hereof, Sellers shall file with the SEC proposed proxy materials relating to Sellers' solicitation of the Limited Partner Consents. Each Seller shall use reasonable efforts (i) to have such proxy materials cleared by the SEC so as to enable it to disseminate definitive proxy materials to its respective Limited Partners, (ii) to disseminate such materials, upon receipt of SEC clearance, to its respective Limited Partners and (iii) thereafter to obtain the Limited Partner Consents. Sellers shall give Buyer prompt notice when the Limited Partner Consents have been obtained and when any material development has occurred that causes substantial doubt as to whether the Limited Partner Consents will be obtained.

         6.14    Dyer Office Facility.  Notwithstanding the provisions of
Section 6.12, following the execution of this Agreement, Enstar Income/Growth Program Six-A, L.P. ("Enstar Six") shall commission a Phase I and/or Phase II environmental survey, as appropriate, to determine whether any violation of applicable Environmental Laws exists with respect to the underground storage tank located at the parcel of Real Property on which the Dyer, Tennessee office facility is located, which survey(s) shall be conducted by an environmental consulting firm reasonably acceptable to Buyer and Enstar Six. If any such violation exists, either (i) Enstar Six shall cause such remediation to be performed as it determines is reasonably necessary to cure any such violation, up to an aggregate amount of $75,000, or (ii) Enstar Six shall not undertake such remediation, and the amount of the Purchase Price payable to Enstar Six shall be reduced by an amount representing a reasonable estimate of the cost of the remediation described in clause (i), up to the aggregate amount of $75,000. In the event that the reasonable estimate of the cost of the remediation described in clause (i) exceeds $75,000, Enstar Six shall be entitled to elect to not perform such remediation, and, if Enstar Six elects to not perform such remediation, Buyer shall be entitled to terminate this Agreement pursuant to
Section 11.1.

         6.15 Acquisition Proposals. If, prior to obtaining all the Limited Partner Consents, any Seller or any Person acting on behalf of any Seller receives a solicitation from a third party regarding an Acquisition Proposal (as defined herein), which Acquisition Proposal such Seller intends to submit to its respective Limited Partners for their approval, such Seller shall, within five (5) Business Days following receipt of such solicitation, notify Buyer in writing of the price and other material terms of such Acquisition Proposal, and Buyer shall be entitled, within five (5) Business Days following receipt of such notification, to submit an Acquisition Proposal in response to the third party's Acquisition Proposal (a "Buyer Acquisition Proposal"), which Buyer Acquisition Proposal shall contain all the terms and conditions of this Agreement other than the Purchase Price. For purposes hereof, an "Acquisition Proposal" means any bona fide proposed (i) asset acquisition or exchange or similar transaction providing for any third party's acquisition of any of the Assets or Systems or (ii) acquisition of partnership interests, merger, consolidation, exchange of partnership or other equity interests or similar transaction that would





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result in the acquisition by any third party of a percentage of the Interests
(as defined herein) in any Seller sufficient to give such third party voting control over the applicable Seller. For purposes hereof, an "Interest" in any Seller means an interest in the capital and profits of such Seller that is acquired by the making of a capital contribution to such Seller or as otherwise provided under the general or limited partnership agreement applicable to such Seller.

         6.16 Noncompetition Agreement. Charter agrees, on behalf of itself and its direct and indirect subsidiaries, that prior to the third anniversary of the Closing Date it will not, without the written consent of Buyer, directly or indirectly, own, manage, operate or control, engage or participate in the ownership, management, operation or control of or be connected as a shareholder, partner, manager, agent or otherwise with any business or company any part of which operates hardwire cable television systems (or which obtains or holds any franchises therefor) within any of the Franchise Areas. Notwithstanding the foregoing, nothing in this provision shall be construed to prohibit the following: (i) the ownership of a company's securities that constitute less than ten percent (10%) of the outstanding voting stock of such company or does not otherwise constitute control over such company, (ii) the operation by Charter or any of its subsidiaries that are bound by this provision of cable television systems (or the holding of franchises therefor) in those geographical areas included in the Franchise Areas for which Charter or any such subsidiary holds a cable franchise on the date hereof or (iii) the direct or indirect ownership, management, operation or control by Charter or any of its subsidiaries that are bound by this provision of any cable business as the result of a transaction in which the subscribers involved that are located within the Franchise Areas constitute a minority of the subscribers involved in such transaction.

         6.17 Upgrade of Covington System. As soon as practicable following the date of this Agreement, Enstar Income Program 1984-1, L.P. ("Enstar 1984") shall commence an upgrade of the System serving Covington, Tennessee in accordance with Enstar 1984's existing obligations to the relevant Governmental Authority (the "Covington Upgrade"). From the date hereof through the Closing Date Enstar 1984 shall work in consultation with Buyer toward completion of the Covington Upgrade. Provided that the Closing occurs, and subject to the foregoing, Buyer shall reimburse Enstar 1984 for Enstar 1984's reasonable out-of-pocket costs and expenses incurred in connection with the Covington Upgrade. For purposes determining the amount of said reimbursement, Enstar 1984 shall deliver to Buyer true and complete copies of all invoices received by it in connection with the Covington Upgrade.

7.       Conditions Precedent To Buyer's Obligations.

         The obligations of Buyer to purchase and accept assignment, transfer and delivery of the Assets to be sold, assigned, transferred and delivered to Buyer hereby are subject to the satisfaction or waiver, at or prior to the Closing Date (as provided herein), of the following conditions:

         7.1 Representations and Warranties of Sellers. As to the representations and warranties of Sellers set forth in Section 4, (1) each of those representations and warranties set forth in Section 4 which is expressly stated to be made solely as of the date of this Agreement or another specified date shall be true and correct in all respects as of such date, without regard to the materiality or Material Adverse Effect qualifiers set forth therein, and
(2) each of the other representations and warranties of Sellers set forth in
Section 4 shall be true and correct in all respects at and as of the time of the Closing as though made at and as of that time, without regard to the materiality or Material Adverse Effect qualifiers set forth therein; provided, that for purposes of each of clauses (1) and (2) above, the representations and warranties shall be deemed true and correct in all respects to the extent that the aggregate effect of the inaccuracies in such representations and warranties as of the applicable times does not constitute a Material Adverse Effect; and provided, further, that the representations and warranties referred to in this
Section 7.1 shall not include the representations and warranties contained in
Section 4.8(c) with respect to any Governmental Authorization with respect to which a Franchise Extension or Franchise Renewal shall have been obtained.

         7.2 Covenants. Each Seller shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it prior to or at the Closing.

         7.3 Transferable Franchise Areas; Material Consents; Franchise Renewals; Franchise Extensions. (i) The Franchise Areas covering at least ninety percent (90%) of Subscribers shall have become Transferable Franchise Areas; (ii) the Franchise Areas set forth in Schedule 7.3 shall have become Transferable Franchise Areas; (iii) the Material Consents (other than those that pertain solely to non-Transferable Franchise Areas or Retained Assets) shall have been obtained; and (iv) the Franchise Renewals and Franchise Extensions shall have been obtained.

         7.4 Hart-Scott-Rodino Act. All necessary pre-merger notification filings required under the HSR Act shall have been made with the Federal Trade Commission and the United States Department of Justice and the prescribed waiting period(s) (and any extensions thereof) will have expired or been terminated.

         7.5 Judgment. There shall not be in effect on the date on which the Closing is to occur any judgment, decree, order or other prohibition having the force of law that would prevent or make unlawful the Closing; provided, that the Buyer shall have used commercially reasonable efforts to prevent the entry of any such judgment, decree, order or other legal prohibition and to appeal as expeditiously as possible any such judgment, decree, order or other legal prohibition that may be entered.

         7.6 Delivery of Certificates and Documents. Sellers shall have furnished to Buyer the following:

                 (a) a certificate of the Secretary or Assistant Secretary of each Seller or, if applicable, such Seller's ultimate corporate general partner, as to (i) the limited partnership agreement of Seller; (ii) all actions taken by and on behalf of Seller and its partners to authorize the execution, delivery and performance of this Agreement and the Related Agreements and (iii) the incumbency of officers signing this Agreement and any Related Agreement on behalf of such Seller;

                 (b) a certificate of good standing of such Seller that is a limited partnership from the Secretary of State of its state of formation and a certificate of foreign qualification for each such Seller from each state in which any of such Seller's Assets are located;

                 (c) a certificate of an executive officer of the General Partner, certifying on behalf of Sellers that the conditions set forth in Sections 7.1 and 7.2 have been met;

                 (d) the Bill of Sale and Assignment and Assumption Agreements, duly executed by Sellers;

                 (e) the Indemnity Escrow Agreement(s) duly executed by Sellers;

                 (f) if necessary, the Management Agreement(s), duly executed by the appropriate Seller(s);

                 (g) a deed, in form and substance reasonably satisfactory to the applicable Seller and Buyer, conveying title to each parcel of Real Property owned by such Seller to Buyer;

                 (h) copies of all Material Consents obtained on or prior to Closing; and

                 (i) all other documents as are reasonably necessary to transfer title to the Assets to Buyer.

         7.7 Opinion of Sellers' Counsel. Sellers shall have furnished Buyer with an opinion letter, dated the Closing Date, of Baer Marks & Upham LLP, counsel for Sellers, in the form set forth in Exhibit D hereto.

         7.8 Opinion of Sellers' FCC Counsel. Sellers shall have furnished Buyer with an opinion letter, dated the Closing Date, of Cole Raywid & Braverman, L.L.P., FCC counsel for Sellers, in the form set forth in Exhibit E hereto.

         7.9 Limited Partner Consents. The Limited Partner Consents shall have been obtained.

8.       Conditions Precedent to Sellers' Obligations.

         The obligations of Sellers to sell, assign, transfer and deliver the Assets to Buyer hereunder are subject to the satisfaction or waiver at or prior to the Closing Date (as provided herein) of the following conditions:

         8.1 Representations and Warranties of Buyer. As to the representations and warranties of Buyer set forth in Section 5, (1) each of those representations and warranties set forth in Section 5 which is expressly stated to be made solely as of the date of this Agreement or another specified date shall be true and correct in all respects as of such date, without regard to the materiality or Material Adverse Effect qualifiers set forth therein, and
(2) each of the other representations and warranties of Buyer set forth in
Section 5 shall be true and correct in all respects at and as of the time of the Closing as though made at and as of that time, without regard to the materiality or Material Adverse Effect qualifiers set forth therein; provided that for purposes of each of clauses (1) and (2) above, the representations and warranties shall be deemed true and correct in all respects to the extent that the aggregate effect of the inaccuracies in such representations and warranties as of the applicable times does not constitute a Material Adverse Effect.

         8.2 Covenants. Buyer shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it prior to or at the Closing.

         8.3 Transferable Franchise Areas; Material Consents. (i) The Franchise Areas covering at least ninety percent (90%) of Subscribers shall have become Transferable Franchise Areas; (ii) the Franchise Areas set forth in
Schedule 7.3 shall have become Transferable Franchise Areas; and (iii) the Material Consents issued by Governmental Authorities (other than those that pertain solely to non-Transferable Franchise Areas or Retained Assets) shall have been obtained.

         8.4 Hart-Scott-Rodino Act. All necessary pre-merger notification filings required under the HSR Act will have been made with the Federal Trade Commission and the United States Department of Justice, and the prescribed waiting period(s) (and any extensions thereof) will have expired or been terminated.

         8.5 Judgment. There shall not be in effect on the date on which the Closing is to occur any judgment, decree, order or other prohibition having the force of law that would prevent or make unlawful the Closing; provided that Sellers shall have used commercially reasonable efforts to prevent the entry of any such judgment, decree, order or other legal prohibition and to appeal as expeditiously as possible any such judgment, decree, order or other legal prohibition that may be entered.

         8.6 Limited Partner Consents. The Limited Partner Consents shall have been obtained.

         8.7 Delivery of Certificates and Documents. Buyer shall have furnished to Sellers the following:

                 (a) a certificate of the Secretary or Assistant Secretary of Buyer as to (i) the certificate of incorporation and bylaws of Buyer, (ii) resolutions of Buyer authorizing the execution, delivery and performance of this Agreement and the Related Agreements; and (iii) the incumbency of officers signing this Agreement and the Related Agreements on behalf of Buyer;

                 (b) a certificate of legal existence and good standing of Buyer from the Secretary of State of Buyer's state of organization and a certificate of foreign qualification of Buyer in any state in which any of the Systems or Assets is located;

                 (c) a certificate of an executive officer of Buyer certifying that the conditions set forth in Sections 8.1 and 8.2 have been met;

                 (d) the Bill of Sale and Assignment and Assumption Agreements, duly executed by Buyer; and

                 (e) the Indemnity Escrow Agreement(s), duly executed by Buyer; and

                 (f) if necessary, the Management Agreement(s), duly executed by Buyer.

         8.8 Opinion of Buyer's Counsel. Buyer shall have furnished Sellers with an opinion letter, dated the Closing Date, of Dow Lohnes & Albertson, PLLC, counsel for Buyer, in the form set forth in Exhibit F.

         8.9 Payment for Assets. Buyer shall have delivered the Purchase Price as provided in Section 3.2.

9.       Retained Franchises and Assets.

         9.1 Non-Transferable Franchise Areas. In the event that on the Closing Date any Franchise Area is not a Transferable Franchise Area, then the Franchise covering such Franchise Area ("Retained Franchise") and any other Assets used solely in connection with any Seller's operations within such Franchise Area ("Retained Assets") shall be excluded from the Assets conveyed on the Closing Date, and the provisions of this Section 9 shall apply. In the event there are any Retained Franchises and Assets on the Closing Date, the amount of the Purchase Price paid by Buyer at Closing with respect to such Retained Franchises and Assets shall be the Discounted Franchise Purchase Price (as defined in Section 9.5) with respect thereto.

         9.2 Retained Franchise Consents. From and after the Closing Date the Seller(s) owning any Retained Franchises or Retained Assets shall continue to use commercially reasonable efforts to obtain the Required Consent with respect to any Retained Franchise ("Retained Franchise Consent"), and the terms and conditions of Section 6.7, insofar as they apply to Franchise Required Consents, shall govern the obtaining of any such Retained Franchise Consent.

         9.3 Subsequent Closings. Subject to Section 9.4, at such time as the Franchise Area covered by any Retained Franchise shall become a Transferable Franchise Area, Buyer and the applicable Seller shall conduct a closing (each, a "Subsequent Closing") at which such Seller shall assign, transfer, convey and deliver to Buyer, and Buyer shall acquire from such Seller, the Retained Franchise covering such Franchise Area and any Retained Assets with respect thereto. Each Subsequent Closing shall take place on a Business Day on which the relevant parties shall agree and that is not less than five (5) nor more than ten (10) Business Days from the date on which Buyer receives notice that the Retained Franchise Consent is obtained or the relevant Franchise Area has otherwise become a Transferable Franchise Area. At such Subsequent Closing, (i) Buyer shall deliver to the applicable Seller, in the manner set forth in Section 3.2(a), the amount of the difference between the Franchise Purchase Price and the Discounted Franchise Purchase Price with respect to such Retained Franchise and any such Retained Assets; and (ii) Buyer or the applicable Seller, as the case may be, shall deliver the instruments described in

Sections 7.6(d), (g), (h) and (i) and 8.7(d) with respect to such Retained Franchise and Retained Assets.

         9.4 Final Closing. If, on the date that is one (1) year from the date of the Closing Date, any Franchise Area shall not have become a Transferable Franchise Area, Buyer and the Seller with respect thereto shall nevertheless conduct a final Closing with respect to the Retained Franchise and Retained Assets relating to any such Franchise Area ("Final Closing"), at which such Seller shall assign, transfer, convey and deliver to Buyer, and Buyer shall acquire from such Seller, such Retained Franchise and Retained Assets. Such Final Closing shall occur on such one year anniversary date or, if such date is not a Business Day, on the next Business Day. At such Final Closing, Buyer or the applicable Seller, as the case may be, shall deliver the instruments described in Sections 7.6(d), (g), (h) and (i) and 8.7(d) with respect to such Retained Franchise and Retained Assets.

         9.5 Franchise Purchase Price; Discounted Franchise Purchase Price. The "Franchise Purchase Price" with respect to any Retained Franchise (and the Retained Assets with respect thereto), shall be the product of (i) the number of Subscribers covered by such Retained Franchise as of the Closing Date, based on the Pre-Closing Certificate, as it may be modified to reflect the resolution of any pre-Closing disputes with respect thereto, and (ii) the Subscriber Adjustment Amount applicable to the Seller of such Retained Franchise and Assets. The "Discounted Franchise Purchase Price" with respect to any Retained Franchise (and the Retained Assets with respect thereto) shall be the amount of eighty percent (80%) of the Franchise Purchase Price with respect to such Retained Franchise and Assets.

         9.6 Management Agreement. If there are any Retained Franchises, the Systems covered by such Retained Franchises shall be operated pursuant to the Management Agreement from the Closing until the Subsequent Closing with respect thereto or the Final Closing, as the case may be.

10.      Survival of Representations and Warranties; Indemnification.

         10.1    Survival of Representations and Warranties.  Subject to
Section 6.12, the representations and warranties of the parties provided for in this Agreement shall survive the Closing for a period of six (6) months, except representations and warranties relating to environmental matters and title to Real Property, which representations and warranties shall be governed by
Section 6.12, and to Taxes, title to Assets other than Real Property and authority, which representations and warranties shall survive the Closing for the duration of the applicable statute of limitations (the "Indemnity Period"). No claim for indemnification for breach of a representation or warranty may be asserted after the expiration of the applicable Indemnity Period; provided, that the written assertion of any claim by a party against the other hereunder with respect to the breach or alleged breach of any representation, warranty (or of a series of facts which would support such breach) shall extend the Indemnity Period with respect to such claim through the date such claim is conclusively resolved.

         10.2    Indemnification.

                 (a) Subject to the provisions of Sections 10.1 and 10.5, Buyer agrees to indemnify and hold harmless each Seller, after the Closing, from and against any and all claims to the extent such claims are based upon, arise out of or are related to (i) a breach of any representation or warranty, or any failure to perform or comply with any of the covenants, conditions or agreements of Buyer set forth in this Agreement or in any Related Agreement, or
(ii) the assertion of any claim or legal action against such Seller by any Person or Governmental Authority based upon, arising out of or relating to the ownership or operation of the Assets occurring, arising or accruing after the Closing Date.

                 (b) Subject to the provisions of Sections 10.1 and 10.5, each Seller agrees to indemnify and hold harmless Buyer, after the Closing, from and against any and all claims to the extent such claims are based upon, arise out of or relate to (i) a breach of any representation or warranty, or any failure to perform or comply with any of the covenants, conditions or agreements of such Seller set forth in this Agreement or in any Related Agreement or (ii) any liability of such Seller arising or accruing on or prior to, or existing on, the Closing Date, except any such liability for which an adjustment to the Purchase Price is made pursuant to Section 3.3(a)(ii); or
(iii) any obligation or liability of such Seller not assumed by Buyer pursuant to the terms of this Agreement.

         10.3    Assertion of Claims.

                 (a) If Buyer, on the one hand, or any Seller, on the other hand believes that it has a claim for indemnification, it shall notify the other (the particular Seller, in the case of a claim against a particular Seller) promptly in writing describing such claim with reasonable particularity and containing a reference to the provisions of this Agreement under which such claim has arisen.

                 (b) As used in this Section 10 the word "claim" shall mean any and all liabilities, obligations, losses, damages, deficiencies, demands, claims, fines, penalties, interest, assessments, judgments, actions, proceedings and suits of whatever kind and nature and all costs and expenses relating thereto (including, without limitation, reasonable attorneys' fees incurred in connection with the investigation or defense thereof or in asserting rights hereunder).

                 (c) Neither this Section 10 nor any other provision of this Agreement is intended to confer any third party beneficiary rights, including but not limited to any extension of any statute of limitations pertaining to suits, actions or proceedings brought by third parties.

         10.4 Notice of and Right to Defend Third Party Claims. Promptly upon receipt of notice of any claim or the commencement of any suit, action or proceeding by a third party in respect of which indemnification may be sought on account of an indemnity agreement contained in Section 10.2, the party seeking indemnification (the "Indemnitee") shall give notice in writing to the party from whom indemnification is sought (the "Indemnitor"). The omission by such Indemnitee to so notify promptly such Indemnitor of any such claim or action shall not relieve such Indemnitor from any liability which it may have to such Indemnitee in connection therewith. In case any claim shall be asserted or suit, action or proceeding commenced against an Indemnitee, the Indemnitor will be entitled to participate therein, and, to the extent that it may wish, subject to Indemnitor's written confirmation of its indemnity obligations hereunder with respect to such claim, to assume the defense or conduct the settlement thereof. Anything herein to the contrary notwithstanding, Indemnitor shall not be entitled to settle any such suit, action or proceeding without Indemnitee's consent, which consent shall be not unreasonably withheld. After notice from the Indemnitor to the Indemnitee of its election so to assume the defense, conduct or settlement thereof (along with its written confirmation of its indemnity obligations), the Indemnitor will not be liable to the Indemnitee for any legal or other expenses subsequently incurred by the Indemnitee in connection with the defense, conduct or settlement thereof following such notice. The Indemnitee will reasonably cooperate with the Indemnitor in connection with any such claim assumed by the Indemnitor to make available to the Indemnitor all Persons and all pertinent information under the Indemnitee's control.

         10.5    Limitations of Liability.

                 (a) For purposes of this Agreement, claims for indemnification for breach of any representation, warranty, covenant or agreement shall not take into account, give effect to or be qualified by any considerations of materiality or knowledge which may be expressed in such representation or warranty.

                 (b) The amount of any claim indemnifiable by an Indemnitor pursuant to Section 10.2 shall be reduced by the amount of any insurance proceeds and the amount of any tax benefit resulting from the subject matter of such claim received by the Indemnitee in respect of such claim.

                 (c) A Seller shall not be required to indemnify Buyer under Section 10.2(b) with respect to claims arising from breaches of such Seller's representations or warranties hereunder, and Buyer shall not be required to indemnify any Seller under Section 10.2(a) with respect to Claims arising from Buyer's representations or warranties hereunder, until the aggregate amount of all such Claims against Sellers or Buyer, as the case may be, exceeds the aggregate amount of $125,000, in which case the indemnifying party shall be liable for the total amount of all of such claims starting from the first dollar.

                 (d) Sellers' aggregate liability to Buyer for Claims arising from breaches of Sellers' representations and warranties hereunder shall be limited to losses or damages not exceeding the aggregate amount of $1,800,000, as allocated among the Sellers as set forth in Schedule 1.1A, except that such limit shall not apply to Claims arising out of representations and warranties relating to title to Assets other than Real Property, Taxes and authority. Buyer's liability to Sellers for Claims arising out of breaches of its representations and warranties hereunder shall be limited to losses or damages not exceeding the aggregate amount of $1,800,000, which shall be allocated among the Sellers as set forth in Schedule 1.1A.

         10.6 Indemnity Escrow Agreement. At the Closing, Buyer, Sellers and the Escrow Agent shall execute the Indemnity Agreement, in accordance with which Buyer will deposit the Indemnity Fund with the Escrow Agent on the Closing Date in order to provide a fund for the payment of any indemnification to which any Buyer Indemnitee is entitled under this Section 10; provided, that at any Seller's request, at the Closing a separate Indemnity Escrow Agreement shall be entered into with respect to each Seller.

11.      Termination.

         11.1 Termination. This Agreement may be terminated prior to the Closing only in accordance with the following:

                 (a) At any time by mutual consent of the Sellers and Buyer;

                 (b) By either Sellers or Buyer if the Closing hereunder has not taken place on or before the Outside Closing Date other than by reason of a breach or default of any of the covenants or agreements contained in this Agreement by the party seeking to terminate; provided, that, either party may, at its sole option, extend such date for an additional three (3) months if as of such date the conditions to Closing set forth in Sections 7.3 and 8.3 shall have not been satisfied; or

                 (c) By either Sellers or Buyer, at any time, if the other party is in material breach or material default of its covenants and agreements under this Agreement and the party in breach or default does not cure such breach or default within thirty (30) days after written notice thereof is delivered to the non-terminating party, provided that the terminating party is not also in material breach or material default hereunder;

                 (d) By either Sellers or Buyer, if the representations and warranties of the other party (without regard to the materiality or Material Adverse Effect qualifiers set forth therein) are not true and correct in all respects (or, with respect to representations and warranties made as of a specific date, are not true and correct in all respects as of such date), and such failure is not cured by the Outside Closing Date, provided that all of the representations and warranties of the terminating party are true and correct in all respects; provided, that for purposes of this Section 11.1(d), the representations and warranties of a party shall be deemed true and correct in all respects to the extent that the aggregate effect of the inaccuracies in such representations and warranties as of the applicable times does not constitute a Material Adverse Effect;

                 (e)      By Buyer, pursuant to Section 6.12(a), (b) or (c) or
Section 6.14; or

                 (f) By Buyer in the event that any of the following shall occur: (i) as of the date that is one hundred twenty (120) days following the date hereof, the Limited Partners holding forty percent (40%) or more of the Interests of any Seller shall have affirmatively disapproved the transactions contemplated by this Agreement (unless the Limited Partners holding fifty percent (50%) or more of the Interests of such Seller shall have approved the transactions contemplated hereby); (ii) as of any date, the Limited Partners holding fifty percent (50%) or more of the Interests of any Seller shall have affirmatively disapproved the transactions contemplated by this Agreement or approved any Acquisition Proposal; or (iii) as of the termination of the Voting Period applicable to any Seller, the Limited Partner Consents of such Seller shall not have been obtained; provided, however, that for purposes of clauses (i) and (ii) the percentage of Interests disapproving the transactions contemplated by this Agreement or approving an Acquisition Proposal shall not include any disapprovals or approvals (as the case may be) that shall have been rescinded, revoked or otherwise withdrawn as of the date of such termination.

         11.2    Breakup Fee; Acquisition Proposals.

                 (a) Each Seller shall pay to Buyer a Breakup Fee (as defined herein), in accordance with the terms of this Section 11.2, in the event that (i) this Agreement is terminated by Buyer pursuant to Section 11.1(f), (ii) as of the date of such termination any Seller's Limited Partners shall have given their consent to an Acquisition Proposal submitted by a third party; and (iii) Buyer shall have performed and complied in all material respects with all covenants and agreements required to be performed or complied with by it under this Agreement during the period prior to the first to occur of (x) the date on which any Seller's Limited Partners shall have either disapproved the transactions contemplated by this Agreement or given their consent to an Acquisition Proposal submitted by a third party, or (y) the first-occurring date of termination of the Voting Period of any Seller during which the Limited Partner Consents for such Seller shall not have been obtained. Sellers shall pay the Breakup Fee to Buyer by wire transfer of immediately available funds or by certified check (in accordance with Buyer's written instructions) within five (5) Business Days following the date of termination pursuant to Section 11.1(f). For purposes hereof, the "Breakup Fee" with respect to any Seller means a pro rata portion of the aggregate amount of $750,000, which shall be determined by allocating the amount of $750,000 among Sellers based on the allocation of the aggregate Purchase Price among Sellers.

                 (b) In the event that the Closing does not occur and this Agreement is terminated with respect to a Seller solely as a result of the failure to satisfy the conditions to Closing set forth in Sections 7.9 and 8.6 with respect to such Seller, and within six (6) months following the termination of the applicable Voting Period, such Seller receives an Acquisition Proposal from a third party, which Acquisition Proposal such Seller intends to submit to its respective Limited Partners for their approval, such Seller shall notify Buyer in writing of the price and other material terms of such Acquisition Proposal, and Buyer shall be entitled, within five (5) Business Days of such notification, to submit a Buyer Acquisition Proposal.

         11.3 Reimbursement of Expenses. Reimbursement of Expenses. In the event that (i) this Agreement is terminated by Buyer pursuant to Section 11.1(f), (ii) as of the date of such termination no Seller's Limited Partners shall have given their consent to an Acquisition Proposal submitted by a third party; and (iii) Buyer shall have performed and complied in all material respects with all covenants and agreements required to be performed or complied with by it under this Agreement during the period prior to the first to occur of (x) the date on which any Seller's Limited Partners shall have disapproved the transactions contemplated by this Agreement, or (y) the first-occurring date of termination of the Voting Period of any Seller during which the Limited Partner Consents for such Seller shall not have been obtained, such Seller(s) for which the Limited Partner Consents shall not have been obtained will reimburse Buyer for Buyer's actual out-of-pocket costs and expenses incurred in connection with the negotiation and performance of this Agreement; provided, however, that if Buyer shall consummate this Agreement with those Seller(s) for which the Limited Partner Consents shall have been obtained, such reimbursement shall be reduced by the amount of such costs and expenses allocated to the consummating Sellers based on the allocation of the aggregate Purchase Price among Sellers.

         11.4 Surviving Obligations. In the event of termination of this Agreement by either Buyer or Sellers pursuant to this Section 11, prompt written notice thereof shall be given to the other party; and this Agreement shall terminate, without further action by any of the parties hereto, and all obligations of the parties hereunder shall terminate, except for the obligations set forth in Sections 4.19, 6.4, 11.2, 11.3, 11.5, 12 and 21.

         11.5 Attorney's Fees. Notwithstanding any provision in this Agreement that may limit or qualify a party's remedies, in the event of a default by any party that results in a lawsuit or other proceeding for any remedy available under this Agreement, the prevailing party shall be entitled to reimbursement from the defaulting party of its reasonable legal fees and expenses.

12.      Expenses.

         Except as otherwise provided in this Agreement, each party shall pay its own expenses incurred in connection with the authorization, preparation, execution and performance of this Agreement, including all fees and expenses of counsel, accountants, agents and other representatives.

13.      Entire Agreement.

         Buyer and Sellers agree that this Agreement, including the Schedules and all Exhibits hereto and any other written document or instrument delivered in connection herewith, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings and agreements with respect thereto.

14.      Parties Obligated and Benefited.

         Subject to the limitations set forth below, this Agreement will be binding upon the parties and their respective assigns and successors in interest and will inure solely to the benefit of the parties and their respective assigns and successors in interest, and no other Person will be entitled to any of the benefits conferred by this Agreement. Without the prior written consent of the other parties, no party will assign any of its rights under this Agreement or delegate any of its duties under this Agreement, except that Buyer shall have the right to assign this Agreement to any Affiliate of Buyer without the prior consent of Sellers.

15.      Notices.

         All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered in person or mailed by first-class certified or registered mail, return receipt requested, postage prepaid, by reputable overnight mail or courier or by telecopier, in either case, with receipt confirmed, addressed as follows:

If to Seller:             Enstar Communications Corporation
                          12444 Powerscourt Drive
                          St. Louis, MO 63131
                          Telephone:       (314) 965-0555
                          Telecopy:        (314) 965-0571
                          Attention:       Ralph G. Kelly, Senior Vice President - Treasurer

                          with a copy to:          Curtis S. Shaw, Esq., Senior Vice President,
                                                   General Counsel & Secretary

With a copy to:           Baer Marks & Upham LLP
                          805 Third Avenue
                          New York, NY 10022
                          Telephone: (212) 702-5700
                          Telecopy:   (212) 702-5941
                          Attention:   Stanley E. Bloch, Esq.

                                        and

If to Buyer:              Multimedia Acquisition Corp.
                          1059 East 10th Street
                          Hazleton, Pennsylvania 18201-3421
                          Telephone:       (570) 455-4251
                          Telecopy:        (570) 459-0963
                          Attention:       Terrence J. Herron, Vice President

With a copy to:           Dow Lohnes & Albertson, PLLC
                          1200 New Hampshire Ave, N.W.
                          Suite 800
                          Washington, D.C. 20036-6802
                          Telephone:       (202) 776-2000
                          Telecopy:        (202) 776-2222
                          Attention:       John H. Pomeroy, Esq.


or at such other address or addresses as may have been furnished in writing by any party to the others in accordance with the provisions of this Section 15.

Notices and other communications provided in accordance with this Section 15 shall be deemed delivered upon receipt. The furnishing of any notice or communication required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice to persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice or communication.

16.      Amendments and Waivers.

         Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Sellers and Buyer. Any amendment or waiver effected in accordance with this Section 16 shall be binding upon each party. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

17.      Severability.

         If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative or unenforceable because of the conflict of such provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable, but this Agreement shall be reformed and construed as if such invalid, inoperative or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted.

18.      Section Headings and Terms.

         The section headings in this Agreement are for convenience and reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

19.      Counterparts.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and shall become effective when counterparts which together contain the signatures of each party hereto shall have been delivered to Seller and Buyer.

20.      Governing Law; Consent in Jurisdiction.

         This Agreement shall be governed by and construed and enforced in accordance with the law (without giving effect to the law governing the principles of conflicts of law) of the State of New York. Any action to enforce, arising out of, or relating in any way to, any of the provisions of this Agreement may be brought and prosecuted in any such court or courts located within the State of New York as is prohibited by law, and the parties consent to the jurisdiction of said court or courts located within the State of New York and to service of process by registered mail, return receipt requested, or by any other manner provided by law. Each party hereto agrees not to assert, by way of motion, as a defense or otherwise, in any such action, suit or proceeding any claim that it is not subject personally to the jurisdiction of such court, that the action, suit or proceeding is brought in an inconvenient forum, that the venue of the action, suit or proceeding is improper or that this Agreement, or any other agreement or transaction related hereto or the subject matter thereof or thereof may not be enforced in or by such court.

21.      Specific Performance.

         The parties hereto acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or other relief (without the posting of any bond or other security) as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof by any of the parties hereto and, to the extent permitted by applicable Legal Requirements, each party hereof waives any objection to the imposition of such relief. Any such specific or equitable relief granted shall not be exclusive and an Indemnitee shall also be entitled to seek money damages.

         IN WITNESS WHEREOF, the parties have executed this Asset Purchase Agreement as of the date and year first above written.


                      BUYER:
                      -----

                      MULTIMEDIA ACQUISITION CORP.



                      By: /s/ TERRANCE J. HERRON
                         ----------------------------------
                               Name:  Terrance J. Herron
                               Title: Vice President

                      SELLERS:
                      -------

                      ENSTAR INCOME PROGRAM 1984-1, L.P.

                      By:      Enstar Communications Corporation,
                               its General Partner


                               By:/s/ CURTIS S. SHAW
                                  --------------------------
                                       Name:  Curtis S. Shaw
                                       Title: Senior Vice President

                      ENSTAR INCOME PROGRAM IV-3, L.P.

                      By:      Enstar Communications Corporation,
                               its General Partner


                               By:/s/ CURTIS S. SHAW
                                  -------------------------
                                       Name:  Curtis S. Shaw
                                       Title: Senior Vice President

                      ENSTAR INCOME GROWTH PROGRAM
                      SIX-A, L.P.

                      By:      Enstar Communications Corporation,
                               its General Partner


                               By:/s/ CURTIS S. SHAW
                                  --------------------------
                                       Name:  Curtis S. Shaw
                                       Title: Senior Vice President

                      ENSTAR VII

                      By:      Enstar Communications Corporation,
                               its General Partner


                               By:/s/ CURTIS S. SHAW
                                  --------------------------
                                       Name:  Curtis S. Shaw
                                       Title: Senior Vice President

                      ENSTAR VIII

                      By:      Enstar Communications Corporation,
                               its General Partner


                               By:/s/ CURTIS S. SHAW
                                  --------------------------
                                       Name:  Curtis S. Shaw
                                       Title: Senior Vice President


                      ENSTAR X, LTD.

                      By:      Enstar Communications Corporation,
                               its General Partner


                               By:/s/ CURTIS S. SHAW
                                  --------------------------
                                       Name:  Curtis S. Shaw
                                       Title: Senior Vice President


                      Solely for purposes of Section 6.16:

                      CHARTER COMMUNICATIONS, INC.


                               By:/s/ CURTIS S. SHAW
                                  --------------------------
                                       Name:  Curtis S. Shaw
                                       Title: Senior Vice President

                                                                       EXHIBIT A

                            DEPOSIT ESCROW AGREEMENT

         This DEPOSIT ESCROW AGREEMENT, dated as of June ___, 2000 ("Agreement"), is by and among Enstar Income Program 1984-1, L.P., a Georgia limited partnership, Enstar Income Program IV-3, L.P., a Georgia limited partnership, Enstar Income/Growth Program Six-A, L.P., a Georgia limited partnership, Enstar VII, a Georgia limited partnership, Enstar VIII, a Georgia limited partnership, and Enstar X, Ltd., a Georgia limited partnership (collectively, "Sellers," and each individually, a "Seller"), Multimedia Acquisition Corp., a Pennsylvania corporation ("Buyer"), The Bank of New York, a New York banking corporation (the "Escrow Agent"), and, solely for purposes of
Section 3.3(a) hereof, Charter Communications, Inc. ("Charter") and Gans Multimedia Partnership ("Gans").

                                   WITNESSETH:

         WHEREAS, Sellers and Buyer have entered into an Asset Purchase Agreement dated as of the date hereof (the "Purchase Agreement"), pursuant to which Sellers have agreed to sell, transfer, convey and deliver to Buyer certain assets owned or held for use by Sellers and used in connection with the operation of certain cable television systems, as more particularly described in the Purchase Agreement; and

         WHEREAS, in Section 3.5 of the Purchase Agreement, Buyer and Sellers have agreed that concurrent with the execution of the Purchase Agreement, Buyer shall deposit the aggregate sum of $1,800,000 (the "Deposit Amount") with the Escrow Agent in order to secure Buyer's performance of its covenants and obligations to each of the Sellers.

         NOW, THEREFORE, in consideration of the foregoing and of the promises contained herein, the parties, intending legally to be bound, agree as follows:

                                   SECTION 1
                                 ESCROW DEPOSIT

         1.1 Delivery. Concurrent with the execution of the Purchase Agreement, Buyer is depositing the Deposit Amount with the Escrow Agent, to be held and disbursed by the Escrow Agent pursuant to the terms of this Agreement.

         1.2 Receipt. The Escrow Agent acknowledges receipt of the Deposit Amount and agrees to hold and disburse the Deposit Amount in accordance with the terms and conditions of this Agreement. The Escrow Agent has established a segregated escrow account (the "Escrow Account") for deposit of the Deposit Amount, into which the Escrow Agent shall deposit the Deposit Amount prior to the investment thereof pursuant to Section 1.4.

         1.3 Escrowed Funds. For purposes hereof, the "Escrowed Funds" shall refer to the Deposit Amount together with all interest, income, dividends and other earnings with respect thereto ("Earnings").

         1.4 Investment and Income. The Escrow Agent shall, pending the disbursement of the Escrowed Funds pursuant to this Agreement, invest the Escrowed Funds in accordance with written instructions of Buyer in (a) direct obligations of, or obligations fully guaranteed by, the United States of America or any agency thereof, (b) certificates of deposit issued by a commercial bank having a combined capital surplus and undivided profits of not less than $100,000,000, (c) money market funds investing solely in any of the above or (d) other investments of equal or greater security as instructed in writing by Buyer.

                                   SECTION 2
                         DISBURSEMENT OF ESCROWED FUNDS

         The Escrowed Funds shall not be disbursed except as set forth in this
Section 2.

         2.1 Disbursement of Escrowed Funds Upon Closing. In the event that the closing on the transactions contemplated in the Purchase Agreement (the "Closing") shall occur, Buyer and Sellers shall, on the date of the Closing, telecopy to the Escrow Agent joint notice instructing the Escrow Agent to disburse the Escrowed Funds to Sellers and setting forth any other instructions for payment. The Escrow Agent shall promptly comply with such instructions in their entirety within one (1) Business Day (as defined herein) of the Escrow Agent's receipt of such joint notice, unless the joint notice contains a different time period for compliance therewith. For purposes of this Agreement, "Business Day" means any day on which the New York Stock Exchange (or any successor securities exchange) and the Chase Manhattan Bank, N.A. (or any successor bank) are officially open for business in New York City.

         2.2 Disbursement of Escrowed Funds in Accordance with Sellers' Instructions. If the Escrow Agent and Buyer receive a written notice signed by any Seller stating that such Seller is entitled to any portion of the Escrowed Funds ("Seller Claim Notice"), the Escrow Agent shall confirm Buyer's receipt of such Seller Claim Notice, and Buyer shall be entitled to object to such Seller's claim to any portion of the Escrowed Funds by giving notice of its objection ("Dispute Notice") to such Seller and the Escrow Agent within seven (7) Business Days of its receipt of the Seller Claim Notice. If the Escrow Agent does not receive a Dispute Notice from Buyer within such seven (7) Business Day period, the Escrow Agent shall deliver the portion of the Escrowed Funds stated in the Seller Claim Notice to such Seller within seven (7) Business Days of the expiration of such seven (7) Business Day period. If the Escrow Agent receives a Dispute Notice from Buyer within such seven (7) Business Day period, the Escrow Agent shall continue to hold such portion of the Escrowed Funds until it receives an order or instructions in accordance with Section 2.4 hereof.

         2.3 Disbursement of Escrowed Funds in Accordance with Buyer's Instructions. If the Escrow Agent and Sellers receive a written notice signed by Buyer stating that Buyer is entitled to any portion of the Escrowed Funds ("Buyer Claim Notice"), the Escrow Agent shall confirm Sellers' receipt of such Buyer Claim Notice, and each Seller shall be entitled to object to Buyer's claim to the Escrowed Funds by delivering a Dispute Notice to the Escrow Agent within seven (7) Business Days of its receipt of the Buyer Claim Notice. If the Escrow Agent does not receive a Dispute Notice from any Seller within such seven (7) Business Day period, the Escrow Agent shall deliver the Escrowed Funds (or the portion thereof specified in the Buyer Claim Notice) to Buyer within seven (7) Business Days of the expiration of such seven (7) Business Day Period. If the Escrow Agent receives a Dispute Notice from any Seller within such seven (7) Business Day period, the Escrow Agent shall hold the Escrowed Funds until it receives an order or instructions in accordance with Section 2.4 hereof.

         2.4 Dispute. In the event of any dispute among any of the parties to this Agreement, the Escrow Agent shall not comply with any claim or demands from Buyer and/or Seller as long as any such dispute may continue, and the Escrow Agent shall make no delivery or other disposition of any portion of the Escrowed Funds until (a) the Escrow Agent receives a final nonappealable court order from a court of competent jurisdiction directing disposition of the Escrowed Funds,
(b) the Escrow Agent has received an order of an arbitrator designated in writing jointly by Buyer and Sellers, or in accordance with the Purchase Agreement, directing disposition of the Escrowed Funds or any portion thereof or
(c) the Escrow Agent has received written instructions signed by Buyer and Sellers directing disposition of the Escrowed Funds. Upon receipt of the order or instructions referred to in (a), (b) or (c) the Escrow Agent shall deliver the Escrowed Funds, or a portion thereof, as the case may be, in accordance with such order or instructions and shall comply in all respects with such order or instructions.

         2.5 Disbursement of Escrowed Funds in Accordance with Joint Instructions or an Order. If at any time the Escrow Agent receives (a) joint instructions signed by Buyer and Sellers regarding disposition of the Escrowed Funds, (b) a final and nonappealable court order from a court of competent jurisdiction regarding disposition of the Escrowed Funds or (c) an order of an arbitrator designated in writing jointly by Buyer and Sellers regarding disposition of the Escrowed Funds, the Escrow Agent shall disburse the Escrowed Funds in accordance with, and shall otherwise comply with, such instructions or order.

         2.6 Remaining Balance in Escrow Account. If the Escrow Agent disburses a portion of but less than all of the Escrowed Funds pursuant to any order or instructions in accordance with this Agreement, that portion of the Escrowed Funds not disbursed shall continue to be held in escrow by the Escrow Agent subject to the terms of this Agreement.

         2.7 Interpleader. In the event that any dispute should arise hereunder, the Escrow Agent shall be entitled to deposit the Escrowed Funds with the clerk of any court of competent jurisdiction and to interplead Buyer and Sellers, and upon doing so, the Escrow Agent shall promptly give notice thereof to Sellers and Buyer.

                                   SECTION 3
                                  ESCROW AGENT

         3.1 Appointment. Buyer and Sellers hereby appoint the Escrow Agent to serve hereunder, and the Escrow Agent hereby accepts such appointment and agrees to perform all duties expressly set forth in this Agreement.

         3.2 Compensation.

             (a) In consideration of the Escrow Agent's acceptance of its appointment hereunder, Sellers and Buyer shall pay the Escrow Agent the fees set forth in Exhibit 1 hereto. Such sum is intended as compensation for the Escrow Agent's ordinary services as contemplated by this Agreement, including without limitation (i) the investment of the Escrowed Funds and (ii) the disbursement thereof to Sellers and/or Buyer, as the case may be.

             (b) If any fees, expenses or costs incurred by, or any obligations owed to, the Escrow Agent hereunder are not promptly paid when due, the Escrow Agent may reimburse itself therefor from the Escrowed Funds and may sell, convey or otherwise dispose of any portion of the Escrowed Funds for such purpose.

             (c) As security for the due and punctual performance of any and all of Buyer's and Sellers' obligations to the Escrow Agent hereunder, now or hereafter arising, Buyer and Sellers, individually and collectively, hereby pledge, assign and grant to the Escrow Agent a continuing security interest in, and a lien on, the Escrowed Funds, including all Earnings and other additions thereto (whether such additions and Earnings are the result of deposits by Buyer or any Seller or the investment of the Escrowed Funds). The Escrow Agent's security interest created hereunder shall at all times be valid, perfected and enforceable by Escrow Agent against Buyer and Sellers and all third parties in accordance with the terms of this Agreement.

         3.3 Indemnification.

             (a) Buyer and Sellers, jointly and severally, shall be liable for and shall reimburse and indemnify the Escrow Agent and hold it harmless from and against any and all claims, losses, liabilities, costs, damages or expenses (including reasonable attorneys' fees and expenses) (collectively, "Losses") arising from or in connection with or related to this Agreement or from its position as Escrow Agent hereunder (including without limitation Losses incurred by the Escrow Agent in connection with its successful defense, in whole or in part, of any claim of gross negligence or willful misconduct on its part); provided, that nothing contained herein shall require indemnification of the Escrow Agent for Losses caused by its gross negligence or willful misconduct. If Buyer and Sellers fail to indemnify the Escrow Agent pursuant to this Section 3.3, Gans (with respect to Buyer) and Charter (with respect to Sellers) shall be jointly and severally responsible for the indemnification of the Escrow Agent pursuant to this Section 3.3.

             (b) The Escrow Agent shall not be liable for any action taken or omitted or for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder in the absence of gross negligence or willful miscoduct on its part. In no event shall the Escrow Agent be liable (i) for acting in good faith in accordance with or relying in good faith upon any instruction, notice, demand, certificate or document from Buyer or any Seller or any entity the Escrow Agent believes in good faith to be acting on behalf of Buyer or any Seller, (ii) for any consequential, punitive or special damages, other than any such damages resulting from the Escrow Agent's gross negligence or willful misconduct, (iii) for the acts or omissions of its nominees, correspondents, designees, subagents or subcustodians, other than any such acts or omissions that result from the Escrow Agent's gross negligence or willful misconduct, (iv) for an amount in excess of the value of the Escrowed Funds, valued as of the date of deposit thereof pursuant to this Agreement or
(v) with respect to any action taken or omitted in good faith upon the advice of its counsel given with respect to any question relating to the Escrow Agent's duties and responsibilities under this Agreement.

         3.4 Resignation.

             (a) The Escrow Agent may resign at any time upon giving Buyer and Sellers thirty (30) days' prior written notice, and in such event, the successor Escrow Agent shall be such person, firm or corporation as shall be mutually agreed by Buyer and Sellers. It is understood and agreed that the Escrow Agent's resignation shall not be effective until a successor escrow agent agrees to act hereunder; provided, that if no successor is appointed and acting hereunder within thirty (30) days after such notice is given, the Escrow Agent may, in its sole discretion, apply to a court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief. The cost and expenses (including reasonable attorneys' fees and expenses) incurred by Escrow Agent in connection with such proceeding shall be paid by, and be deemed a joint and several obligation of, Buyer and Sellers.

             (b) Upon receipt of the identity of the successor escrow agent appointed pursuant to Section 3.4(a), the Escrow Agent shall either deliver the Escrowed Funds then held hereunder to such successor escrow agent (less the amount of any fees, costs and expenses or other obligations then owed to the Escrow Agent), or hold such Escrowed Funds (or any portion thereof) pending distribution, until all such fees, costs and expenses or other obligations are paid.

             (c) Upon delivery of the Escrowed Funds to a successor escrow agent, the Escrow Agent shall have no further duties, responsibilities or obligations hereunder.

         3.5 Collateral Agreements. The Escrow Agent shall not be bound in any way by any contract or agreement between the other parties hereto, regardless of whether the Escrow Agent has knowledge of such contract or agreement or of its terms or conditions.

                                    SECTION 4
                                   TERMINATION

         4.1 Termination. This Agreement shall be terminated upon the earliest to occur of (a) disbursement or release of the entire amount of the Escrowed Funds by the Escrow Agent in accordance with the terms hereof, (b) written consent signed by all parties hereto, or (c) payment of the amount of all Escrowed Funds then held into a court of competent jurisdiction in accordance with Section 2.7. This Agreement shall not be otherwise terminated. The provisions of Sections 3.3 and 5.5(b) shall survive termination of this Agreement and/or the resignation or removal of the Escrow Agent.

                                   SECTION 5
                                OTHER PROVISIONS

         5.1 Notices.

             (a) Any notice, demand or request required or permitted to be given under the provisions of this Agreement shall be in writing and shall be deemed to have been duly delivered (i) on the date of personal delivery, (ii) on the date of the receipt of the appropriate printed confirmation, if sent by facsimile transmission, (iii) upon receipt, if mailed by registered or certified mail, postage prepaid and return receipt requested or (iv) in the case of notices delivered to the Escrow Agent, when actually received by Escrow Agent's Corporate Trust Department. Any such notices shall be sent to the following addresses, or to such other address as any party may request in a notice delivered in accordance with this Section 5.1 to the other parties hereto:

             (A) If to any Seller or Charter:

                 c/o Enstar Communications
                 12444 Powerscourt Drive
                 St. Louis, MO  63131
                 Telephone No.: (314) 965-0555
                 Facsimile No.: (314) 965-6492
                 Attention:     Heather L. Wood, Vice President,

                               Finance & Acquisitions

                 With copies sent by the same means of delivery to:

                 Curtis S. Shaw, Esq.
                 Senior Vice President, General Counsel & Secretary

                 and to:

                 Baer Marks & Upham LLP
                 805 Third Avenue
                 New York, NY 10022
                 Telephone No.: (212) 702-5700
                 Facsimile No. (212) 702-5941
                 Attention:  Stanley E. Bloch, Esq.

             (B) If to Buyer or Gans:

                 Multimedia Acquisition Corp.
                 1059 East 10th Street
                 Hazleton, Pennsylvania 18201-3421
                 Telephone No.: (570) 455-4251
                 Facsimile No.: (570) 459-0963
                 Attention:  Terrence J. Herron, Vice President

                 With copies sent by the same means of delivery to:

                 Dow Lohnes & Albertson, PLLC
                 1200 New Hampshire Avenue, N.W.
                 Suite 800
                 Washington, D.C. 20036-6802
                 Telephone No.: (202-776-2000
                 Facsimile No.: (202) 776-2222
                 Attention:  John H. Pomeroy, Esq.

             (C) If to the Escrow Agent:

                 The Bank of New York/Insurance Trust & Escrow Dept. 101 Barclay Street, 21 West
                 New York, NY  10286
                 Telephone No.: (212) 815-8074
                 Facsimile No.: (212) 805-7181
                 Attention:  Marie Ladolcetta
                 Reference:       A/C No. 108190
                                  A/C Name:  Multimedia/Enstar Escrow

             (b) The Escrow Agent is authorized to comply with and rely upon any notice, instruction or other communication believed in good faith by it to have been sent or given by Buyer or any Seller or by a person or persons believed in good faith by the Escrow Agent to be authorized to so act by Buyer or any Seller. Whenever under the terms hereof the time for giving a notice or performing an act falls on a Saturday, Sunday or banking holiday, such time shall be extended to the next day on which Escrow Agent is open for business.

         5.2 Benefit and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the others; except that (a) if Buyer assigns its rights, interests and/or obligations under the Purchase Agreement in accordance with Section 14 of the Purchase Agreement, Buyer shall be entitled to assign its rights, interests or obligations hereunder to such assignee; and (b) if a successor escrow agent is appointed pursuant to Section 3.4(a) hereof, upon written instructions by Sellers and Buyer, the Escrow Agent shall assign its rights, interests and obligations hereunder to such successor.

         5.3 Entire Agreement; Amendment. This Agreement contains all the terms agreed upon by the parties with respect to the subject matter hereof. This Agreement may be amended only by a written instrument signed by the party against which enforcement of any waiver, change, modification, extension or discharge is sought.

         5.4 Headings. The headings of the sections and subsections of this Agreement are for ease of reference only and do not evidence the intentions of the parties.

         5.5 Tax Reporting.

             (a) For tax reporting purposes, all Earnings attributable to any portion of the Escrowed Funds shall be deemed to be for the account of Buyer, unless determined otherwise in accordance with the terms of this Agreement.

             (b) The Escrow Agent has no interest in the Escrowed Funds but is serving as escrow holder only and has only possession of the Escrowed Funds. Buyer and Sellers shall pay or reimburse the Escrow Agent upon the Escrow Agent's request for any transfer taxes or other taxes relating to the Escrowed Funds incurred in connection herewith, and shall indemnify and hold harmless the Escrow Agent for any amounts the Escrow Agent is obligated to pay in respect of such taxes. Any payments of income from the Escrow Account shall be subject to withholding regulations then in force with respect to United States taxes. Buyer and Sellers will provide the Escrow Agent with appropriate W-9 forms for tax I.D. number certifications. It is understood that the Escrow Agent shall be responsible for income reporting only with respect to Earnings on any portion of the Escrowed funds and shall not be responsible for any other reporting.

         5.6 Fees, Expenses and Indemnification. All amounts payable to the Escrow Agent by Buyer and Sellers pursuant to this Agreement, including all fees, expenses and indemnification payable pursuant to Sections 3.2(a) and 3.3 (other than indemnification for income taxes alleged to be payable by Buyer or any Seller), shall be shared equally by Buyer, on the one hand, and Sellers, on the other hand.

         5.7 Governing Law. This Agreement shall be interpreted, construed, enforced and administered in accordance with the internal substantive laws (and not the choice of law rules) of the State of New York. Buyer and each Seller hereby submits to the personal jurisdiction of, and each agrees that all proceedings relating to this Agreement shall be brought in courts located within, the City and State of New York. Buyer and each Seller hereby waives the right to trial by jury in any such proceeding. To the extent that in any jurisdiction Buyer and any Seller may be entitled to claim, for itself or its assets, immunity from suit, execution, attachment (whether before or after judgment) or other legal process, each hereby irrevocably agrees to not claim, and each hereby waives, such immunity. Buyer and each Seller hereby waives personal service of process and consents to service of process by certified or registered mail, return receipt requested, directed to it at the address last specified by it for notices hereunder, and such service shall be deemed completed ten (10) calendar days after the same is so mailed.

         5.8 Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if the signatures on all counterparts were on the same instrument.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                     BUYER:

                                     MULTIMEDIA ACQUISITION CORP.

                                     By:
                                        ------------------------------
                                           Name:
                                           Title:
                                     Tax Identification No.:
                                                            --------
                                     SELLERS:

                                     ENSTAR INCOME PROGRAM 1984-1, L.P.

                                     By  Enstar Communications Corporation,
                                         its General Partner

                                               By:
                                                  ---------------------
                                                     Name:
                                                     Title:
                                     Tax Identification No.58-1581136

                                     ENSTAR INCOME PROGRAM IV-3, L.P.

                                     By  Enstar Communications Corporation,
                                         its General Partner

                                               By:
                                                  ---------------------
                                                     Name:
                                                     Title:
                                     Tax Identification No.58-1548320

                                     ENSTAR INCOME GROWTH PROGRAM
                                     SIX-A, L.P.

                                     By  Enstar Communications Corporation,
                                         its General Partner

                                               By:
                                                  ------------------------------
                                                       Name:
                                                       Title:
                                     Tax Identification No.58-1712808

                                     ENSTAR VII

                                     By  Enstar Communications Corporation,
                                         its General Partner

                                               By:
                                                  ------------------------------
                                                       Name:
                                                       Title:
                                     Tax Identification No.58-1516086

                                     ENSTAR VIII

                                     By  Enstar Communications Corporation,
                                         its General Partner

                                               By:
                                                  ------------------------------
                                                       Name:
                                                       Title:
                                     Tax Identification No.58-1518170

                                     ENSTAR X, LTD.

                                     By  Enstar Communications Corporation,
                                         its General Partner

                                               By:
                                                  ------------------------------
                                                       Name:
                                                       Title:
                                     Tax Identification No.58-1637428

                                     ESCROW AGENT:

                                     THE BANK OF NEW YORK

                                     By:
                                        ----------------------------------------
                                        Marie Ladolcetta
                                        Assistant Vice President

                                     Solely for purposes of Section 3.3:

                                     CHARTER COMMUNICATIONS, INC.

                                     By:
                                        ----------------------------------------
                                           Name:
                                           Title:

                                     [GANS MULTIMEDIA PARTNERSHIP]

                                     By:
                                        ----------------------------------------
                                           Name:
                                           Title:

                                    Exhibit 1

                           Escrow Agent's Fee Schedule

                                                                       EXHIBIT B


                           INDEMNITY ESCROW AGREEMENT

           This INDEMNITY ESCROW AGREEMENT, dated as of [Closing Date] ("Agreement"), is by and among Enstar Income Program 1984-1, L.P., a Georgia limited partnership, Enstar Income Program IV-3, L.P., a Georgia limited partnership, Enstar Income Growth Program Six-A, L.P., a Georgia limited partnership, Enstar VII, a Georgia limited partnership, Enstar VIII, a Georgia limited partnership, and Enstar X, Ltd., a Georgia limited partnership (collectively, "Sellers," and each individually, a "Seller"),(1) Multimedia Acquisition Corp., a Pennsylvania corporation ("Buyer"), and The Bank of New York, a New York banking corporation (the "Escrow Agent") [and, solely for purposes of Section 4.3(a) hereof, Charter Communications, Inc. ("Charter") and Gans Multimedia Partnership ("Gans")].

                              W I T N E S S E T H:

           WHEREAS, Sellers and Buyer have entered into an Asset Purchase Agreement dated as of June 21, 2000 (the "Purchase Agreement"), pursuant to which Sellers have agreed to sell, transfer, convey and deliver to Buyer certain assets owned or held for use by Sellers and used in connection with the operation of certain cable television systems, as more particularly described in the Purchase Agreement; and

           WHEREAS, in Sections 3.2(c) and 10.6 of the Purchase Agreement, Buyer and Sellers have agreed that the aggregate sum of $1,800,000, to be allocated among Sellers as set forth in Exhibit 1 hereto (the "Indemnity Fund"), shall be deposited in escrow with the Escrow Agent in order to provide a fund for the payment of claims giving rise to indemnification by Sellers under the Purchase Agreement.

           NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending legally to be bound, agree as follows:

                                   SECTION 1
                              INDEMNIFICATION FUND

          1.1 Delivery. Concurrent with the closing of the transactions contemplated by the Purchase Agreement (the "Closing"), Buyer will deposit with the Escrow Agent, by wire transfer of immediately available funds, the amount of the Indemnity Fund, to be held by the Escrow Agent pursuant to the terms of this Agreement. For purposes of this Agreement, the term "Indemnity Fund," as of any time during the term of this Agreement, shall refer to the


----------------------

(1) At any Seller's request, at Closing, a separate Indemnity Escrow Agreement, substantially in the form hereof, will be entered for each Seller, and this form will be modified accordingly.

amount of the Indemnity Fund then existing and all Earnings (as defined in Section 1.3) with respect thereto.

          1.2 Receipt. The Escrow Agent agrees to hold and disburse the Indemnity Fund in accordance with the terms and conditions of this Agreement and for the uses and purposes stated herein. Upon receipt of the Indemnity Fund, the Escrow Agent shall acknowledge receipt thereof by notice to Buyer and Sellers. The Escrow Agent shall deposit the portion of the Indemnity Fund allocable to each Seller into a separate account, to be maintained and disbursed in accordance with the terms of this Agreement.

          1.3 Investment and Income. After receipt of the Indemnity Fund, the Escrow Agent shall, pending the disbursement of the Indemnity Fund and all interest, income and other earnings with respect thereto (collectively, "Earnings") pursuant to this Agreement, invest the Indemnity Fund in accordance with written instructions of Sellers in (a) direct obligations of, or obligations fully guaranteed by, the United States of America or any agency thereof, (b) certificates of deposit issued by a commercial bank having a combined capital surplus and undivided profits of not less than $100,000,000,
(c) money market funds investing solely in any of the above or (d) other investments of equal or greater security as instructed in writing by Sellers.


                                   SECTION 2
                 PROCEDURES FOR DISBURSEMENT OF INDEMNITY FUND

           2.1 Claims Procedure. The following procedures shall govern the application of the Indemnity Fund to satisfy any claims by Buyer which may be brought pursuant to Section 10.2(b) of the Purchase Agreement:

                     (a) Buyer shall give written notice to the Seller against which such claim is being made and the Escrow Agent of any claim against such Seller that could constitute a claim against the Indemnity Fund (each, a "Claim Notice"). The Claim Notice shall specify (i) in detail, the factual basis for such claim, (ii) the amount of the Indemnity Fund to be reserved against the claim and (iii) that Buyer has given a copy of such Claim Notice to the applicable Seller.

                     (b) Upon receipt of a Claim Notice from Buyer, the Escrow Agent shall reserve the amount set forth in the Claim Notice and shall confirm that the applicable Seller has received from Buyer a copy of the Claim Notice and the date of such Seller's receipt thereof.

                     (c) The applicable Seller shall have thirty (30) days from the date of its receipt of a Claim Notice from Buyer to make such investigation of the claim as such Seller deems necessary or desirable. For purposes of such investigation, Buyer shall, upon request, deliver to such Seller or its authorized representative(s) copies of all material written information relied upon by Buyer to substantiate the claim, and shall describe in reasonable detail such other information relied upon by Buyer to substantiate the claim. If such Seller disagrees with the validity or amount of Buyer's claim, such Seller shall deliver to Buyer and Escrow Agent a written notice thereof ("Dispute Notice"), setting forth the factual basis for such disagreement, at or prior to the expiration of said thirty (30) day period. If Buyer and such Seller agree at or prior to the expiration of said thirty (30) day period (or any mutually agreed upon extension thereof) to the validity and amount of such claim, they shall promptly give the Escrow Agent joint instructions in writing to disburse such portion of the Indemnity Fund as Buyer and such Seller shall have agreed. If Buyer and such Seller do not agree within said thirty (30) day period (or any mutually agreed upon extension thereof), the matter shall be resolved as provided for in Section 3.1 hereof, and, except as provided in Section 3.1 regarding release of any undisputed amounts, the Escrow Agent shall continue to hold the Indemnity Fund until it receives a final and nonappealable court order or joint written instructions from the applicable Seller and Buyer in accordance with Section 3.1. Notwithstanding the foregoing, if the applicable Seller shall not have delivered a Dispute Notice to the Escrow Agent within said thirty (30) day period, the Escrow Agent shall, without further inquiry, disburse to Buyer the portion of the Indemnity Fund set forth in the Claim Notice.

           2.2       Final Release of Indemnity Fund.  On the date that is six
(6) months after the date of the Closing (the "Release Date"), if no claim for indemnification is pending against any Seller, the Escrow Agent shall deliver to such Seller, by wire transfer of immediately available funds, bank check or certified check or by other means mutually acceptable to such Seller and the Escrow Agent, the entire amount of the Indemnity Fund allocable to such Seller then remaining. If on such date Buyer has any indemnification claims pending against any Seller, the Escrow Agent shall retain from the portion of the Indemnity Fund allocable to such Seller an amount equal to the total amount of any such claims and shall remit the remaining balance of such portion of the Indemnity Fund to such Seller.

                                  SECTION 3
                  OTHER CLAIMS AND DISBURSEMENT PROCEDURES

           3.1 Dispute. In the event of any disagreement between Buyer and any Seller with respect to disbursement of any amount of the Indemnity Fund allocable to such Seller, the Escrow Agent shall not comply with any claim or demand of Buyer or such Seller pertaining to such disagreement as long as such disagreement shall continue, and the Escrow Agent shall not deliver or otherwise dispose of any portion of the Indemnity Fund allocable to such Seller then held by it under this Agreement until it has received (i) a final and nonappealable court order from a court of competent jurisdiction directing disposition of such funds, or (ii) joint written instructions signed by Buyer and the applicable Seller.

           3.2 Interpleader. Notwithstanding anything to the contrary in this Agreement, the Escrow Agent may at any time deposit the portion of the Indemnity Fund then held by it, together with all Earnings attributable thereto, with the clerk of any court of competent jurisdiction upon commencement of an action in the nature of interpleader or in the course of court proceedings relating to the Indemnity Fund.

           3.3       Court Order or Joint Written Instructions.
Notwithstanding anything to the contrary in this Agreement, if at any time the Escrow Agent receives a final nonappealable order of a court of competent jurisdiction, or written instructions signed by any Seller or Sellers and Buyer, directing delivery of any part of the Indemnity Fund allocable to such Seller(s) and/or the Earnings, the Escrow Agent shall comply with such order or instructions in their entirety.

           3.4 Allocation of Liability. The provisions of the Purchase Agreement relating to the relative liability of each Seller to Buyer and the limitations of each Seller's liability to Buyer shall be controlling for all purposes of determining any indemnification liability of each Seller to Buyer. The provisions of the Purchase Agreement relating to the Purchase Price and the Adjusted Purchase Price (each as defined in the Purchase Agreement) shall be controlling for all purposes of determining the Adjusted Purchase Price. If any such provision of the Purchase Agreement is inconsistent with any provision hereof, the Purchase Agreement shall be controlling as between each Seller and Buyer.

           3.5 Disbursement of Earnings. In the event that the Escrow Agent shall disburse any portion of the Indemnity Fund to Buyer or any Seller pursuant to Section 2.1(c), 2.2 or 3.1 of this Agreement, the Escrow Agent shall disburse to Buyer or such Seller (as the case may be) all Earnings attributable to the portion of the Indemnity Fund disbursed to such party.

                                   SECTION 4
                                  ESCROW AGENT

           4.1 Appointment. Buyer and Sellers hereby appoint the Escrow Agent to serve hereunder, and the Escrow Agent hereby accepts such appointment and agrees to perform all duties expressly set forth in this Agreement.

          4.2        Compensation.

                     (a) In consideration of the Escrow Agent's acceptance of its appointment hereunder, Sellers and Buyer shall pay the Escrow Agent the fees set forth in Exhibit 1 hereto. Such sum is intended as compensation for the Escrow Agent's ordinary services as contemplated by this Agreement, including without limitation (i) the investment of the Indemnity Fund and (ii) the disbursement thereof to Sellers and/or Buyer, as the case may be.

                     (b) If any fees, expenses or costs incurred by, or any obligations owed to, the Escrow Agent hereunder are not promptly paid when due, the Escrow Agent may reimburse itself therefor from the Indemnity Fund and may sell, convey or otherwise dispose of any portion of the Indemnity Fund for such purpose.

                     (c) As security for the due and punctual performance of any and all of Buyer's and Sellers' obligations to the Escrow Agent hereunder, now or hereafter arising, Buyer and Sellers, individually and collectively, hereby pledge, assign and grant to the Escrow Agent a continuing security interest in, and a lien on, the Indemnity Fund, including all Earnings and other additions thereto (whether such additions and Earnings are the result of deposits by Buyer or any Seller or the investment of the Indemnity Fund). The Escrow Agent's security interest created hereunder shall at all times be valid, perfected and enforceable by Escrow Agent against Buyer and Sellers and all third parties in accordance with the terms of this Agreement.

          4.3        Indemnification.

                     (a) Buyer and Sellers, jointly and severally, shall be liable for and shall reimburse and indemnify the Escrow Agent and hold it harmless from and against any and all claims, losses, liabilities, costs, damages or expenses (including reasonable attorneys' fees and expenses) (collectively, "Losses") arising from or in connection with or related to this Agreement or from its position as Escrow Agent hereunder (including without limitation Losses incurred by the Escrow Agent in connection with its successful defense, in whole or in part, of any claim of gross negligence or willful misconduct on its part); provided, that nothing contained herein shall require indemnification of the Escrow Agent for Losses caused by its gross negligence or willful misconduct.

                     (b) The Escrow Agent shall not be liable for any action taken or omitted or for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder in the absence of gross negligence or willful misconduct on its part. In no event shall the Escrow Agent be liable (i) for acting in good faith in accordance with or relying in good faith upon any instruction, notice, demand, certificate or document from Buyer or any Seller or any entity the Escrow Agent believes in good faith to be acting on behalf of Buyer or any Seller, (ii) for any consequential, punitive or special damages, other than any such damages resulting from the Escrow Agent's gross negligence or willful misconduct, (iii) for the acts or omissions of its nominees, correspondents, designees, subagents or subcustodians, other than any such acts or omissions that result from the Escrow Agent's gross negligence or willful misconduct, (iv) for an amount in excess of the value of the Indemnity Fund, valued as of the date of deposit thereof pursuant to this Agreement or (v) with respect to any action taken or omitted in good faith upon the advice of its counsel given with respect to any question relating to the Escrow Agent's duties and responsibilities under this Agreement.

          4.4        Resignation.

                     (a) The Escrow Agent may resign at any time upon giving Buyer and Sellers thirty (30) days' prior written notice, and in such event, the successor escrow agent shall be such person, firm or corporation as shall be mutually agreed by Buyer and Sellers. It is understood and agreed that the Escrow Agent's resignation shall not be effective until a successor escrow agent agrees to act hereunder; provided, that if no successor is appointed and acting hereunder within thirty (30) days after such notice is given, the Escrow Agent may, in its sole discretion, apply to a court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief. The cost and expenses (including reasonable attorneys' fees and expenses) incurred by Escrow Agent in connection with such proceeding shall be paid by, and be deemed a joint and several obligation of, Buyer and Sellers.

                     (b) Upon receipt of the identity of the successor escrow agent appointed pursuant to Section 4.4(a), the Escrow Agent shall either deliver the Indemnity Fund then held hereunder to such successor escrow agent (less the amount of any fees, costs and expenses or other obligations then owed to the Escrow Agent), or hold such Indemnity Fund (or any portion thereof) pending distribution, until all such fees, costs and expenses or other obligations are paid.

                     (c) Upon delivery of the Indemnity Fund to a successor escrow agent, the Escrow Agent shall have no further duties, responsibilities or obligations hereunder.

                                   SECTION 5
                          LIABILITIES OF ESCROW AGENT

          5.1 Limitations. The Escrow Agent shall be obligated only to accept, hold and deliver the Indemnity Fund in accordance with the provisions of this Agreement and any amendments hereto; provided, that the Escrow Agent shall not incur any liability with respect to (a) any action taken or omitted in good faith upon the advice of its counsel given with respect to any questions relating to the duties and responsibilities of the Escrow Agent under this Agreement, or (b) any action taken or omitted in reliance upon any instrument which the Escrow Agent shall in good faith believe to be genuine (including the execution of such instrument, the identity or authority of any person executing such instrument, its validity and effectiveness, and the truth and accuracy of any information contained therein), to have been signed by a proper person or persons and to conform to the provisions of this Agreement. The Escrow Agent shall not be liable to any person by reason of any loss of any portion of the Indemnity Fund by reason of its being deposited in any single bank that qualifies under Section 1.3 hereof on the date of such deposit.

          5.2 Collateral Agreements. Anything in this Agreement to the contrary notwithstanding, the Escrow Agent shall not be bound in any way by any contract or agreement between the other parties hereto, regardless of whether the Escrow Agent has knowledge of such contract or agreement or of its terms or conditions.

                                   SECTION 6
                                  TERMINATION

          6.1 Termination. This Agreement shall be terminated upon the earliest to occur of (a) disbursement or release of the entire amount of the Indemnity Fund and all Earnings thereon by the Escrow Agent in accordance with the terms hereof, (b) written consent signed by all parties hereto, or (c) payment of the amount of all Indemnity Fund held hereunder and all Earnings attributable thereto into a court of competent jurisdiction in accordance with
Section 3.2(a). This Agreement shall not be otherwise terminated. The provisions of Sections 4.3 and 7.5(b) shall survive termination of this Agreement and/or the resignation or removal of the Escrow Agent.

                                   SECTION 7
                                OTHER PROVISIONS

          7.1        Notices.

                     (a) Any notice, demand or request required or permitted to be given under the provisions of this Agreement shall be in writing and shall be deemed to have been duly delivered on (i) the date of personal delivery, (ii) the date of the receipt of the appropriate printed confirmation, if sent by facsimile transmission, (iii) upon receipt, if mailed by registered or certified mail, postage prepaid and return receipt requested or (iv) in the case of notices delivered to the Escrow Agent, when actually received by Escrow Agent's Corporate Trust Department. Any such notices shall be sent to the following addresses, or to such other address as any party may request in a notice delivered in accordance with this Section 7.1 to the other parties hereto:

                     (A)   If to any Seller:

                           c/o Enstar Communications Corporation
                           12444 Powerscourt Drive
                           St. Louis, Missouri 63131
                           Telephone No.: (314) 965-0555
                           Facsimile No.: (314) 965-6492
                           Attention:       Heather L. Wood,
                                            Vice President, Finance &
                                            Acquisitions

                           With copies sent by the same means of delivery to:

                           Curtis S. Shaw, Esq.,
                           Senior Vice President, General Counsel & Secretary

                           and to

                           Baer Marks & Upham LLP
                           805 Third Avenue
                           New York, NY 10022
                           Telephone No.: (212) 702-5700
                           Facsimile No.: (212) 702-5941
                           Attention:  Stanley E. Bloch, Esq.

                     (B)   If to Buyer:

                           Multimedia Acquisition Corp.
                           1059 East 10th Street
                           Hazleton, Pennsylvania 18201-3421
                           Telephone No.: (570) 455-4251
                           Facsimile No.: (570) 459-0963
                           Attention:  Terrence J. Herron, Vice President

                           With copies sent by the same means of delivery to:

                           Dow Lohnes & Albertson, PLLC
                           1200 New Hampshire Avenue, N.W.
                           Suite 800
                           Washington, D.C. 20036-6802
                           Telephone No.: (202-776-2000
                           Facsimile No.: (202) 776-2222

                     (C)   If to the Escrow Agent:

                           The Bank of New York/Insurance Trust & Escrow Dept. 101 Barclay Street, 21 West
                           New York, New NY  10286
                           Telephone No.: (212) 815-8074
                           Facsimile No.: (212) 815-7181
                           Attention:  Marie Ladolcetta
                           Reference:       A/C No._____________
                                            A/C Name:  Multimedia/Enstar
                                                       Indemnity Escrow

                     (b) The Escrow Agent is authorized to comply with and rely upon any notice, instruction or other communication believed in good faith by it to have been sent or given by Buyer or any Seller or by a person or persons believed in good faith by the Escrow Agent to be authorized to so act by Buyer or any Seller. Whenever under the terms hereof the time for giving a notice or performing an act falls on a Saturday, Sunday or banking holiday, such time shall be extended to the next day on which Escrow Agent is open for business.

          7.2 Benefit and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the others; except that (a) if Buyer assigns its rights, interests and/or obligations under the Purchase Agreement in accordance with Section 14 of the Purchase Agreement, Buyer shall be entitled to assign its rights, interests or obligations hereunder to such assignee; and (b) if a successor escrow agent is appointed pursuant to Section 4.4(a) hereof, upon written instructions by Sellers and Buyer, the Escrow Agent shall assign its rights, interests and obligations hereunder to such successor.

          7.3 Entire Agreement; Amendment. This Agreement contains all the terms agreed upon by the parties with respect to the subject matter hereof. This Agreement may be amended only by a written instrument signed by the party against which enforcement of any waiver, change, modification, extension or discharge is sought.

          7.4 Headings. The headings of the sections and subsections of this Agreement are for ease of reference only and do not evidence the intentions of the parties.

          7.5        Tax Reporting.

                     (a) For tax reporting purposes, all Earnings attributable to the portion of the Indemnity Fund allocable to any Seller shall be deemed to be for the account of such Seller, unless determined otherwise in accordance with the terms of this Agreement.

                     (b) The Escrow Agent has no interest in the Indemnity Fund but is serving as escrow holder only and has only possession of the Indemnity Fund. Buyer and Sellers shall pay or reimburse the Escrow Agent upon the Escrow Agent's request for any transfer taxes or other taxes relating to the Indemnity Fund incurred in connection herewith, and shall indemnify and hold harmless the Escrow Agent for any amounts the Escrow Agent is obligated to pay in respect of such taxes. Any payments of income from the Indemnity Fund shall be subject to withholding regulations then in force with respect to United States taxes. Buyer and Sellers will provide the Escrow Agent with appropriate W-9 forms for tax I.D. number certifications. It is understood that the Escrow Agent shall be responsible for income reporting only with respect to Earnings on any portion of the Indemnity Fund and shall not be responsible for any other reporting.

          7.6 Fees, Expenses and Indemnification. All amounts payable to the Escrow Agent by Buyer and Sellers pursuant to this Agreement, including all fees, expenses and indemnification payable pursuant to Sections 4.2(a) and
4.3 (other than indemnification for
income taxes alleged to be payable by Buyer or any Seller), shall be shared equally by Buyer, on the one hand, and Sellers, on the other hand.

          7.7 Governing Law. This Agreement shall be interpreted, construed, enforced and administered in accordance with the internal substantive laws (and not the choice of law rules) of the State of New York. Buyer and each Seller hereby submits to the personal jurisdiction of, and each agrees that all proceedings relating to this Agreement shall be brought in courts located within, the City and State of New York. Buyer and each Seller hereby waives the right to trial by jury in any such proceeding. To the extent that in any jurisdiction Buyer and any Seller may be entitled to claim, for itself or its assets, immunity from suit, execution, attachment (whether before or after judgment) or other legal process, each hereby irrevocably agrees to not claim, and each hereby waives, such immunity. Buyer and each Seller hereby waives personal service of process and consents to service of process by certified or registered mail, return receipt requested, directed to it at the address last specified by it for notices hereunder, and such service shall be deemed completed ten (10) calendar days after the same is so mailed.

          7.8 Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if the signatures on all counterparts were on the same instrument.

           [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

                     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


                           BUYER:
                           -----

                           MULTIMEDIA ACQUISITION CORP.


                           By:
                              -----------------------------
                                    Name:
                                    Title:
                           Tax Identification No.:
                                                  -----------


                           SELLERS:
                           -------

                           ENSTAR INCOME PROGRAM 1984-1, L.P.

                           By Enstar Communications Corporation,
                              its General Partner


                                    By:
                                       ---------------------
                                         Name:
                                         Title:
                           Tax Identification No.
                                                 ------------

                           ENSTAR INCOME PROGRAM IV-3, L.P.

                           By Enstar Communications Corporation,
                              its General Partner


                                    By:
                                       ---------------------
                                         Name:
                                         Title:
                           Tax Identification No.
                                                 ------------

                           ENSTAR INCOME GROWTH PROGRAM
                           SIX-A, L.P.

                           By Enstar Communications Corporation,
                              its General Partner


                                    By:
                                       --------------------------
                                         Name:
                                         Title:
                           Tax Identification No.
                                                 ------------

                           ENSTAR VII

                           By Enstar Communications Corporation,
                               its General Partner


                                    By:
                                       ---------------------
                                         Name:
                                         Title:
                           Tax Identification No.
                                                 ------------

                           ENSTAR VIII

                           By Enstar Communications Corporation,
                              its General Partner


                                    By:
                                       ---------------------
                                         Name:
                                         Title:
                           Tax Identification No.
                                                 ------------

                           ENSTAR X, LTD.

                           By Enstar Communications Corporation,
                              its General Partner


                                    By:
                                       -------------------------------
                                           Name:
                                           Title:
                           Tax Identification No.
                                                 -------------------



                           ESCROW AGENT:
                           ------------

                           THE BANK OF NEW YORK


                           By:
                              --------------------------------
                              Name:
                              Title:

                                   Exhibit 1

                   Allocation of Indemnity Fund Among Sellers

                                   Exhibit 2

                          Escrow Agent's Fee Schedule

                                                               Exhibit B









                            ASSET PURCHASE AGREEMENT

                                  BY AND AMONG

                        ENSTAR INCOME PROGRAM II-1, L.P.,
                        ENSTAR INCOME PROGRAM II-2, L.P.,
                        ENSTAR INCOME PROGRAM IV-3, L.P.,
                    ENSTAR INCOME/GROWTH PROGRAM SIX-A, L.P.,
                        ENSTAR IX, LTD., ENSTAR XI, LTD.,
                         ENSTAR IV/PBD SYSTEMS VENTURE,
                      ENSTAR CABLE OF CUMBERLAND VALLEY AND
                        ENSTAR CABLE OF MACOUPIN COUNTY,
                                   AS SELLERS,

                                       AND

                          MULTIMEDIA ACQUISITION CORP.,
                                    AS BUYER









                           Dated as of August 8, 2000

                         LIST OF EXHIBITS AND SCHEDULES


Exhibits

A        Form of Deposit Escrow Agreement
B        Form of Indemnity Escrow Agreement
C        Form of Bill of Sale and Assignment and Assumption Agreement
D        Form of Opinion of Sellers' Counsel
E        Form of Opinion of Sellers' FCC Counsel
F        Form of Opinion of Buyer's Counsel

Schedules

1.1A            Purchase Price Allocation; Subscriber Adjustment Amounts;
                Minimum Subscriber Numbers; Indemnification Allocation
1.1B            Permitted Encumbrances
2.1(b)(i)       Programming and Retransmission Consent Agreements Being Assigned
2.1(b)(viii)    Excluded Assets
4.3             Required Consents
4.4             Financial Statements
4.6(a)          Owned Real Property
4.6(b)          Leased Real Property
4.7(b)          Personal Property Leases
4.8             Governmental Authorizations
4.8A            Agreements and Governmental Authorizations Not Delivered
4.9             Agreements
4.10            Pole Attachment Agreements; Related Agreements
4.11            Retransmission Consent and Must-Carry; Rate Regulation
4.12            Litigation
4.14(a)         Systems Plans
4.17            Bonds; Guaranties; Letters of Credit
4.18            Information on the Systems and Subscribers

                                TABLE OF CONTENTS

                                                                            PAGE
1.  DEFINITIONS................................................................1

    1.1  Terms Defined in this Section.........................................1

    1.2  Other Definitions.....................................................9

2.  SALE OF ASSETS; ASSUMPTION OF CERTAIN LIABILITIES.........................10

    2.1  Sales of Assets......................................................10

    2.2  Assumed Liabilities..................................................12

3.  CLOSING...................................................................12

    3.1  Purchase Price.......................................................12

    3.2  Manner and Time of Closing and Payment...............................12

    3.3  Adjustment of Purchase Price.........................................13

    3.4  Instrument of Assignment and Assumption..............................16

    3.5  Deposit Escrow Agreement.............................................16

    3.6  Post-Closing Adjustment of Enstar II-2 and Enstar IV Purchase Price..16

    3.7  Purchase Price Allocation............................................16

4.  REPRESENTATIONS AND WARRANTIES OF SELLERS.................................16

    4.1  Organization, Qualification and Power................................16

    4.2  Capacity; Due Authorization; Enforceability..........................17

    4.3  Absence of Conflicting Agreements....................................17

    4.4  Financial Statements; Absence of Undisclosed Liabilities; Accounts
         Receivable...........................................................18

    4.5  Absence of Certain Changes...........................................18

    4.6  Real Property; Leases; Condemnation..................................18

    4.7  Personal Property....................................................18

    4.8  Governmental Authorizations..........................................19

    4.9  Agreements...........................................................19

    4.10 Pole Attachment Agreements; Related Agreements.......................20

    4.11 Retransmission Consent and Must-Carry; Rate Regulation; Copyright
         Compliance...........................................................20

    4.12 Litigation...........................................................21

    4.13 Compliance with Laws.................................................21

    4.14 Employee Benefit Plans...............................................21

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                            PAGE


    4.15 Labor Relations; Employees...........................................21

    4.16 Environmental Matters................................................22

    4.17 Bonds; Letters of Credit.............................................22

    4.18 Information on the Systems and Subscribers...........................22

    4.19 Broker; Brokers' Fees................................................23

5.  REPRESENTATIONS AND WARRANTIES OF BUYER...................................23

    5.1  Organization, Qualification and Power................................23

    5.2  Capacity; Due Authorization; Enforceability..........................23

    5.3  Absence of Conflicting Agreements....................................23

    5.4  Litigation...........................................................24

    5.5  Financial Capability.................................................24

    5.6  Brokers..............................................................24

6.  COVENANTS OF SELLERS AND BUYER............................................24

    6.1  Continuity and Maintenance of Operations.............................24

    6.2  Access to Sellers; Confidentiality...................................25

    6.3  Notification.........................................................26

    6.4  No Public Announcement...............................................26

    6.5  Regulatory Filings...................................................26

    6.6  Employees; Employee Benefits.........................................26

    6.7  Required Consents....................................................28

    6.8  Use of Transferor's Name.............................................29

    6.9  Delivery of Subscriber Information...................................29

    6.10 Tax Matters..........................................................30

    6.11 Further Assurances; Satisfaction of Covenants........................30

    6.12 Environmental Reports; Title Commitments.............................30

    6.13 Limited Partner Consents.............................................32

    6.14 Acquisition Proposals................................................33

    6.15 Noncompetition Agreement.............................................33

    6.16 Microwave Services; Headend Services.................................33

    6.17 Performance of Settlement Agreement..................................34

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                            PAGE


7.  CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS...............................34

    7.1  Representations and Warranties of Sellers............................34

    7.2  Covenants............................................................35

    7.3  Transferable Franchise Areas; Material Consents; Franchise Renewals;
         Franchise Extensions.................................................35

    7.4  Hart-Scott-Rodino Act................................................35

    7.5  Judgment.............................................................35

    7.6  Delivery of Certificates and Documents...............................35

    7.7  Opinion of Sellers' Counsel..........................................36

    7.8  Opinion of Sellers' FCC Counsel......................................36

    7.9  General and Limited Partner Consents.................................36

    7.10 Aggregate Subscriber Total...........................................36

8.  CONDITIONS PRECEDENT TO SELLERS' OBLIGATIONS..............................37

    8.1  Representations and Warranties of Buyer..............................37

    8.2  Covenants............................................................37

    8.3  Transferable Franchise Areas; Material Consents......................37

    8.4  Hart-Scott-Rodino Act................................................37

    8.5  Judgment.............................................................37

    8.6  General and Limited Partner Consents.................................37

    8.7  Aggregate Subscriber Total...........................................38

    8.8  Delivery of Certificates and Documents...............................38

    8.9  Opinion of Buyer's Counsel...........................................38

    8.10 Payment for Assets...................................................38

9.  RETAINED FRANCHISES AND ASSETS............................................38

    9.1  Non-Transferable Franchise Areas.....................................38

    9.2  Retained Franchise Consents..........................................39

    9.3  Subsequent Closings..................................................39

    9.4  Final Closing........................................................39

    9.5  Franchise Purchase Price; Discounted Franchise Purchase Price........39

    9.6  Management Agreement.................................................40

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                            PAGE


10. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION...............40

    10.1 Survival of Representations and Warranties...........................40

    10.2 Indemnification......................................................40

    10.3 Assertion of Claims..................................................40

    10.4 Notice of and Right to Defend Third Party Claims.....................41

    10.5 Limitations of Liability.............................................41

    10.6 Indemnity Escrow Agreement...........................................42

11. TERMINATION...............................................................42

    11.1 Termination..........................................................42

    11.2 Breakup Fee; Acquisition Proposals...................................43

    11.3 Reimbursement of Expenses............................................44

    11.4 Surviving Obligations................................................44

    11.5 Attorney's Fees......................................................45

12. EXPENSES..................................................................45

13. ENTIRE AGREEMENT..........................................................45

14. PARTIES OBLIGATED AND BENEFITED...........................................45

15. NOTICES...................................................................45

16. AMENDMENTS AND WAIVERS....................................................47

17. SEVERABILITY..............................................................47

18. SECTION HEADINGS AND TERMS................................................47

19. COUNTERPARTS..............................................................47

20. GOVERNING LAW; CONSENT IN JURISDICTION....................................47

21. SPECIFIC PERFORMANCE......................................................48

An extra section break has been inserted above this paragraph. Do not delete this section break if you plan to add text after the Table of Contents/Authorities. Deleting this break will cause Table of Contents/Authorities headers and footers to appear on any pages following the Table of Contents/Authorities.

                            ASSET PURCHASE AGREEMENT


                  THIS AGREEMENT, made as of the 8th day of August, 2000, is by and among Multimedia Acquisition Corp., a Pennsylvania corporation ("Buyer"), and Enstar Income Program II-1, L.P., a Georgia limited partnership, Enstar Income Program II-2, L.P., a Georgia limited partnership, Enstar Income Program IV-3, L.P., a Georgia limited partnership, Enstar Income/Growth Program Six-A, L.P., a Georgia limited partnership, Enstar IX, Ltd., a Georgia limited partnership, Enstar XI, Ltd., a Georgia limited partnership, Enstar IV/PBD Systems Venture, a Georgia general partnership, Enstar Cable of Cumberland Valley, a Georgia general partnership, and Enstar Cable of Macoupin County, a Georgia general partnership (collectively, "Sellers," and each individually, a "Seller").


                              W I T N E S S E T H:


                  WHEREAS, Sellers own and operate cable television Systems (as hereinafter defined) serving areas in and around Taylorville, Hillsboro, Flora, Macoupin, Shelbyville and Mt. Carmel, Illinois; Dexter, Malden and Pomme de Terre, Missouri; the Monticello area of Kentucky and Tennessee; Ashdown, Arkansas; and Mobile, Alabama, as more particularly described in Schedule 4.18 hereto;

                  WHEREAS, Sellers have agreed to convey to Buyer substantially all of their respective assets comprising or used or usable in connection with their operation of their respective Systems, upon the terms and conditions set forth herein;

                  WHEREAS, Buyer has agreed to assume certain specified liabilities of Sellers, upon the terms and conditions set forth herein; and

                  NOW, THEREFORE, in consideration of the representations and warranties and the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Sellers and Buyer do hereby agree as follows:

1.       Definitions.

         1.1 Terms Defined in this Section. In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following meanings when used herein with initial capital letters:

                  "Accounts Receivable" means the sum of 99% of the book value of all subscriber accounts receivable that are outstanding as of the Closing Date and no part of which other than $5.00 is more than sixty (60) days past due (with an account being past due one day after the first day of the period to which the applicable billing relates); plus 95% of the book value of all advertising and other accounts receivable that are outstanding as of the Closing Date and no part of which other than $5.00 is more than ninety (90) days from the invoice date.

                  "Affiliate" means, with respect to any Person, any other Person controlling, controlled by or under common control with, such Person, with "control" for such purpose meaning the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or voting interests, by contract or otherwise.

                  "Basic Cable Service" means the tier of cable television service that includes the retransmission of local broadcast signals as defined by the Cable Act.

                  "Business Day" means any day other than Saturday, Sunday or a day on which banking institutions in New York, New York are required or authorized to be closed.

                  "Cable Act" means Title VI of the Communications Act of 1934, as amended, 47 U.S.C. Sections 151 et seq., all other provisions of the Cable Communications Policy Act of 1984 and the provisions of the Cable Television Consumer Protection and Competition Act of 1992, and the provisions of the Telecommunications Act of 1996 amending Title VI of the Communications Act of 1934, in each case as amended and in effect from time to time.

                  "Charter" means Charter Communications, Inc., a Delaware Corporation.

                  "Closing Date Subscriber Count" means the number of Subscribers served by a Seller, System or Illinois System Group, as the case may be, as of the Closing Date.

                  "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder as in effect from time to time.

                  "Communications Act" means the Communications Act of 1934, as amended by the Cable Communications Policy Act of 1984, the Cable Television Consumer Protection and Competition Act of 1992 and the provisions of the Telecommunications Act of 1996 amending Title VI of the Communications Act of 1934, and as may be further amended, and the rules and regulations, policies and published decisions of the FCC thereunder, as in effect from time to time.

                  "Compensation Arrangement" means any plan or compensation arrangement, other than an Employee Plan or a Multiemployer Plan, whether written or unwritten, which provides to employees or former employees of Seller or any ERISA Affiliate any compensation or other benefits, whether deferred or not, in excess of base salary or wages and excluding overtime pay, and including, but not limited to, any bonus (including any bonus given to motivate employees to work for Seller through the Closing), incentive plan, stock rights plan, deferred compensation arrangement, stock purchase plan, severance pay plan and any other perquisites and employees fringe benefit plans.

                  "Deposit Amount" means the amount of $4,250,000 (which amount shall be allocated among Sellers on a pro rata basis based on the allocation of the aggregate Purchase Price among Sellers), being deposited by Buyer with the Escrow Agent pursuant to the Deposit Escrow Agreement to secure Buyer's performance of its covenants and obligations to the respective Sellers hereunder.

                  "Deposit Escrow Agreement" means the Deposit Escrow Agreement among Buyer, Sellers and the Escrow Agent substantially in the form of Exhibit A.

                  "Dexter Franchise" means the Franchise(s) covering the System(s) serving the community of Dexter, Missouri.

                  "Employee" means any person employed by a Seller.

                  "Employee Plan" means any pension, retirement, profit-sharing, deferred compensation, vacation, severance, bonus, incentive, medical, vision, dental, disability, life insurance or any other employee benefit plan as defined in Section 3(3) of ERISA (other than a Multiemployer Plan) to which any Seller or any of its ERISA Affiliates contributes or has any obligation to contribute or to which any Seller or any of its ERISA Affiliates sponsors, maintains or otherwise has liability.

                  "Encumbrance" means any mortgage, lien, security interest, security agreement, conditional sale or other title retention agreement, pledge, option, charge, assessment, restriction, encumbrance, adverse interest, adverse claim, voting agreement, restriction on transfer or any exception to or defect in title.

                  "Enstar" means Enstar Communications Corporation, a Georgia corporation.

                  "Enstar II-2" means Enstar Income Program II-2, L.P.

                  "Enstar IV" means Enstar IV/PBD Systems Venture.

                  "Enstar IX" means Enstar IX, Ltd.

                  "Enstar Cumberland" means Enstar Cable of Cumberland Valley.

                  "Environmental Claim" means any claim or charge of a violation of or noncompliance with any Environmental Law.

                  "Environmental Laws" means any and all federal, state or local laws, statutes, rules, regulations, ordinances, orders, decrees and other binding obligations: (i) related to releases or threatened releases of any Hazardous Substance to soil, surface water, groundwater, air or any other environmental media; (ii) governing the use, treatment, storage, disposal, transport or handling of Hazardous Substances; or (iii) related to the protection of the environment and human health. Such Environmental Laws shall include, but are not limited to, RCRA, CERCLA, EPCRA, the Clean Air Act, the Clean Water Act, the Safe Drinking Water Act, the Toxic Substances Control Act, the Endangered Species Act and any other federal, state or local laws, statutes, ordinances, rules, orders, permit conditions, licenses or any terms or provisions thereof related to clauses (i), (ii) or (iii) above.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder, as in effect from time to time.

                  "ERISA Affiliate" means, with respect to any Seller, (i) any corporation which at, or at any time before, the Closing Date is or was a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as Seller; (ii) any partnership, trade or business (whether or not incorporated) which, at or any time before, the Closing Date is or was under common control (within the meaning of Section 414(c) of the Code) with such Seller; (iii) any entity, which at, or at any time before, the Closing Date is or was a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as either such Seller, any corporation described in clause (i) or any partnership, trade or business described in clause (ii); and
(iv) any entity which at any time before the Closing Date is or was required to be aggregated with such Seller under Section 414(o) of the Code.

                  "Escrow Agent" means The Bank of New York, or any other bank reasonably acceptable to Sellers and Buyer.

                  "Expanded Basic Service" means the tier of cable television service offered separately from Basic Cable Service and for a charge in addition to that charged for Basic Cable Service, and that can only be purchased by subscribers that also receive Basic Cable Service, but not including any a la carte programming tier or other programming offered on a per channel or per program basis.

                  "FAA" means the Federal Aviation Administration.

                  "FCC" means the Federal Communications Commission.

                  "Franchise" means all franchise agreements and similar governing agreements, instruments and resolutions and franchise-related statutes and ordinances that are necessary or required in order to operate any of the Systems and to provide cable television services in any of the Systems.

                  "Franchise Area" means, with respect to any Franchise, the geographic area in which a Seller is authorized to operate any of the Systems pursuant to such Franchise.

                  "Franchise Extension" means the extension of the expiration date for any Franchise that shall, by its terms, expire during the thirty-month period subsequent to the Closing Date, such extension being on such terms and conditions as shall be satisfactory to Buyer in its reasonably exercised discretion.

                  "Franchise Renewal" means, for each Franchise that has expired or shall expire prior to the Closing Date, the issuance of a new Franchise that shall be on such terms and conditions as shall be satisfactory to Buyer in its reasonably exercised discretion.

                  "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

                  "General Partner" means each general partner of each of the General Partnerships.

                  "General Partner Consents" means the written consents of the General Partners that are necessary for the consummation of the transactions contemplated by this Agreement by each of the General Partnerships in accordance with the terms hereof, which shall be in form and substance satisfactory to such General Partnership.

                  "General Partnership" means each of the Sellers that is identified in the preamble hereto as a general partnership.

                  "Governmental Authority" means (i) the United States of America or (ii) any state of the United States of America and any political subdivision thereof, including counties, municipalities and the like.

                  "Governmental Authorizations" means, collectively, all Franchises and other authorizations, agreements, Licenses and permits for and with respect to the construction and operation of any of the Systems obtained from any Governmental Authority.

                  "Group Subscriber Deficiency" means the amount by which the Closing Date Subscriber Count for an Illinois System Group is less than the Minimum Subscriber Number applicable to such Illinois System Group.

                  "Hazardous Substance" means any substance, hazardous material or other substance or compound regulated under Environmental Laws, including, without limitation, petroleum or any refined product or fraction or derivative thereof.

                  "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder, as in effect from time to time.

                  "Illinois System" means each of the Systems serving the communities of Flora, Mt. Carmel, Hillsboro, Macoupin, Shelbyville and Taylorville, Illinois.

                  "Illinois System Group" means either the Southern Illinois Seller Group or the Northern Illinois Seller Group, as set forth in Schedule 1.1A.

                  "Indemnity Escrow Agreement" means the Indemnity Escrow Agreement or Agreements among Buyer, Sellers and the Escrow Agent, substantially in the form of Exhibit B.

                  "Indemnity Fund" means the aggregate amount of $4,250,000, being deposited by Buyer with the Escrow Agent pursuant to the Indemnity Escrow Agreement(s) in accordance with Section 10.6 and the terms of the Indemnity Escrow Agreement(s), to provide funds for the payment of any indemnification to which any Buyer Indemnitee shall be entitled under Section 10 hereof.

                  "Knowledge of Seller" or "Seller's Knowledge" means the actual knowledge of the chief financial officer of Enstar or, with respect to any System, the general manager with respect to such System.

                  "Leases" means the Personal Property Leases and the Real Property Leases.

                  "Legal Requirement" means any statute, ordinance, code, law, rule, regulation, permit or permit condition, administrative or judicial decree, order or other requirement, standard or procedure enacted, adopted or applied by any Governmental Authority, including judicial decisions applying common law or interpreting any other Legal Requirement.

                  "License" means any license, permit or other authorization (other than a Franchise) issued by a Governmental Authority, including, but not limited to, the FCC, used or useful in the operation of any of the Systems (including but not limited to TV translator station licenses, microwave licenses (including but not limited to Cable Television Relay Services "CARS") and TVRO earth station registrations).

                  "Limited Partner" means each of the limited partners of each Limited Partnership and each of the limited partners in each General Partner.

                  "Limited Partner Consents" means the written consents of the Limited Partners of each Seller that is a Limited Partnership, or in the case of a Seller that is a General Partnership, the General Partner thereof, that are necessary for the consummation of the transactions contemplated by this Agreement by such Seller in accordance with the terms hereof, which shall be in form and substance satisfactory to such Seller.

                  "Limited Partnership" means each of the Sellers that is identified in the preamble hereto as a limited partnership.

                  "Malden Franchise" means the Franchise(s) covering the System(s) serving the community of Malden, Missouri.

                  "Management Agreement" means any of the Management Agreements entered into between Buyer and one or more of the Sellers pursuant to Section 9.6, which shall be in form and substance reasonably satisfactory to Buyer and the applicable Seller(s), with Buyer having broad management authority and the applicable Seller(s) receiving no compensation thereunder.

                  "Material Adverse Effect" means a material adverse effect on any of the business, financial condition, results of operations, assets or liabilities of any Seller or the Systems, taken as a whole.

                  "Material Consents" means the Required Consents designated as Material Consents in Schedule 4.3.

                  "Minimum Subscriber Number" means, with respect to a System, the Minimum Subscriber Number with respect to such System set forth in Schedule 1.1A, and with respect to any of the Illinois Systems, the Minimum Subscriber Number for the applicable Illinois System Group set forth in Schedule 1.1A.

                  "Multiemployer Plan" means a plan, as defined in Section 3(37) or 4001(a)(3) of ERISA, to which any Seller or any trade or business that would be considered a single employer with such Seller under Section 4001(b)(1) of ERISA contributed, contributes or is required to contribute.

                  "Outside Closing Date" means April 30, 2001.

                  "Past Practices" means the practices used since November 12, 1999, in the Systems and in any cable system directly or indirectly controlled by Charter that is of comparable size to the Systems and is located in a geographic area comparable to those in which the Systems are located.

                  "Permitted Encumbrances" means the following: (i) statutory landlord's liens and liens for current taxes, assessments and governmental charges not yet due and payable (or being contested in good faith); (ii) zoning laws and ordinances and similar Legal Requirements; (iii) rights reserved to any Governmental Authority to regulate the affected property; (iv) as to interests in Real Property, any easements, rights-of-way, servitudes, permits, restrictions and minor imperfections or irregularities in title that are reflected in the public records and that do not individually or in the aggregate materially interfere with the right or ability to own, use, lease or operate the Real Property as presently utilized; and (v) Encumbrances set forth in Schedule 1.1B, provided that such Encumbrances set forth in Schedule 1.1B do not individually or the in the aggregate materially interfere with Buyer's right to own, use, lease or operate the Assets subject to such Encumbrances.

                  "Person" means any natural person, corporation, partnership, trust, unincorporated organization, association, limited liability company, Governmental Authority or other entity.

                  "Poplar Bluff System" means the cable television system operated as of the date hereof by Enstar IV that serves the community of Poplar Bluff, Missouri.

                  "Real Property" means all of the fee and leasehold estates and, to the extent of the interest, title, and rights of Sellers in the following: buildings and other improvements thereon, easements, licenses, rights to access, rights-of-way and other real property interests that are owned or held by Sellers and used or held for use in the business or operations of the Systems, plus such additions thereto and less such deletions therefrom arising between the date hereof and the Closing Date in accordance with this Agreement.

                  "Related Agreements" means all written agreements, instruments, affidavits, certificates and other documents, other than this Agreement, that are executed and delivered by Buyer or Sellers pursuant to this Agreement or in connection with Buyer's purchase of the Assets or any other transactions contemplated by this Agreement, regardless of whether such agreements, instruments, affidavits, certificates and other documents are expressly referred to in this Agreement.

                  "Release" means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment or into or out of any Real Property (owned, leased or used by easement), including the movement of contaminants through or in the air, soil, surface water or groundwater above, in or below any parcel of Real Property.

                  "Remedial Action" means any and all actions required to (i) clean up, remove, treat or in any other way address contaminants in the indoor or outdoor environment, (ii) prevent the Release or threat of Release or minimize the further Release of contaminants so they do not migrate or endanger public health or welfare of the indoor or outdoor environment or (iii) perform pre-remedial studies and investigations and post-remedial monitoring and care.

                  "Required Consents" means any consent of any Governmental Authority or other Person under any License, Franchise, Agreement or other instrument which is necessary as a condition to the transfer or assignment of any such License, Franchise, Agreement or other instrument or as a condition to the consummation of the transaction contemplated by this Agreement and the Related Agreements.

                  "SEC" means the United States Securities and Exchange Commission.

                  "Settlement Agreement" means the Global Class Action Settlement Agreement (and any other settlement agreement, as the case may be) pursuant to the class action lawsuit titled Unfried, et al. v. Charter Communications Holding Company, LLC, et al., Civil Action No. 99-L-48, Third Judicial Circuit, Madison County, Illinois, and related litigation, substantially in the form of the draft Global Class Action Settlement Agreement with respect to such lawsuit dated July 28, 2000.

                  "Subscriber" means an active customer of one of the Systems who subscribes for Basic Cable Service in a single household (excluding "second connections", as such term is commonly understood in the cable television industry, and any account duplication), commercial establishment or in a multi-unit dwelling (including motels and hotels), and has paid the applicable full non-discounted rate for at least one month's Basic Cable Service (including deposit and installation charges consistent with the applicable Seller's applicable past practice); provided, however, that the number of customers in a multi-unit dwelling or commercial establishment that obtains service on a "bulk-rate" basis shall be determined on a System-by-System basis by dividing the gross bulk-rate revenue for Basic Cable Service and Expanded Basic Service (but not revenues from tier or premium services, installation or converter rental) attributable to such multi-unit dwelling or commercial establishment in each System by the subscription rate for individual households within such System for the higher level of Basic Cable Service and Expanded Basic Service offered by such System. For purposes of this definition, an "active customer" shall mean any customer: (i) who has not given or been given notice of termination and who, consistent with the applicable Seller's policies, should not have been given notice of termination; provided, that the number of subscribers referred to in this clause (i) shall be net of the number of prospective subscribers whose connection to a System is pending; (ii) who has become a subscriber only pursuant to customary marketing promotions conducted in the ordinary course of business consistent with Past Practices, excluding any customers who became subscribers as a result of any such promotions conducted within the preceding thirty (30) days; and (iii) whose account does not have an outstanding balance (other than an amount of $5.00 or less) more than 60 days past due (with an account being past due one day after the first day of the period to which the applicable billing relates).

                  "Subscriber Adjustment Amount" means, with respect to a System, the Subscriber Adjustment Amount for such System, or, with respect to an Illinois System, the Subscriber Adjustment Amount for the applicable Illinois System Group, each as set forth in Schedule 1.1A.

                  "Subscriber Deficiency" means the number of Subscribers by which the number of Subscribers served by a Seller, System or Illinois System Group is less than the Minimum Subscriber Number applicable to such Seller, System or Illinois System Group, as the case may be, as of the Closing Date.

                  "Systems" means the cable television systems listed in
Schedule 4.18.

                  "Taxes" or "Tax" means and includes, without limitation, all net income, capital gains, gross income, gross receipt, property, franchise, sales, use, excise, withholding and other taxes, assessments, levies, fees, duties, tariffs and other charges of any kind imposed upon any Seller or any of the Assets, as applicable, by federal, foreign, state or local law, together with any interest and any penalties, or additions to tax and additional amounts, validly imposed with respect to such taxes.

                  "Transferable Franchise Area" means any Franchise Area with respect to which (A) any Required Consent necessary under a Franchise in connection with the consummation of the transactions contemplated by this Agreement shall have been obtained or shall have been deemed obtained by operation of law in accordance with the provisions of the Cable Act, or (B) no Required Consent is necessary under a Franchise in connection with the consummation of the transactions contemplated by this Agreement.

                  "Voting Period" means the period during which the Limited Partners of any Seller are entitled to vote to approve or disapprove the transactions contemplated by this Agreement with respect to such Seller, pursuant to Section 6.13.

                  "WARN Act" means the Worker Adjustment Retraining and Notification Act.

         1.2 Other Definitions. The following terms are defined in the Sections indicated:


                                     Term                           Section
                                     ----                           -------
                   Adjusted Purchase Price                          3.1
                   Agreements                                       4.9(a)(iv)
                   Acquisition Proposal                             6.14
                   Assets                                           2.1(a)
                   Assumed Liabilities                              2.2
                   Bill of Sale and Assignment
                      and Assumption Agreements                     3.4
                   Breakup Fee                                      11.2(a)
                   Broker                                           4.19
                   Buyer                                            Preamble


                                   Term                           Section
                                   ----                           -------
                   Buyer Acquisition Proposal                       11.2(a)
                   Closing                                          3.2
                   Closing Date                                     3.2
                   Confidential Information                         6.2(b)
                   Copyright Act                                    4.11(b)
                   Discounted Franchise Purchase Price              9.5
                   Environmental Defects                            6.12(c)
                   Environmental Reports                            6.12(a)(i)
                   Excluded Assets                                  2.1(b)
                   Final Closing                                    9.4
                   Financial Statements                             4.4
                   Franchise Purchase Price                         9.5
                   Headend Services Agreement                       6.l6(a)
                   Indemnitee                                       10.4
                   Indemnitor                                       10.4
                   Indemnity Period                                 10.1
                   Interest                                         6.14
                   Microwave Services Agreement                     6.16(b)
                   Personal Property Leases                         4.7(b)
                   Pole Attachment Agreements                       4.10
                   Post-Closing Certificate                         3.3(b)
                   Pre-Closing Certificate                          3.3(a)
                   Purchase Price                                   3.1
                   Real Estate Inspection Period                    6.12(a)(i)
                   Real Property Leases                             4.6(b)
                   Retained Assets                                  9.1
                   Retained Franchise                               9.1
                   Retained Franchise Consent                       9.2
                   Seller                                           Preamble
                   Sellers' Health Plans                            6.6(b)
                   Subsequent Closing                               9.3
                   Surveys                                          6.12(a)(i)
                   Systems Plans                                    4.14(a)
                   Title Commitments                                6.12(a)(i)
                   Title Company                                    6.12(a)(i)
                   Title Defect                                     6.12(b)
                   Transferred Employee                             6.6(a)

2.       Sale of Assets; Assumption of Certain Liabilities.

         2.1      Sales of Assets.

                  (a) Subject to the terms, provisions and conditions contained in this Agreement, and on the basis of the representations and warranties herein set forth, on the Closing Date, each Seller agrees to sell, assign, transfer, convey and deliver to Buyer, and Buyer agrees to purchase and acquire from each Seller, all right, title and interest of such Seller in the Assets (as defined herein), free and clear of all Encumbrances other than Permitted Encumbrances. The "Assets" shall mean all of the assets (tangible and intangible, real and personal), owned, leased or otherwise held by such Seller and used or usable in connection with the operation of the Systems; provided, that the Assets shall not include any of the "Excluded Assets," as defined in Section 2.1(b). Except as expressly set forth in this Agreement, the Assets will be conveyed to Buyer on an "AS IS, WHERE IS" basis without representations or warranties of any kind or manner whatsoever. The Assets shall include, without limitation, the following:

                  (i) all of Sellers' rights under the Agreements, Franchises, Licenses and other Governmental Authorizations and any other instruments relating to operation of the Systems, and all intangibles relating to operation of the Systems, including, but not limited to, all claims and goodwill, if any, with respect to the operation of the Systems;

                  (ii) all tangible personalty, electronic devices, trunk and distribution cable, amplifiers, power supplies, conduit, vaults and pedestals, grounding and pole hardware, subscriber devices (including, without limitation, converters, traps, decoders, switches, and fittings), "headend" (origination, signal processing and transmission) equipment, facilities, vehicles, inventories, supplies and other personal property used or usable in the operation of the Systems;

                  (iii) all realty, towers, fixtures, leasehold and other interests in Real Property;

                  (iv) all accounts receivable of Sellers relating to their operation of the Systems; and

                  (v) all business, operational, maintenance, tax and financial (relating primarily to the Systems or the Assets) and engineering records, files, data, drawings, blueprints, schematics and maps, if any, of the Systems and reports and records concerning suppliers, customers, subscribers and others customary to the management and operation of the Systems.

         (b) Notwithstanding the foregoing, the Assets shall not include, and Buyer shall not acquire any interest in or to, any of the following (the "Excluded Assets"):

                  (i) programming and retransmission consent agreements of Sellers other than those listed on Schedule 2.1(b)(i);

                  (ii) insurance policies of Sellers and rights and claims thereunder;

                  (iii) bonds, letters of credit, surety instruments and other similar items and any stocks, bonds, certificates of deposit and similar investments of Sellers;

                  (iv) cash and cash equivalents and notes receivable of Sellers;

                  (v) Sellers' trademarks, trade names, service marks, service names, logos and similar proprietary rights, subject to Section 6.8;

                  (vi) Sellers' minute books and other books and records related to internal matters and financial relationships with Sellers' lenders and affiliates;

                  (vii) all Employee Plans, Multiemployer Plans and Compensation Arrangements;

                  (viii) the assets and properties set forth in Schedule 2.1(b)(viii); and

                  (ix) installment sale agreements and other agreements under which Buyer would be obligated to pay the deferred purchase price of property, except any such agreements that are listed in Schedule 4.9 hereto and except any such agreements permitted to be entered into by Sellers pursuant to Section 6.1(b)(viii).

         2.2 Assumed Liabilities. Subject to the terms, provisions and conditions contained in this Agreement, and on the basis of the representations and warranties herein set forth on the Closing Date, Buyer agrees to pay, discharge and perform the following to the extent related to the Assets received by Buyer (the "Assumed Liabilities"):

                  (i) liabilities and obligations under any Agreements, Governmental Authorizations, Licenses and other instruments included within the Assets and accruing and relating to the period from and after the Closing Date;

                  (ii) liabilities and obligations of Sellers to the extent there is a reduction in the Purchase Price pursuant to Section 3.3(a)(ii) with respect thereto; and

                  (iii) liabilities and obligations arising out of Buyer's ownership or operation of the Systems from and after the Closing Date, except to the extent that any such liability or obligation relates to any of the Excluded Assets.

All other obligations and liabilities of Sellers, including (a) obligations with respect to the Excluded Assets, (b) any obligations under the Agreements assumed by Buyer relating to the time period prior to or on the Closing Date and (c) any claims or pending litigation or proceedings relating to the operation of the Systems prior to or on the Closing Date shall remain the obligations and liabilities of Sellers.

3.       Closing.

         3.1 Purchase Price. The aggregate purchase price payable for the Assets shall be Ninety-Four Million Nine Hundred Twenty-Nine Thousand Four Hundred Dollars ($94,929,400), subject to Sections 9.1, 9.5 and 11.1(g), and as adjusted at the Closing pursuant to Section 3.3(a) (the "Purchase Price"), and as further adjusted post-Closing pursuant to Section 3.3(b) and, if applicable, Section 3.6 and, if applicable, Section 3.6 (as so adjusted, the "Adjusted Purchase Price"). The Purchase Price shall be allocated among the Sellers as set forth in Schedule 1.1A.

         3.2 Manner and Time of Closing and Payment. The closing of the transactions contemplated herein (the "Closing") shall take place at 9:00 a.m. at the offices of Baer Marks &

Upham LLP, 805 Third Avenue, New York, New York 10022, or at such other time and location mutually determined by Sellers and Buyer, on the last Business Day of the calendar month that is at least five (5) Business Days after the satisfaction or waiver of all conditions set forth in Sections 7.3, 7.4, 7.9, 8.3, 8.4 and 8.6 hereof, but, subject to Section 11.1(b) hereof, no later than the Outside Closing Date (such date on which the Closing actually occurs, the "Closing Date"). At Closing, (a) Buyer shall deliver to Sellers, the Purchase Price, less (i) the amount of the Deposit Amount and all interest and other earnings accrued thereon and (ii) the amount of the Indemnity Fund, in immediately available funds by wire, inter-bank or intra-bank transfer to Sellers in accordance with Sellers' written instructions, to be delivered to Buyer at least three (3) Business Days prior to Closing; (b) Buyer and Sellers shall cause the Escrow Agent to deliver to Sellers the Deposit Amount and all interest and other earnings accrued thereon, in accordance with the terms of the Deposit Escrow Agreement, which amount shall be credited against the Purchase Price payable to each Seller on a pro rata basis based on the allocation of the aggregate Purchase Price among Sellers; and (c) Buyer shall deliver the Indemnity Fund to the Escrow Agent, in accordance with the terms of the Indemnity Escrow Agreement and the Escrow Agent's instructions.

         3.3      Adjustment of Purchase Price.

                  (a) The Purchase Price payable to each Seller shall be subject to adjustment, as of 11:59 p.m. (New York City time) on the Closing Date, to reflect, in accordance with GAAP, the principle that all revenues and refunds, and all costs, expenses and liabilities, attributable to the operation of such Seller's Systems for any period prior to such time on the Closing Date are for the account of the applicable Seller, and all revenues and refunds, and all costs, expenses and liabilities (other than liabilities and obligations under contracts or other obligations of such Seller that Buyer does not assume) attributable to the operation of such Seller's Systems from and after such time on the Closing Date are for the account of Buyer. The adjustments to be made to the Purchase Price payable to each Seller pursuant to this Section 3.3(a) shall consist of the following:

                           (i)   an increase in the Purchase Price by an amount
equal to the sum of:

                                 (A) all prepaid items relating to the ownership
or operation of the Assets or the Systems and for which Buyer will receive a benefit after the Closing, which prepaid items shall be prorated between the applicable Seller and Buyer as of the Closing Date on the basis of the period covered by the respective prepayment, and shall be deemed to include, without limitation, all such prepaid items attributable to: real and personal property taxes and assessments levied against the Assets; real and personal property rentals; pole rentals; and power and utility charges;

                                 (B) the amount of the Accounts Receivable with
respect to such Seller; and

                                 (C) solely with respect to Enstar II-2, if as
of the Closing Date Buyer or an Affiliate of Buyer shall have acquired the Poplar Bluff System, the amount of the product of (I) $300 and (II) the number of Subscribers covered by the Malden Franchise as of the Closing Date; and

                                 (D) solely with respect to Enstar IV, if as of
the Closing Date Buyer or an Affiliate of Buyer shall have acquired the Poplar Bluff System, the amount of the product of (I) $500 and (II) the number of Subscribers covered by the Dexter Franchise as of the Closing Date; and

                           (ii)  a decrease in the Purchase Price by an amount
equal to the sum of:

                                 (A) the amount of all subscriber prepayments,
credit balances and deposits held by Seller as of the Closing Date with respect to such Seller's Systems;

                                 (B) all accrued and unpaid expenses relating to
the ownership or operation of such Seller's Assets and Systems, including accrued and unpaid franchise fees (which accrued and unpaid expenses shall be prorated between such Seller and Buyer as of the Closing Date on the basis of the period to which the respective expense relates, and shall be deemed to include, without limitation, accrued and unpaid expenses of the kind itemized in
Section 3.3(a)(i)(A) above);

                                 (C) in the event that the Closing Date
Subscriber Count (excluding Subscribers served by Illinois Systems) for any of such Seller's Systems (other than Illinois Systems) is less than the Minimum Subscriber Number for such System, the product of (I) the Subscriber Adjustment Amount with respect to such System and (II) the Subscriber Deficiency with respect to such System;

                                 (D) in the event that the Closing Date
Subscriber Count for any Illinois System Group is less than the Minimum Subscriber Number for such Illinois System Group, an allocated portion of the product of (I) the Group Subscriber Deficiency and (II) the Subscriber Adjustment Amount for such Illinois System Group; which portion shall be determined by allocating said product among the Sellers within such Illinois System Group whose Closing Date Subscriber Counts are less than the respective Minimum Subscriber Numbers for such Sellers, on the basis of the proportion of each such Seller's respective Subscriber Deficiency to the sum of the Subscriber Deficiencies for all such Sellers;

                                 (E) with respect to Transferred Employees,
accrued obligations for vacation and sick days, subject to Section 6.6(c);

                                 (F) any amounts by which the Purchase Price is
decreased pursuant to Section 6.12(a), (b) or (c); and

                                 (G) any amounts by which the Purchase Price is
decreased pursuant to Section 6.17.

Sellers shall deliver to Buyer, not less than seven (7) Business Days prior to the Closing Date, a certificate signed by Sellers (the "Pre-Closing Certificate"), which shall specify each Seller's good faith best estimate of the adjustments to the Purchase Price payable to such Seller required under this Section 3.3(a) above, calculated as of the Closing Date and prepared consistent with GAAP. The Pre-Closing Certificate shall be accompanied by reasonably detailed documentation supporting the calculations set forth therein. Buyer shall have the right to challenge the content of the Pre-Closing Certificate within four (4) Business Days of delivery if Buyer believes, in good faith, that it is in error. Buyer and the applicable Seller shall use good faith efforts to resolve any disputes with respect to the Pre-Closing Certificate(s) prior to the Closing Date. If any such dispute is not resolved prior to the Closing, the amount of the Purchase Price paid to the applicable Seller(s) at Closing shall be based on the adjustments to the Purchase Price for such Seller(s) set forth in the Pre-Closing Certificate.

                  (b) Within 120 days after the Closing Date, Buyer shall deliver to Sellers a certificate signed by Buyer (the "Post-Closing Certificate"), which shall set forth Buyer's final adjustments to the Purchase Price payable to each Seller to be made as of the Closing Date pursuant to
Section 3.3(a) above and Section 6.17, together with such documentation as may be necessary to support Buyer's determination thereof; and, thereafter, Buyer shall provide each Seller with such other documentation relating to the Post-Closing Certificate as such Seller may reasonably request. If a Seller wishes to dispute the final adjustments to the Purchase Price to be made as of the Closing Date pursuant to Section 3.3(a) above, as reflected in the Post-Closing Certificate, such Seller shall, within thirty (30) days after its receipt of the Post-Closing Certificate, serve Buyer with a written description of the disputed items together with such documentation as Buyer may reasonably request. If any Seller notifies Buyer of its acceptance of the amounts set forth in the Post-Closing Certificate, or if a Seller fails to deliver its report of any proposed adjustments within the thirty (30)-day period specified in the preceding sentence, the amounts set forth in the Post-Closing Certificate for such Seller shall be conclusive, final and binding on Buyer and such Seller as of the last day of such thirty (30)-day period. If Buyer and any Seller cannot resolve any dispute within thirty (30) days after Buyer's receipt of such Seller's written objection, Buyer and such Seller, shall, within the ten (10) days following expiration of such thirty (30)-day period, appoint KPMG or such other independent public accounting firm of national reputation as is agreed upon by the parties to resolve the dispute, provided such firm is not the auditor for either Buyer or the applicable Seller. The cost of retaining such firm shall be borne one-half by Buyer and one-half by such Seller. Such firm shall report its determination in writing to Buyer and the applicable Seller, and such determination shall be conclusive and binding on Buyer and the applicable Seller and shall not be subject to further dispute or review.

                  (c) If, as a result of any resolution reached by Buyer and any Seller, or any determination made by an accounting firm, in either case pursuant to Section 3.3(b), Buyer is finally determined to owe any amount to any Seller, or any Seller is finally determined to owe any amount to Buyer, the obligor shall pay such amount to the other party hereto within three (3) Business Days of such determination. Notwithstanding the foregoing, Buyer shall pay to the applicable Seller or such Seller shall pay to Buyer, as the case may be, the amount due such other party with respect to any item that is not in dispute within three (3) Business Days of the date on which a dispute no longer exists in immediately available funds to an account or accounts specified in writing by the obligee. Sellers acknowledge and agree that any amount determined to be payable to Buyer by any Seller pursuant to Section 3.3(b) shall be paid by such Seller and shall not be limited by nor disbursed from the Indemnity Fund.

         3.4 Instrument of Assignment and Assumption. At the Closing, Buyer and each Seller will execute and deliver a Bill of Sale and Assignment and Assumption Agreement, in the form of Exhibit C (the "Bill of Sale and Assignment and Assumption Agreements").

         3.5 Deposit Escrow Agreement. Not more than fifteen (15) Business Days following the execution hereof, Buyer and Sellers shall execute and deliver the Deposit Escrow Agreement, and Buyer shall deposit the Deposit Amount with the Escrow Agent in accordance with the terms thereof. In the event that Buyer shall not have delivered the Deposit Amount to the Escrow Agent within said fifteen (15)-day period, Sellers shall be entitled to terminate this Agreement pursuant to Section 11.1(h) by giving Buyer five (5) Business Days' written notice of Sellers' intention to terminate; provided, that during such five (5) Business Day period Buyer shall be entitled to deliver the Deposit Amount to the Escrow Agent and execute and deliver the Deposit Escrow Agreement, in which case this Agreement shall not be terminated.

         3.6 Post-Closing Adjustment of Enstar II-2 and Enstar IV Purchase Price. Notwithstanding any adjustments to the Purchase Price made pursuant to
Section 3.3(b) hereof, the Purchase Price payable to each of Enstar II-2 and Enstar IV shall be subject to further increase, in accordance with this Section 3.6, in the event that Buyer or an Affiliate of Buyer enters into an agreement with Enstar IV to acquire the Poplar Bluff System within twelve (12) months following the date hereof, and such acquisition is subsequently consummated. Concurrent with the closing on such acquisition, Buyer shall pay (a) to Enstar II-2, the amount of the product of (i) $300 and (ii) the number of Subscribers covered by the Malden Franchise as of the Closing Date (as set forth in the Pre-Closing Certificate or as otherwise determined pursuant to Section 3.3(a) or
(b)); and (b) to Enstar IV, the amount of the product of (x) $500 and (y) the number of Subscribers covered by the Dexter Franchise as of the Closing Date (as set forth in the Pre-Closing Certificate or as otherwise determined pursuant to
Section 3.3(a) or (b)); each of the foregoing payments to be made in immediately available funds by wire, inter-bank or intrabank transfer in accordance with Enstar II-2's or Enstar IV's respective written instructions.

         3.7 Purchase Price Allocation. Buyer and each Seller will use good faith efforts to agree on the allocation, for tax reporting purposes, of the Purchase Price payable to such Seller among the Assets being conveyed by such Seller. As soon as practicable following the date hereof, Buyer shall deliver to each Seller a proposed allocation with respect to such Seller. Buyer and Sellers shall file the form required to be filed under Section 1060 of the Code consistent with such allocation.

4.       Representations And Warranties Of Sellers.

         Each Seller hereby represents and warrants to Buyer that the following statements are true and correct, solely with respect to itself and the Assets and Systems being conveyed by it pursuant to this Agreement.

         4.1      Organization, Qualification and Power.

                  (a) Seller is a limited partnership or general partnership (as indicated in the preamble hereto) duly organized, validly existing and in good standing under the laws of the

State of Georgia, with full power and authority to own, lease or license its properties and assets and to carry on the business in which it is engaged in the manner in which such business is now carried on.

                  (b) Enstar is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Georgia, with full power and authority to carry on the business in which it is engaged in the manner in which such business is now carried on. Enstar is the sole general partner of each Limited Partnership and of each of the General Partners.

         4.2 Capacity; Due Authorization; Enforceability. Subject to obtaining the Limited Partner Consents and the General Partner Consents, all requisite limited partnership or general partnership action, as the case may be, required to be taken by Seller for the execution, delivery and performance by Seller of this Agreement and all Related Agreements to which it is a party have been duly taken. Seller has the full legal capacity and legal right, power and authority to enter into this Agreement and the Related Agreements and to consummate the transactions contemplated hereby and thereby. Enstar has the full legal capacity and legal right, power and authority to execute this Agreement and any of the Related Agreements to which Seller is a party on behalf of Seller or, if Seller is a General Partnership, on behalf of each General Partner thereof. Subject to obtaining the Limited Partner Consents and the General Partner Consents, this Agreement has been duly executed and delivered by Seller, and this Agreement and each of the Related Agreements to which Seller is a party, upon execution and delivery, will be a legal, valid and binding obligation of Seller, enforceable in accordance with its respective terms, except in each case to the extent that such enforcement may be subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws of general application affecting the rights and remedies of creditors or secured parties, and that the availability of equitable remedies including specific performance and injunctive relief may be subject to equitable defenses and the discretion of the court before which any proceeding therefor may be brought.

         4.3      Absence of Conflicting Agreements.

                  (a) The execution and delivery of this Agreement and the Related Agreements to which Seller is a party and the consummation of the transactions contemplated hereby and thereby (provided that all of the Required Consents and the Limited Partner Consents and General Partner Consents are obtained and the applicable waiting period(s) under the HSR Act shall have expired or been terminated) will not (a) violate (i) Seller's certificate of formation or limited partnership agreement, if Seller is a Limited Partnership, or (ii) Seller's general partnership agreement, if Seller is a General Partnership; (b) violate any Legal Requirement applicable to Seller, the Assets or the Systems; (c) conflict with or result in any breach of or default under any contract, note, mortgage or agreement to which Seller is a party or by which Seller is bound.

                  (b) Except for the Required Consents listed in Schedule 4.3, the Limited Partner Consents and the General Partner Consents and the expiration or termination of the applicable waiting period(s) under the HSR Act, no approval, consent, authorization or act of or any declaration, filing, application, registration or other action with any Person or any foreign, federal, state or local court or Governmental Authority is necessary for the consummation of the




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transactions contemplated in this Agreement and the Related Agreements in accordance with the terms hereof and thereof.

         4.4 Financial Statements; Absence of Undisclosed Liabilities; Accounts Receivable. Seller has delivered to Buyer true and correct copies of the financial statements identified in Schedule 4.4 (collectively, the "Financial Statements"). The Financial Statements are in accordance with the books and records of Seller and have been prepared in accordance with GAAP. The Financial Statements present fairly the financial condition and results of operations of Seller at the respective dates thereof and throughout the respective periods covered thereby subject, in the case of unaudited financial statements, to normal year-end accruals and audit adjustments and to the absence of footnotes thereto.

         4.5 Absence of Certain Changes. Since December 31, 1999, Seller has operated the Systems in the ordinary course of business and has not:

                  (a) made any sale, assignment, lease or other transfer of assets used or usable in connection with the Systems other than in the ordinary course of business (unless such assets were unnecessary or obsolete);

                  (b) made or promised any material increase in the salary or other compensation payable or to become payable to any Employee of Seller other than in the ordinary course of business or as contemplated under any employment arrangement currently in effect; or

                  (c) experienced any occurrence or been involved in any transaction which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         4.6      Real Property; Leases; Condemnation.

                  (a) Schedule 4.6(a) contains a list of the parcels of Real Property owned by Seller and included within the Assets. Seller has good title to each such parcel of Real Property and all buildings, structures and other improvements thereon, in each case free and clear of all Encumbrances other than Permitted Encumbrances.

                  (b) Schedule 4.6(b) contains a list of the leases under which Seller is lessee of any Real Property owned by any third party ("Real Property Leases"). Copies of all written Real Property Leases listed in Schedule 4.6(b) have been delivered to Buyer. Such Real Property Leases are in full force and effect.

         4.7      Personal Property.

                  (a) Seller owns and has good title to all of the tangible personal properties and intangible properties included within the Assets.

                  (b) Schedule 4.7(b) contains a list, as of the date hereof, of each lease or other agreement or right, under which Seller is lessee of, or holds or operates, any machinery, equipment, vehicle or other tangible personal property owned by a third party ("Personal



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


Property Leases") other than any such Personal Property Lease involving, individually, payments of $25,000 or less or that is terminable on sixty (60) days' notice or less.

         4.8      Governmental Authorizations.

                  (a) Identified in Schedule 4.8 are all of the Governmental Authorizations held by Seller and issued in connection with the Systems or the operation thereof or held by Seller or issued by any Governmental Authority with respect to the Systems authorizing Seller to install, construct, own or operate a cable television system within the jurisdiction of the issuing body or authority thereof. Except as set forth in Schedule 4.8A, copies of all the Governmental Authorizations listed in Schedule 4.8 have been delivered to Buyer. Except as set forth in Schedule 4.8 or as may otherwise be disclosed pursuant to
Section 4.8(b), each such Governmental Authorization is in full force and effect. To Seller's Knowledge, a written request for renewal has been timely filed pursuant to Section 626(a) of the Cable Act with the proper Governmental Authority with respect to any Franchise expiring within thirty (30) months after the date of this representation.

                  (b) Not more than thirty (30) days following the date of this Agreement, each Seller shall have delivered to Buyer a true and complete description of any material noncompliance with the terms of, or material default under, any Governmental Authorization by such Seller of which such Seller has Knowledge as of the date of such delivery.

                  (c) On the Closing Date, Seller shall be in compliance in all material respects with the terms of all Governmental Authorizations to which it is a party or by which it is bound or affected, and there shall be no material uncured defaults thereunder; provided, that the foregoing representation and warranty shall not apply to any Governmental Authorization with respect to which a Franchise Renewal or Franchise Extension shall have been obtained.

         4.9      Agreements.

                  (a) Except as set forth in Schedule 4.9, as of the date as of this Agreement, with respect to the Assets or operation of the Systems, Seller is not a party to or bound by:

                      (i) any contract for the purchase, sale or lease of real property or any option to purchase or sell real property;

                      (ii) any installment sale agreement or liability for the deferred purchase price of property with respect to any of the Assets involving payments exceeding $25,000 individually;

                      (iii) any multiple dwelling unit agreement (covering fifty
(50) or more units), written agreement with subscribers for cable television service or written hotel and motel agreement, except for such agreements as have been entered into in the ordinary course of business; or

                      (iv) any other contract, agreement, commitment, understanding or instrument, including any retransmission consent agreement, that is material to Seller, the


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


Systems or the Assets, other than those instruments referred to in Sections 4.6(b), 4.7(b) and 4.10 and other than agreements and instruments involving payments, individually, of $25,000 or less or that are terminable on sixty (60) days' notice or less (collectively, with such other agreements described in clauses (a)(i) through (iii), and the Pole Attachment Agreements and other agreements and instruments referred to in Sections 4.6(b), 4.7(b) and 4.10, as well as such Agreements as are not required to be listed in any Schedule hereto, the "Agreements"). Except as set forth in Schedule 4.8A, Seller has delivered to Buyer copies of all Agreements that are identified in Schedule 4.9. All of the Agreements are in full force and effect.

                  (b) Seller is in compliance in all material respects with the terms of all Agreements to which it is a party or by which it is bound or affected, and there are no material uncured defaults thereunder.

         4.10 Pole Attachment Agreements; Related Agreements. Schedule 4.10 contains a list, as of the date hereof, of all contracts, agreements and understandings (other than the Governmental Authorizations listed in Schedule
4.8 and the Agreements described in Section 4.9) with respect to the Assets or Systems to which Seller is a party or by which it is bound relating to: (i) the use of any public utility facilities including, without limitation, all pole line, joint pole or master contracts for pole attachment rights and the use of conduits (herein called "Pole Attachment Agreements"), (ii) the use of any microwave or satellite transmission facilities or (iii) the sale of cablecast time to third parties for advertising or other purposes. Except as set forth in
Schedule 4.8A, Seller has delivered to Buyer copies of all Pole Attachment Agreements and other agreements and instruments referred to in Schedule 4.10.

         4.11 Retransmission Consent and Must-Carry; Rate Regulation; Copyright Compliance.

                  (a) Set forth in Schedule 4.11 is a list of the stations within the Systems that have elected "must-carry" or retransmission consent status pursuant to the Cable Act. Seller has delivered to Buyer copies of all retransmission consent agreements and copies of all must-carry election notices that are in Seller's possession. To Seller's Knowledge, each station carried by any of the Systems is carried pursuant to a retransmission consent agreement, "must-carry" election or other programming agreement.

                  (b) Seller has filed with the Copyright Office all required statements of account with respect to the Systems that were required to have been filed since July 1, 1999 in accordance with the Copyright Act of 1976 and regulations promulgated pursuant thereto (collectively referred to herein as the "Copyright Act"), and Seller has paid all royalty fees payable with respect to the Systems since July 1, 1999. Seller has delivered to Buyer copies of all Statements of Account referred to in this Section 4.11(b).

                  (c) Seller has not, since November 12, 1999, received any written notice that, and Seller has no Knowledge that since January 1, 1999, it or any of the Systems operated by it: (i) is not or has not been in compliance in all material respects with the Communications Act and all applicable rules of the FCC, except for such compliance which would not be reasonably expected to have a Material Adverse Effect; or (ii) has not made all material filings required to



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


be made by it with the FCC in connection with the Systems or provided all material notices to customers of the Systems required under the Communications Act and the FCC's rules and regulations, other than such filings and notices, the failure of which to be made or provided would not be reasonably expected to have a Material Adverse Effect. Schedule 4.11 sets forth the cable television service rates charged in each of the Systems. Seller has not, since November 12, 1999, received any notice that any of such rates are not permitted rates under the rules and regulations of the FCC. Schedule 4.11 also sets forth a list, as of the date hereof, of all pending rate complaints on file at the FCC with respect to the Systems.

         4.12 Litigation. Except as set forth in Schedule 4.12, and except as may be disclosed pursuant to Section 4.8(b), there is no claim, legal action, arbitration or other legal, governmental, administrative or tax proceeding or any order, complaint, decree or judgment pending, or to Seller's Knowledge threatened, against or relating to Seller or the Systems other than (i) FCC and other proceedings generally affecting the cable television industry and not specific to Seller; and (ii) routine collection actions with respect to the payment by subscribers for services rendered by Seller and other proceedings and actions arising in the ordinary course of business that are covered by Seller's insurance policies.

         4.13     Compliance with Laws. Except as may be disclosed pursuant to
Section 4.8(b), Seller has not, since November 12, 1999, received any notice of any claim by any Governmental Authority, and Seller has no Knowledge that Seller has not been or is not in compliance with any Legal Requirement applicable to it, the Systems or the Assets.

         4.14     Employee Benefit Plans.

                  (a) All Employee Plans and Compensation Arrangements providing benefits to Employees or Employees of the Systems whose employment terminated since November 12, 1999 ("Systems Plans") are listed in Schedule 4.14(a). Except as disclosed in Schedule 4.14(a), there is no new Employee Plan or Compensation Arrangement or any amendment to an existing Employee Plan or Compensation Arrangement that will affect the benefits of Employees or former Employees of the Systems and that is to become effective after the date of this Agreement.

                  (b) Each Employee Plan and Compensation Arrangement has been established, maintained, operated and administered in accordance with its own terms and, where applicable, ERISA, the Code, and any other applicable Legal Requirement.

                  (c) To Seller's Knowledge no lien has arisen under Section 412 of the Code or Section 302 of ERISA in favor of any Employee Plan.

         4.15     Labor Relations; Employees.

                  (a) Seller is not a party to any collective bargaining agreement or other contract with any labor organization regarding any of the Employees of the Systems; Seller has not recognized any union or other collective bargaining representative of any group of



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


Employees of the Systems; and no union or other collective bargaining representative has been certified as representing any of the Employees of the Systems;

                  (b) there currently is no (i) unfair labor practice charge or complaint against Seller involving any Employee of the Systems pending before the National Labor Relations Board, any state labor relations board or any court or tribunal, (ii) grievance or other claim involving any Employee of the Systems pending before any Governmental Authority against Seller, or (iii) arbitration proceeding arising out of or under any collective bargaining agreement pending before any Governmental Authority against Seller involving any Employee of the Systems;

                  (c) Except with respect to ongoing disputes of a routine nature or involving immaterial amounts, Seller has paid in full to all of its Employees providing services to the Systems all wages, salaries, commissions, bonuses, benefits and other compensation due and payable to such Employees.

         4.16 Environmental Matters. Except for any such noncompliance of an insubstantial nature that has been remedied as required by applicable Environmental Laws: (a) Seller's operations with respect to the Systems have complied and comply in all material respects with all applicable Environmental Laws; (b) Seller has not used the Real Property for the manufacture, transportation, treatment, storage or disposal of Hazardous Substances except for gasoline and diesel fuel and such use of Hazardous Substances (in cleaning fluids, solvents and other similar substances) customary in the construction, maintenance and operation of a cable television system and in amounts or under circumstances that would not reasonably be expected to give rise to material liability for Remedial Action, and (c) to Seller's Knowledge, the Real Property complies and has complied in all material respects with all applicable Environmental Laws. Except as set forth in Schedule 4.16, to Seller's Knowledge, no underground storage tank is located under any of the Real Property, and to Seller's Knowledge, none of the Real Property has been used as a gasoline service station or any other facility for storing, pumping, dispensing or producing gasoline or any other petroleum products or wastes. Seller has delivered to Buyer copies of all assessments, studies, reports and surveys relating to the environmental condition of the Real Property, including but not limited to the presence or alleged presence of Hazardous Substances at or on the Real Property, that are in the possession or under the control of Seller. To Seller's Knowledge, no ambient asbestos is present at the Real Property.

         4.17 Bonds; Letters of Credit. Schedule 4.17 sets forth a list of all franchise, construction, fidelity, performance and other bonds, guaranties in lieu of bonds and letters of credit posted by Seller in connection with its operation of any of the Systems.

         4.18     Information on the Systems and Subscribers.

                  (a) Schedule 4.18 sets forth a list, as of the date set forth in said Schedule, of the Systems that are owned and operated by Seller and for each System a materially accurate statement of the following information:

                      (i) the total number of Subscribers served by such System;


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



                      (ii) the bandwidth capacity of the System specified in MHz; and

                      (iii) the channel line-up and rate card for such System.

                  (b) Seller has made available to Buyer all existing system engineering drawings and "as built" maps with respect to the Systems that are in the possession of Seller and that have been requested by Buyer or its representatives for review.

         4.19 Broker; Brokers' Fees. Except for Daniel & Associates, Inc., which has been retained by and whose fee shall be paid by Sellers, neither Seller nor any Person acting on its behalf has dealt with any broker or finder in connection with the transactions contemplated by this Agreement or incurred any liability for any finders' or brokers' fees or commissions in connection with the transactions contemplated by this Agreement. Sellers agree to indemnify and hold harmless Buyer against any fee, commission, loss or expense arising out of any claim by any other broker or finder employed or alleged to have been employed by them.

5.       Representations And Warranties of Buyer.

         Buyer represents and warrants to Sellers that the following statements are true and correct:

         5.1 Organization, Qualification and Power. Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Pennsylvania, with full power and authority to own, lease or license its properties and assets and to carry on the business in which it is engaged in the manner in which such business is now carried on. On the Closing Date, Buyer will be duly qualified to do business in all jurisdictions where the ownership and operation of the Assets and Systems requires such qualification.

         5.2 Capacity; Due Authorization; Enforceability. All requisite corporate action required to be taken by Buyer for the execution, delivery and performance by Buyer of this Agreement and all Related Agreements to which Buyer is a party have been duly performed. Buyer has the full legal capacity and legal right, power and authority to enter into this Agreement and the Related Agreements and to consummate the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by Buyer and is, and this Agreement and each of the Related Agreements to which Buyer is a party, upon execution and delivery, will be, a legal, valid and binding obligation of Buyer, enforceable in accordance with its respective terms, except in each case to the extent that such enforcement may be subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws of general application affecting the rights and remedies of creditors or secured parties, and that the availability of equitable remedies including specific performance and injunctive relief may be subject to equitable defenses and the discretion of the court before which any proceeding therefor may be brought.

         5.3 Absence of Conflicting Agreements. The execution and delivery of this Agreement and the Related Agreements to which Buyer is a party and the consummation of the transactions contemplated hereby and thereby (provided all of the Required Consents are



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


obtained and the applicable waiting period(s) under the HSR Act shall have expired or been terminated) will not (a) violate Buyer's certificate of incorporation or bylaws; (b) violate any Legal Requirement applicable to Buyer, the Assets on the Systems; (c) conflict with or result in a breach of or default under any contract, note, mortgage or agreement to which Buyer is a party or by which Buyer is bound.

         5.4 Litigation. There is no claim, legal action, arbitration or other legal, governmental, administrative or tax proceeding, or any order, complaint, decree or judgment pending, or, to Buyer's knowledge, threatened, that would prevent, limit, delay or otherwise interfere with Buyer's ability to consummate the transactions contemplated by this Agreement in accordance with the terms hereof.

         5.5 Financial Capability. Buyer has the financial capability, including to obtain financing, necessary to consummate the transactions contemplated in this Agreement, in accordance with the terms hereof, including payment of the Purchase Price.

         5.6 Brokers. Neither Buyer nor any Person acting on its behalf has dealt with any broker or finder in connection with the transactions contemplated by this Agreement or incurred any liability for any finders' or brokers' fees or commissions in connection with the transactions contemplated by this Agreement.

6.       Covenants of Sellers and Buyer.

         6.1      Continuity and Maintenance of Operations.

                  (a) Except as Buyer may otherwise agree in writing, until the Closing each Seller shall operate its respective Systems in the ordinary course of business consistent with Past Practices and shall:

                  (b) (i)   maintain and repair the Assets in the ordinary
course of business consistent with its year 2000 budgets, and at Closing the Assets will be in substantially the same condition as they are in as of the date hereof, subject to ordinary wear and tear;

                      (ii) maintain its inventory and other supplies and spare parts at levels consistent with its year 2000 budgets;

                      (iii) make capital expenditures substantially in accordance with its year 2000 capital budget;

                      (iv) use commercially reasonable efforts to comply with Legal Requirements applicable to the Systems;

                      (v) not conduct promotional activities inconsistent with Past Practices;

                      (vi) continue its procedures for disconnection and discontinuance of service to subscribers whose accounts are delinquent, in accordance with Past Practices; and


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


                      (vii) not enter into installment sale agreements and other agreements under which Buyer would be obligated to pay the deferred purchase price of property, which agreements collectively will involve aggregate payments in excess of $25,000 following the Closing Date.

                  (c) Except as required by law and except as budgeted by Seller, after the date of this Agreement, Seller will not, without giving prior written notice to Buyer, change customer rates for any tier of service or charges for remote or installation, make channel additions, channel substitutions, change the channel lineups or implement any retiering or repackaging of cable television programming offered by any of the Systems, or change billing, collection or installation practices.

         6.2      Access to Sellers; Confidentiality.

                  (a) Upon reasonable advance notice, each Seller shall afford to the officers, employees and authorized representatives of Buyer and to the employees and authorized representatives of Buyer's equity and financing sources reasonable access during normal business hours to its respective Systems and to its offices, properties and business and financial records (including computer files, retrieval programs and similar documentation) that relate to its respective Systems and the operation thereof.

                  (b) Until Closing Buyer (i) shall use reasonable efforts to cause its directors, officers, employees and representatives and the employees, representatives and agents of Buyer's equity and financing sources to hold in strict confidence all information furnished to any of them by Sellers in connection with the transactions contemplated by this Agreement that is not otherwise available to the public (the "Confidential Information"), and (ii) shall not, without the prior written consent of the Seller or Sellers to which such Confidential Information pertains, release or disclose any Confidential Information to any other person, except (A) to the extent required by applicable law, (B) as necessary in connection with filings, approvals and rulings to be obtained from any governmental agency, including, but not limited to, the Federal Trade Commission, the Department of Justice, the Securities and Exchange Commission and the Internal Revenue Service (it being understood that any such filing may include the filing of a copy of this Agreement), (C) to Buyer's equity and financing sources and its directors, officers, employees or representatives who are informed by Buyer of the confidential nature of the Confidential Information, (D) as necessary to obtain consents to the transfer of any Franchise or otherwise necessary for the consummation of the transactions contemplated by this Agreement, and (E) as otherwise permitted by the remainder of this Section 6.2(b). In the event Buyer or any person to whom Buyer transmits Confidential Information pursuant to this Agreement becomes legally compelled to disclose any of the Confidential Information, Buyer shall provide the Seller or Sellers to which such Confidential Information pertains with prompt notice so that such Seller(s) may seek a protective order or other appropriate remedy or waive compliance with the provisions of this Section 6.2(b), or both. In the event that such protective order or other remedy is not obtained, or that Seller waives compliance with the provisions of this Section 6.2(b), Buyer shall furnish only that portion of the Confidential Information which is legally required.



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


                  (c) Following the Closing, upon reasonable notice by Buyer, each Seller shall afford to Buyer's officers, employees, accountants and other authorized representatives, reasonable access to such Seller's business and financial records and accountants that relate to such Seller's Systems to enable Buyer to obtain information and data reasonably required in connection with the preparation of Buyer's financial statements and any regulatory filings relating to such Seller's Systems.

         6.3      Notification.

                  (a) Each party shall promptly notify the other of any action, suit, proceeding or investigation that is instituted or threatened against such party to restrain, prohibit or otherwise challenge the legality or propriety of any transaction contemplated by this Agreement.

                  (b) If Buyer or any Seller acquires actual knowledge before the Closing Date that a material breach of any of Sellers' or Buyer's (as the case may be) representations or warranties has occurred, the party acquiring such actual knowledge shall provide prompt written notice to Buyer or the applicable Seller (as the case may be) describing such breach. Notwithstanding the foregoing, no notice or information delivered by or to any party shall affect the other party's right to rely on any representation or warranty made by such party or relieve such party of any obligations under this Agreement as the result of a breach of any of its representations and warranties.

         6.4 No Public Announcement. Prior to the Closing Date, no party hereto shall, without the approval of the other party, make any press release or other public announcement concerning the transactions contemplated by this Agreement, except as and to the extent that any such party shall be so obligated by law, in which case the other party shall be advised and the parties shall use their reasonable efforts to cause a mutually agreeable release or announcement to be issued.

         6.5 Regulatory Filings. As soon as may be reasonably practicable, but in no event later than thirty (30) days after the date hereof, Buyer and Sellers shall file or cause to be filed with the Federal Trade Commission and the Antitrust Division of the United States Department of Justice such Notifications and Report Forms relating to the transactions contemplated hereby as are required by the pre-merger notification rules issued under the HSR Act. Buyer and each applicable Seller shall: (i) promptly supply each other with any information provided in response to any requests for additional information made by either of such agencies, and (ii) use all reasonable efforts to cause the waiting period under the HSR Act to terminate or expire at the earliest possible date. Buyer and the applicable Sellers shall share equally all filing fees associated with each Notification and Report Form required to be filed in connection with this Agreement.

         6.6      Employees; Employee Benefits.

                  (a) Subject to the following sentence, effective as of and contingent upon the Closing, Buyer shall make offers of employment to such Employees who render services to the Systems as Buyer shall determine, in its sole and absolute discretion (each Employee who accepts Buyer's offer of employment and who becomes an employee of Buyer effective as of the Closing hereinafter called a "Transferred Employee"). Not less than thirty (30) days prior to the Closing, Buyer shall notify each Seller in writing of the Employees of such Seller to whom Buyer intends offer employment, and Buyer shall make offers of employment to such Employees in accordance with the preceding sentence. Prior to Closing each Seller shall, with respect to its Employees, take all actions reasonably necessary to comply with the WARN Act, if applicable, and any applicable comparable state laws. Each Seller shall pay when required all compensation and shall provide all benefits to its respective Employees as are required, and, except as set forth in Section 6.6(b) Seller shall retain liability for all obligations and liabilities owed to its respective Employees that relate to periods prior to the Closing Date.

                  (b) Buyer shall offer group health plan coverage to all Transferred Employees and their spouses and eligible dependents who are covered on the Closing Date under a group health plan maintained or contributed to by Sellers, and such coverage shall be the same, and shall be subject to the same terms and conditions, as Buyer provides to similarly situated employees, provided that such coverage shall be effective as of the Closing and that no pre-existing condition limitation shall be applied to any such Transferred Employees, their spouses and eligible dependents unless, and only to the same extent that, such persons are subject to pre-existing condition limitations under Sellers' group health plan. Each Seller shall have full responsibility and liability for offering and providing "continuation coverage" to any "covered employee" who is an Employee, and to any "qualified beneficiary" of such Employee, and who is covered by a "group health plan" sponsored or contributed to by such Seller (all such group health plans of Sellers individually and collectively called "Sellers' Health Plans") to the extent that such continuation coverage is required to be provided by such Seller under Code
Section 4980B, and the regulations promulgated thereunder, as a result of a "qualifying event" experienced by such covered employee or qualified beneficiary with respect to or in connection with the transactions contemplated by this Agreement. "Continuation coverage," "covered employee," "qualified beneficiary," "qualifying event" and "group health plan" all shall have the meanings given such terms under Section 4980B of the Code and Section 601 et seq. of ERISA.

                  (c) Sellers have delivered to Buyer separately descriptions of Sellers' vacation and sick leave policies. Within ten (10) days following Buyer's delivery to Sellers of the notices referred to in Section 6.6(a) (regarding the Employees to whom Buyer intends to make offers of employment), each Seller shall provide to Buyer a list of the accrued vacation and sick leave of each of its Employees to whom Buyer has indicated it intends to offer employment. Each Transferred Employee shall be credited under Buyer's vacation and sick leave policy with the full amount of vacation leave accrued by such Transferred Employee but unused as of the Closing Date under the vacation policies of Sellers applicable to such Transferred Employee.

                  (d) From the date of this Agreement through the date that is one (1) year following the Closing, without Buyer's consent, neither Sellers, Charter nor any of Charter's subsidiaries will solicit the employment of persons who are employees of the Systems as of the date hereof or who become employees of the Systems prior to Closing, other than (i) any such employee who does not accept Buyer's offer of employment; and (ii) any Transferred Employee whose employment is terminated by Buyer following the Closing.

         6.7      Required Consents.

                  (a) Following the execution hereof, until the Closing Date, each Seller shall use commercially reasonable efforts, and Buyer shall cooperate in good faith with Sellers, to obtain all Required Consents, including Required Consents under the Franchises, Licenses and Agreements. Each Seller and Buyer shall prepare and file, or cause to be prepared and filed, within fifteen (15) days after the date hereof (subject to extension for a period of up to an additional ten (10) days, if reasonably necessary for a party to complete its application), all applications (including FCC Forms 394 or other appropriate forms, to the extent such Seller determines they are necessary or appropriate) required to be filed with the FCC and any other Governmental Authority that are necessary for the assignment to Buyer, in connection with the consummation of the transactions contemplated by this Agreement, of the Governmental Authorizations. The parties shall also make appropriate requests, as soon as practicable after the date hereof, for any Required Consent required under any Agreement. Notwithstanding subsection (d)(i) hereof, and subject to subsection
(d)(ii) hereof, nothing in this Section 6.7 shall require the expenditure or payment of any funds (other than in respect of normal and usual attorneys' fees, filing fees or other normal costs of doing business) or the giving of any other consideration by Buyer or Sellers, provided that Sellers shall be liable for all obligations or liabilities under each Governmental Authorization or Agreement during the period prior to the Closing Date.

                  (b) In connection with and as part of the parties' efforts to obtain the Required Consents of each applicable Governmental Authority to the transfer of any Franchise issued thereby from each applicable Seller to Buyer, such Seller shall use commercially reasonable efforts to obtain, with Buyer's cooperation, a Franchise Renewal for each such Franchise that has expired or shall expire prior to the Closing Date, and a Franchise Extension for each such Franchise that shall, by its terms, expire during the thirty-month period subsequent to the Closing Date.

                  (c) Sellers shall also use commercially reasonable efforts to cause each such Required Consent relating to a Franchise or Agreement to include provisions that permit (i) Buyer to grant a security interest in such Franchise or Agreement to its lender(s) providing financing to Buyer with respect to the transaction contemplated hereby, and (ii) Buyer to transfer such Franchise or Agreement to any Affiliate of Buyer that agrees in writing as a condition to such transfer to be bound by any and all obligations of Buyer in connection therewith; provided, that Sellers shall have no additional obligation with respect to obtaining such provisions if the inclusion of such provisions would cause such Required Consent to be unreasonably withheld, delayed or otherwise conditioned.

                  (d) (i) Buyer agrees that if in connection with the process of obtaining any Required Consent, Franchise Renewal or Franchise Extension, a Governmental Authority or other Person purports to require any condition or any change to a Franchise, License or Agreement to which such Required Consent, Franchise Renewal or Franchise Extension relates that would be applicable to either Buyer or Sellers as a requirement for granting such Required Consent, Franchise Renewal or Franchise Extension, which condition or change involves a monetary payment or commitment to such Governmental Authority or other Person, either Buyer



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or Sellers may elect, in its or their sole discretion, to satisfy such monetary payment or commitment, in which case, Buyer and Sellers will accept any condition or change in the Franchise, License or Agreement to which such Required Consent, Franchise Renewal or Franchise Extension relates to the extent provided herein.

                      (ii) Subject to the terms of subsection (i) above, no Seller shall agree, without Buyer's prior written consent, which consent Buyer shall grant or withhold in its reasonably exercised discretion, to any adverse change (other than immaterial, non-monetary changes) to the terms of any Governmental Authorization or Agreement as a condition to obtaining any Required Consent to the assignment of such Governmental Authorization or Agreement to Buyer. If in connection with the obtaining of any Required Consent, a Governmental Authority or other third party seeks to impose any condition or adverse change to any Governmental Authorization or Agreement to which such Required Consent relates that would be applicable to Buyer as a requirement for granting such Required Consent, Sellers shall promptly notify Buyer of such fact and Sellers shall not agree to such condition or adverse change unless Buyer shall, in its reasonably exercised discretion, consent to such condition or change in writing.

                  (e) Buyer shall promptly furnish to any Governmental Authority or other Person from which a Required Consent, Franchise Extension or Franchise Renewal is requested such accurate and complete information regarding Buyer and its Affiliates, including financial information relating to the cable and other media operations of Buyer and its Affiliates, as a Governmental Authority or other Person may reasonably require in connection with obtaining any Required Consent, Franchise Extension or Franchise Renewal.

                  (f) It is understood and agreed that nothing herein shall prevent Buyer or its Affiliates (or their employees, agents, representatives and any other Person acting on behalf of Buyer and its Affiliates) from making statements or inquiries to, attending meetings of, making presentations to, or from responding to requests initiated by, Governmental Authorities or other Persons from which a Required Consent, Franchise Extension or Franchise Renewal is sought, and Buyer shall use commercially reasonable efforts to apprise Sellers of all such requests.

         6.8 Use of Transferor's Name. For a period of 180 days after the Closing Date, Buyer may continue (but only to the extent reasonably necessary) to operate the Systems using the name "Enstar" and all derivations and abbreviations of such name and related trade names and marks in use in the Systems on the Closing Date, such use to be in a manner consistent with the way in which Sellers have used the marks. Within 180 days after the Closing Date, Buyer will discontinue using and will dispose of all items of stationery, business cards and literature bearing such name or marks. Notwithstanding the foregoing, Buyer will not be required to remove or discontinue using any such name or mark that is affixed to converters or other items in or to be used in customer homes or properties, or as are used in similar fashion making such removal or discontinuation impracticable for Buyer.

         6.9 Delivery of Subscriber Information. Between the date of this Agreement and the Closing Date, promptly after the preparation thereof, each Seller shall deliver to Buyer true, correct and complete copies of (i) quarterly financial information, including a balance sheet, a



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statement of income and expenses and a statement of cash flows (ii) quarterly statements of capital expenditures with respect to such Seller's Systems and
(iii) monthly subscriber counts for its Systems prepared by such Seller for its internal use.

         6.10 Tax Matters. All transfer, documentary, sales, use, stamp, registration and other Taxes and fees (including any penalties and interest), incurred in connection with the transactions consummated pursuant to this Agreement with respect to the Assets conveyed by any Seller shall be shared equally by Buyer and such Seller. Buyer and Sellers will cooperate in all reasonable respects to prepare and file all necessary federal, state and local tax returns, tax information returns, reports and estimates and other documentation with respect to all such transfer, documentary, sales, use, stamp, registration and other Taxes and fees.

         6.11 Further Assurances; Satisfaction of Covenants. Sellers and Buyer each shall execute such documents and other papers and take or cause to be taken such further action as may be reasonably required to carry out the provisions hereof and to consummate and make effective the transactions contemplated hereby. Sellers and Buyer shall each use commercially reasonable efforts to satisfy each of its covenants and obligations under this Agreement and to satisfy each condition to Closing it is required to satisfy hereunder.

         6.12     Environmental Reports; Title Commitments.

                  (a) (i) Buyer shall be entitled to obtain, at its own expense, during the period of sixty (60) days after the date hereof (the "Real Estate Inspection Period") (A) commitments of title insurance ("Title Commitments") issued by a nationally-recognized title insurance company selected by Buyer and reasonably acceptable to Sellers (a "Title Company"), committing to insure fee title to the parcels of Real Property owned by Sellers and leasehold title to those parcels of Real Property leased by Sellers, by ALTA (1992) owner's policies of title insurance, (B) surveys of said parcels of Real Property, in such form as is necessary to obtain the title insurance to be issued pursuant to the Title Commitments, with the standard printed exceptions relating to survey matters deleted ("Surveys"), certified to Buyer and to the Title Company issuing the Title Commitment with respect to that parcel of Real Property, and (C) Phase I environmental reports concerning the owned or leased Real Property, which shall be performed by environmental consulting or engineering firms reasonably acceptable to Buyer and Sellers (together with any Phase II report, "Environmental Reports"). Buyer shall deliver to Sellers true and complete copies of all such Title Commitments, Surveys and Environmental Reports within five (5) Business Days after Buyer's receipt thereof.

                  (ii) If any Phase I Environmental Report discloses a potential presence of Hazardous Substances or a violation of any Environmental Law that is sufficiently material to reasonably warrant a Phase II study, or shall otherwise recommend performance of a Phase II study, then Buyer shall have the right (subject to the provisions of this Paragraph (a)(ii)) beyond such 60 day period, to obtain a Phase II report with respect to the subject parcel of Real Property, in which event the Real Estate Inspection Period shall be extended accordingly (but not more than 45 days) with respect to such parcel of Real Property. Any such Phase II report shall be ordered promptly after receipt and analysis of the respective Phase I report. If Buyer proposes to undertake a Phase II environmental study on any parcel of Real Property, Buyer shall provide to



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the applicable Seller a plan for such proposed study prior to commencing the same, and such Seller shall have the right (which such Seller shall exercise by written notice to Buyer within ten (10) Business Days after receipt of Buyer's proposal) to deny by Buyer's request to perform such Phase II environmental study on such Real Property. If such Seller refuses to allow such Phase II study, Buyer may terminate this Agreement by written notice to Sellers within ten (10) Business Days of such Seller's refusal, or Buyer may elect to close notwithstanding such refusal. If Buyer elects to close notwithstanding such refusal, (A) Buyer may not thereafter terminate this Agreement based on Title Defects or Environmental Defects of the applicable parcel of Real Property, (B) Buyer shall not have any recourse against Sellers based on such Title Defects or Environmental Defects except as provided in clause (C) of this sentence, and (C) if within six (6) months after Closing, Buyer incurs environmental remediation expenses in respect of Environmental Defects at the site(s) for which a Seller refused to allow a Phase II study, such Seller will reimburse Buyer for the reasonable costs of such remediation; provided, that (I) in no event shall the aggregate amount of reimbursement by Sellers under this clause (C) and any remediation costs incurred by Sellers prior to Closing in respect of Environmental Defects and Title Defects (other than monetary Encumbrances that Seller is required to remove regardless of the amount thereof) exceed $100,000 in the aggregate, and (II) this clause (C) shall be inapplicable if a Purchase Price reduction is made under Subsection (b) or (c) of this Section 6.12.

                  (b) In the event that a Title Commitment or Survey reveals the existence of any matter that renders title to the subject Real Property to be other than as represented herein (a "Title Defect"), and Buyer requests in writing, within ten (10) days of Buyer's receipt of the relevant Title Commitment or Survey, that the applicable Seller remedy the same, then such Seller shall use commercially reasonable efforts to either cure the Title Defect or cause the Title Company to insure over it; provided, that Sellers shall not be obligated to expend more than an aggregate amount of $100,000 for remediation of all Title Defects and Environmental Defects required to be remedied hereunder (other than monetary Encumbrances that Seller is required to remove regardless of the amount thereof); and if it is reasonably expected that the cost of such remediation together with the actual or estimated expense of remedying Environmental Defects will exceed $100,000 in the aggregate, such Seller shall have no obligation to undertake such remediation. A Seller's decision regarding whether to undertake remediation shall be made by written notice to Buyer within ten (10) Business Days after all Title Defects and Environmental Defects are disclosed to Sellers. If under such circumstances the applicable Seller elects to not undertake such remediation, Buyer may, by notice to such Seller given within ten (10) Business Days after such Seller's election to not remediate, terminate this Agreement, or Buyer may, by notice to Sellers given within ten
(10) Business Days after such Seller's election to not remediate, elect to close notwithstanding such election. If Buyer elects to close notwithstanding such election, (i) Buyer may not thereafter terminate this Agreement based on Title Defects or Environmental Defects; (ii) Buyer shall have no recourse against Sellers based on any such Title Defects or Environmental Defects (including any claim for indemnification pursuant to Section 10 hereof); and (iii) at Closing the Purchase Price shall be reduced by $100,000; provided, that there shall be no such reduction in the Purchase Price under this subsection (b) if there is a Purchase Price reduction under Subsection (c) below.



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


                  (c) In the event that an Environmental Report reveals the presence of Hazardous Substances on the Real Property that could reasonably result in liability to the owner or user thereof or reveals noncompliance with any Environmental Law (either, an "Environmental Defect"), and Buyer requests in writing, within ten (10) days of Buyer's receipt of the relevant Environmental Report, that the applicable Seller remedy the same, such Seller shall use commercially reasonable efforts to cure any such Environmental Defect; provided, that Sellers shall not be obligated to expend more than an aggregate of $100,000 for remediation of all Environmental Defects and Title Defects (other than monetary Encumbrances that Seller is required to remove regardless of the amount thereof); and, if it is reasonably expected that the cost of such remediation together with the actual or estimated cost of remedying Title Defects (other than monetary Encumbrances that Seller is required to remove regardless of the amount thereof) will exceed $100,000 in the aggregate, such Seller shall have no obligation to undertake such remediation. A Seller's decision as to whether to undertake remediation shall be made by written notice to Buyer within ten (10) Business Days after all Title Defects and Environmental Defects are disclosed to Sellers. If under such circumstances the applicable Seller elects to not remediate, Buyer may, by notice to Sellers given within ten (10) Business Days after such Seller's election to not remediate, proceed to close notwithstanding such election. If Buyer elects to close notwithstanding such election, (i) Buyer may not thereafter terminate this Agreement based on Title Defects or Environmental Defects; (ii) Buyer shall have no recourse against Sellers based on Title Defects or Environmental Defects (including any claim for indemnification pursuant to Section 10 hereof); and (iii) at Closing the Purchase Price shall be reduced by $100,000; provided, that there shall be no such reduction in the Purchase Price under this Subsection (c) if there is a Purchase Price reduction under Subsection (b) above.

                  (d) After the Real Estate Inspection Period (as it may be extended pursuant to Subsection (a)(ii) hereof) Buyer shall not be entitled to terminate this Agreement based on Title Defects or Environmental Defects, nor shall Buyer be entitled to make any claim for indemnification pursuant to
Section 10 hereof based on Title Defects or Environmental Defects.

                  (e) Buyer shall indemnify each Seller and hold each Seller harmless from and against any losses incurred by such Seller relating to damage to Real Property in connection with Buyer's obtaining any Environmental Reports.

         6.13 Limited Partner Consents. As soon as reasonably practicable following the execution hereof, the Limited Partnerships and the General Partners shall, if required to do so under applicable Legal Requirements, file with the SEC proposed proxy materials relating to the Limited Partnerships' and the General Partners' solicitation of the Limited Partner Consents. Each Limited Partnership and General Partner shall use reasonable efforts (i) to have such proxy materials cleared by the SEC (if applicable) so as to enable it to disseminate definitive proxy materials to its respective Limited Partners, (ii) to disseminate such materials, upon receipt of SEC clearance (if applicable), to its respective Limited Partners and (iii) thereafter to obtain the Limited Partner Consents. Sellers shall give Buyer prompt notice when the Limited Partner Consents have been obtained and when any material development has occurred that causes substantial doubt as to whether the Limited Partner Consents will be obtained.


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


         6.14 Acquisition Proposals. If, prior to obtaining all the Limited Partner Consents, any Seller or any Person acting on behalf of any Seller receives a solicitation from a third party regarding an Acquisition Proposal (as defined herein), which Acquisition Proposal such Seller intends to submit to its respective Limited Partners (or the Limited Partners of its General Partner, as the case may be) for their approval, such Seller shall, within five (5) Business Days following receipt of such solicitation, notify Buyer in writing of the price and other material terms of such Acquisition Proposal, and Buyer shall be entitled, within five (5) Business Days following receipt of such notification, to submit an Acquisition Proposal in response to the third party's Acquisition Proposal (a "Buyer Acquisition Proposal"), which Buyer Acquisition Proposal shall contain all the terms and conditions of this Agreement other than the Purchase Price. For purposes hereof, an "Acquisition Proposal" means any bona fide proposed (i) asset acquisition or exchange or similar transaction providing for any third party's acquisition of any of the Assets or Systems or (ii) acquisition of partnership interests, merger, consolidation, exchange of partnership or other equity interests or similar transaction that would result in the acquisition by any third party of a percentage of the Interests (as defined herein) in any Seller sufficient to give such third party voting control over the applicable Seller. For purposes hereof, an "Interest" in any Seller means an interest in the capital and profits of such Seller or General Partner that is acquired by the making of a capital contribution to such Seller or as otherwise provided under the general or limited partnership agreement applicable to such Seller.

         6.15 Noncompetition Agreement. Charter agrees, on behalf of itself and its direct and indirect subsidiaries, that prior to the third anniversary of the Closing Date it will not, without the written consent of Buyer, directly or indirectly, own, manage, operate or control, engage or participate in the ownership, management, operation or control of or be connected as a shareholder, partner, manager, agent or otherwise with any business or company any part of which operates hardwire cable television systems (or which obtains or holds any franchises therefor) within any of the Franchise Areas. Notwithstanding the foregoing, nothing in this provision shall be construed to prohibit the following: (i) the ownership of a company's securities that constitute less than ten percent (10%) of the outstanding voting stock of such company or does not otherwise constitute control over such company, (ii) the operation by Charter or any of its subsidiaries that are bound by this provision of cable television systems (or the holding of franchises therefor) in those geographical areas included in the Franchise Areas for which Charter or any such subsidiary holds a cable franchise on the date hereof or (iii) the direct or indirect ownership, management, operation or control by Charter or any of its subsidiaries that are bound by this provision of any cable business as the result of a transaction in which the subscribers involved that are located within the Franchise Areas constitute a minority of the subscribers involved in such transaction.

         6.16     Microwave Services; Headend Services.

                  (a) Buyer agrees that following the Closing, Buyer shall provide cable television signals to certain customers of Charter (or an Affiliate of Charter), currently serviced by Enstar Cumberland, who are located in Columbia/Adair and Green Counties, Kentucky, from headends that are included within the Assets Buyer is acquiring from Enstar Cumberland hereunder. In furtherance thereof, at Closing, Buyer and Charter (or such Affiliate, as the case may be) shall enter into an agreement for the provision of such signals, which agreement shall be


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


on reasonable and customary terms to be discussed by the parties thereto ("Headend Services Agreement").

                  (b) Buyer and Sellers agree that in the event that following the Closing it is necessary for Buyer to provide microwave signals to any of the Systems in order for such System or Systems to continue to carry all of the programming carried by it or them as of the Closing, Buyer and the affected Seller(s) shall enter into an agreement at the Closing to provide for Buyer's provision of such signal,s which agreement shall be on reasonable and customary terms to be discussed by the parties thereto ("Microwave Services Agreement").

                  (c) If, after reasonable discussions, the parties thereto are not able to agree on the terms of either the Headend Services Agreement or the Microwave Services Agreement, the parties shall appoint an arbitrator to resolve the disputed terms, which arbitrator shall be an attorney who is an expert with respect to the relevant FCC matters and who does not currently represent any of such parties or their respective Affiliates. Such arbitrator's resolution of the disputed terms of the Headend Services Agreement and/or the Microwave Services Agreement shall be final and binding and shall be effective retroactive to the effective date thereof.

         6.17 Performance of Settlement Agreement. In the event that Sellers enter into the Settlement Agreement, whether before or after the Closing, Buyer expressly agrees that it shall be bound by the terms of, and shall fully perform the obligations set forth in, Sections 8.1 through 8.3 of the Settlement Agreement, insofar as such terms and obligations relate to the Systems acquired by Buyer hereunder. The Purchase Price payable to each Seller shall be reduced, pursuant to Section 3.3(b) or thereafter, by the amount of (i) $20.00 for each claim made under the Settlement Agreement with respect to any of such Seller's Systems by a claimant that is a then-current customer of any such Systems, and
(ii) $9.95 for each claim made under the Settlement Agreement with respect to any of such Seller's Systems by a claimant that is a former customer of any such Systems; each of which claims shall have been made in accordance with the terms of the Settlement Agreement and shall be evidenced by documentation demonstrating, to Sellers' reasonable satisfaction, Buyer's satisfaction of such claim. Buyer agrees to indemnify and hold harmless Sellers and their Affiliates from and against any and all claims, costs and expenses based on or arising out of Buyer's failure to fully comply with and perform the obligations set forth in Sections 8.1 through 8.3 of the Settlement Agreement insofar as related to the Systems acquired by Buyer hereunder. It is expressly agreed and understood that Buyer is not assuming and shall not be bound by any term or provision of the Settlement Agreement other than as expressly set forth herein.

7.       Conditions Precedent To Buyer's Obligations.

         The obligations of Buyer to purchase and accept assignment, transfer and delivery of the Assets to be sold, assigned, transferred and delivered to Buyer hereby are subject to the satisfaction or waiver, at or prior to the Closing Date (as provided herein), of the following conditions:

         7.1 Representations and Warranties of Sellers. As to the representations and warranties of Sellers set forth in Section 4, (1) each of those representations and warranties set


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


forth in Section 4 which is expressly stated to be made solely as of the date of this Agreement or another specified date shall be true and correct in all respects as of such date, without regard to the materiality or Material Adverse Effect qualifiers set forth therein, and (2) each of the other representations and warranties of Sellers set forth in Section 4 shall be true and correct in all respects at and as of the time of the Closing as though made at and as of that time, without regard to the materiality or Material Adverse Effect qualifiers set forth therein; provided, that for purposes of each of clauses (1) and (2) above, the representations and warranties shall be deemed true and correct in all respects to the extent that the aggregate effect of the inaccuracies in such representations and warranties as of the applicable times does not constitute a Material Adverse Effect; and provided, further, that the representations and warranties referred to in this Section 7.1 shall not include the representations and warranties contained in Section 4.8(c) with respect to any Governmental Authorization with respect to which a Franchise Extension or Franchise Renewal shall have been obtained.

         7.2 Covenants. Each Seller shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it prior to or at the Closing.

         7.3 Transferable Franchise Areas; Material Consents; Franchise Renewals; Franchise Extensions. (i) The Franchise Areas covering at least ninety percent (90%) of Subscribers shall have become Transferable Franchise Areas; provided, that if the Franchises and Assets of Enstar IX are not transferred at Closing pursuant to Section 11.1(g), such Systems and the Subscribers served thereby shall be excluded for purposes of such calculation; (ii) subject to clause (i), the Material Consents (other than those that pertain solely to non-Transferable Franchise Areas or Retained Assets) shall have been obtained (other than those that pertain solely to non-Transferable Franchise Areas); and
(iii) the Franchise Renewals and Franchise Extensions shall have been obtained.

         7.4 Hart-Scott-Rodino Act. All necessary pre-merger notification filings required under the HSR Act shall have been made with the Federal Trade Commission and the United States Department of Justice and the prescribed waiting period(s) (and any extensions thereof) will have expired or been terminated.

         7.5 Judgment. There shall not be in effect on the date on which the Closing is to occur any judgment, decree, order or other prohibition having the force of law that would prevent or make unlawful the Closing; provided, that the Buyer shall have used commercially reasonable efforts to prevent the entry of any such judgment, decree, order or other legal prohibition and to appeal as expeditiously as possible any such judgment, decree, order or other legal prohibition that may be entered.

         7.6 Delivery of Certificates and Documents. Sellers shall have furnished to Buyer the following:

                  (a) a certificate of the Secretary or Assistant Secretary of each Seller or, if applicable, such Seller's ultimate corporate general partner, as to (i) the limited or general partnership agreement of Seller; (ii) all actions taken by and on behalf of Seller and its partners


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


to authorize the execution, delivery and performance of this Agreement and the Related Agreements and (iii) the incumbency of officers signing this Agreement and any Related Agreement on behalf of such Seller;

                  (b) in the case of each Seller that is a Limited Partnership, a certificate of good standing of such Seller that is a limited partnership from the Secretary of State of its state of formation and a certificate of foreign qualification for each such Seller from each state in which any of such Seller's Assets are located;

                  (c) a certificate of an executive officer of Enstar, certifying on behalf of Sellers that the conditions set forth in Sections 7.1 and 7.2 have been met;

                  (d) the Bill of Sale and Assignment and Assumption Agreements, duly executed by Sellers;

                  (e) the Indemnity Escrow Agreement(s) duly executed by Sellers;

                  (f) if necessary, the Management Agreement(s), duly executed by the appropriate Seller(s);

                  (g) a deed, in form and substance reasonably satisfactory to the applicable Seller and Buyer, conveying title to each parcel of Real Property owned by such Seller to Buyer;

                  (h) copies of all Material Consents obtained on or prior to Closing; and

                  (i) all other documents as are reasonably necessary to transfer title to the Assets to Buyer.

         7.7 Opinion of Sellers' Counsel. Sellers shall have furnished Buyer with an opinion letter, dated the Closing Date, of Baer Marks & Upham LLP, counsel for Sellers, in the form set forth in Exhibit D hereto.

         7.8 Opinion of Sellers' FCC Counsel. Sellers shall have furnished Buyer with an opinion letter, dated the Closing Date, of Cole, Raywid & Braverman, L.L.P., FCC counsel for Sellers, in the form set forth in Exhibit E hereto.

         7.9 General and Limited Partner Consents. The General Partner Consents and the Limited Partner Consents shall have been obtained, except that obtaining the Limited Partner Consents with respect to Enstar IX shall not be a condition to Buyer's closing with respect to any other Seller.

         7.10 Aggregate Subscriber Total. On the Closing Date the Systems shall serve, in the aggregate, no fewer than 51,000 Subscribers; provided, that if the Systems of Enstar IX are not transferred at Closing in accordance with the terms of this Agreement, on the Closing Date the Systems shall serve, in the aggregate, no fewer than 49,630 Subscribers.



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


         8.       Conditions Precedent to Sellers' Obligations.

         The obligations of Sellers to sell, assign, transfer and deliver the Assets to Buyer hereunder are subject to the satisfaction or waiver at or prior to the Closing Date (as provided herein) of the following conditions:

         8.1 Representations and Warranties of Buyer. As to the representations and warranties of Buyer set forth in Section 5, (1) each of those representations and warranties set forth in Section 5 which is expressly stated to be made solely as of the date of this Agreement or another specified date shall be true and correct in all respects as of such date, without regard to the materiality or Material Adverse Effect qualifiers set forth therein, and
(2) each of the other representations and warranties of Buyer set forth in
Section 5 shall be true and correct in all respects at and as of the time of the Closing as though made at and as of that time, without regard to the materiality or Material Adverse Effect qualifiers set forth therein; provided that for purposes of each of clauses (1) and (2) above, the representations and warranties shall be deemed true and correct in all respects to the extent that the aggregate effect of the inaccuracies in such representations and warranties as of the applicable times does not constitute a Material Adverse Effect.

         8.2 Covenants. Buyer shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it prior to or at the Closing.

         8.3 Transferable Franchise Areas; Material Consents. (i) The Franchise Areas covering at least ninety percent (90%) of Subscribers shall have become Transferable Franchise Areas; provided, that if the Franchises and Assets of Enstar IX are not transferred at Closing pursuant to Section 11.1(g), such Systems and the Subscribers served thereby shall be excluded for purposes of such calculation; and (ii) subject to clause (i), the Material Consents issued by Governmental Authorities (other than those that pertain solely to non-Transferable Franchise Areas or Retained Assets) shall have been obtained.

         8.4 Hart-Scott-Rodino Act. All necessary pre-merger notification filings required under the HSR Act will have been made with the Federal Trade Commission and the United States Department of Justice, and the prescribed waiting period(s) (and any extensions thereof) will have expired or been terminated.

         8.5 Judgment. There shall not be in effect on the date on which the Closing is to occur any judgment, decree, order or other prohibition having the force of law that would prevent or make unlawful the Closing; provided that Sellers shall have used commercially reasonable efforts to prevent the entry of any such judgment, decree, order or other legal prohibition and to appeal as expeditiously as possible any such judgment, decree, order or other legal prohibition that may be entered.

         8.6 General and Limited Partner Consents. The General Partner Consents and the Limited Partner Consents shall have been obtained, except that obtaining the Limited Partner


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


Consents with respect to Enstar IX shall not be a condition to Sellers' closing with respect to any other Seller.

         8.7 Aggregate Subscriber Total. On the Closing Date the Systems shall serve, in the aggregate, no fewer than 51,000 Subscribers; provided, that if the Systems of Enstar IX are not transferred at Closing in accordance with the terms of this Agreement, on the Closing Date the Systems shall serve, in the aggregate, no fewer than 49,630 Subscribers.

         8.8 Delivery of Certificates and Documents. Buyer shall have furnished to Sellers the following:

                  (a) a certificate of the Secretary or Assistant Secretary of Buyer as to (i) the certificate of incorporation and bylaws of Buyer, (ii) resolutions of Buyer authorizing the execution, delivery and performance of this Agreement and the Related Agreements; and (iii) the incumbency of officers signing this Agreement and the Related Agreements on behalf of Buyer;

                  (b) a certificate of legal existence and good standing of Buyer from the Secretary of State of Buyer's state of organization and a certificate of foreign qualification of Buyer in any state in which any of the Systems or Assets is located;

                  (c) a certificate of an executive officer of Buyer certifying that the conditions set forth in Sections 8.1 and 8.2 have been met;

                  (d) the Bill of Sale and Assignment and Assumption Agreements, duly executed by Buyer;

                  (e) the Indemnity Escrow Agreement(s), duly executed by Buyer;

                  (f) the Headend Services Agreement, duly executed by Buyer;
and

                  (g) if necessary, the Management Agreement(s), duly executed by Buyer.

         8.9 Opinion of Buyer's Counsel. Buyer shall have furnished Sellers with an opinion letter, dated the Closing Date, of Dow Lohnes & Albertson, PLLC, counsel for Buyer, in the form set forth in Exhibit F.

         8.10 Payment for Assets. Buyer shall have delivered the Purchase Price as provided in Section 3.2.

9.       Retained Franchises and Assets.

         9.1 Non-Transferable Franchise Areas. In the event that on the Closing Date any Franchise Area is not a Transferable Franchise Area, then the Franchise covering such Franchise Area ("Retained Franchise") and any other Assets used solely in connection with any Seller's operations within such Franchise Area ("Retained Assets") shall be excluded from the Assets conveyed on the Closing Date, and the provisions of this Section 9 shall apply. In the event there are any Retained Franchises and Assets on the Closing Date, the amount of the Purchase Price



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paid by Buyer at Closing with respect to such Retained Franchises and Assets shall be the Discounted Franchise Purchase Price (as defined in Section 9.5) with respect thereto.

         9.2 Retained Franchise Consents. From and after the Closing Date the Seller(s) owning any Retained Franchises or Retained Assets shall continue to use commercially reasonable efforts to obtain the Required Consent with respect to any Retained Franchise ("Retained Franchise Consent"), and the terms and conditions of Section 6.7, insofar as they apply to Franchise Required Consents, shall govern the obtaining of any such Retained Franchise Consent.

         9.3 Subsequent Closings. Subject to Section 9.4, at such time as the Franchise Area covered by any Retained Franchise shall become a Transferable Franchise Area, Buyer and the applicable Seller shall conduct a closing (each, a "Subsequent Closing") at which such Seller shall assign, transfer, convey and deliver to Buyer, and Buyer shall acquire from such Seller, the Retained Franchise covering such Franchise Area and any Retained Assets with respect thereto. Each Subsequent Closing shall take place on a Business Day on which the relevant parties shall agree and that is not less than five (5) nor more than ten (10) Business Days from the date on which Buyer receives notice that the Retained Franchise Consent is obtained or the relevant Franchise Area has otherwise become a Transferable Franchise Area. At such Subsequent Closing, (i) Buyer shall deliver to the applicable Seller, in the manner set forth in Section 3.2(a), the amount of the difference between the Franchise Purchase Price and the Discounted Franchise Purchase Price with respect to such Retained Franchise and any such Retained Assets; and (ii) Buyer or the applicable Seller, as the case may be, shall deliver the instruments described in Sections 7.6(d), (g),
(h) and (i) and 8.7(d) with respect to such Retained Franchise and Retained Assets.

         9.4 Final Closing. If, on the date that is one (1) year from the date of the Closing Date, any Franchise Area shall not have become a Transferable Franchise Area, Buyer and the Seller with respect thereto shall nevertheless conduct a final Closing with respect to the Retained Franchise and Retained Assets relating to any such Franchise Area ("Final Closing"), at which such Seller shall assign, transfer, convey and deliver to Buyer, and Buyer shall acquire from such Seller, such Retained Franchise and Retained Assets. Such Final Closing shall occur on such one year anniversary date or, if such date is not a Business Day, on the next Business Day. At such Final Closing, Buyer or the applicable Seller, as the case may be, shall deliver the instruments described in Sections 7.6(d), (g), (h) and (i) and 8.7(d) with respect to such Retained Franchise and Retained Assets.

         9.5 Franchise Purchase Price; Discounted Franchise Purchase Price. The "Franchise Purchase Price" with respect to any Retained Franchise (and the Retained Assets with respect thereto), shall be the product of (i) the number of Subscribers covered by such Retained Franchise as of the Closing Date, based on the Pre-Closing Certificate, as it may be modified to reflect the resolution of any pre-Closing disputes with respect thereto, and (ii) the Subscriber Adjustment Amount applicable to the Seller of such Retained Franchise and Assets. The "Discounted Franchise Purchase Price" with respect to any Retained Franchise (and the Retained Assets with respect thereto) shall be the amount of eighty percent (80%) of the Franchise Purchase Price with respect to such Retained Franchise and Assets.

         9.6 Management Agreement. If there are any Retained Franchises, the Systems covered by such Retained Franchises shall be operated pursuant to the Management Agreement from the Closing until the Subsequent Closing with respect thereto or the Final Closing, as the case may be.

10.      Survival of Representations and Warranties; Indemnification.

         10.1 Survival of Representations and Warranties. Subject to Section 6.12, the representations and warranties of the parties provided for in this Agreement shall survive the Closing for a period of six (6) months, except representations and warranties relating to environmental matters and title to Real Property, which representations and warranties shall be governed by Section 6.12, and to Taxes, title to Assets other than Real Property and authority, which representations and warranties shall survive the Closing for the duration of the applicable statute of limitations (the "Indemnity Period"). No claim for indemnification for breach of a representation or warranty may be asserted after the expiration of the applicable Indemnity Period; provided, that the written assertion of any claim by a party against the other hereunder with respect to the breach or alleged breach of any representation, warranty (or of a series of facts which would support such breach) shall extend the Indemnity Period with respect to such claim through the date such claim is conclusively resolved.

         10.2     Indemnification.

                  (a) Subject to the provisions of Sections 10.1 and 10.5, Buyer agrees to indemnify and hold harmless each Seller, after the Closing, from and against any and all claims to the extent such claims are based upon, arise out of or are related to (i) a breach of any representation or warranty, or any failure to perform or comply with any of the covenants, conditions or agreements of Buyer set forth in this Agreement or in any Related Agreement, (ii) the assertion of any claim or legal action against such Seller by any Person or Governmental Authority based upon, arising out of or relating to the ownership or operation of the Assets occurring, arising or accruing after the Closing Date, or (iii) as set forth in Section 6.17.

                  (b) Subject to the provisions of Sections 10.1 and 10.5, each Seller agrees to indemnify and hold harmless Buyer, after the Closing, from and against any and all claims to the extent such claims are based upon, arise out of or relate to (i) a breach of any representation or warranty, or any failure to perform or comply with any of the covenants, conditions or agreements of such Seller set forth in this Agreement or in any Related Agreement or (ii) any liability of such Seller arising or accruing on or prior to, or existing on, the Closing Date, except any such liability for which an adjustment to the Purchase Price is made pursuant to Section 3.3(a)(ii); or (iii) any obligation or liability of such Seller not assumed by Buyer pursuant to the terms of this Agreement.

         10.3     Assertion of Claims.

                  (a) If Buyer, on the one hand, or any Seller, on the other hand believes that it has a claim for indemnification, it shall notify the other (the particular Seller, in the case of a claim against a particular Seller) promptly in writing describing such claim with reasonable particularity and containing a reference to the provisions of this Agreement under which such claim has arisen.

                  (b) As used in this Section 10 the word "claim" shall mean any and all liabilities, obligations, losses, damages, deficiencies, demands, claims, fines, penalties, interest, assessments, judgments, actions, proceedings and suits of whatever kind and nature and all costs and expenses relating thereto (including, without limitation, reasonable attorneys' fees incurred in connection with the investigation or defense thereof or in asserting rights hereunder).

                  (c) Neither this Section 10 nor any other provision of this Agreement is intended to confer any third party beneficiary rights, including but not limited to any extension of any statute of limitations pertaining to suits, actions or proceedings brought by third parties.

         10.4 Notice of and Right to Defend Third Party Claims. Promptly upon receipt of notice of any claim or the commencement of any suit, action or proceeding by a third party in respect of which indemnification may be sought on account of an indemnity agreement contained in Section 10.2, the party seeking indemnification (the "Indemnitee") shall give notice in writing to the party from whom indemnification is sought (the "Indemnitor"). The omission by such Indemnitee to so notify promptly such Indemnitor of any such claim or action shall not relieve such Indemnitor from any liability which it may have to such Indemnitee in connection therewith. In case any claim shall be asserted or suit, action or proceeding commenced against an Indemnitee, the Indemnitor will be entitled to participate therein, and, to the extent that it may wish, subject to Indemnitor's written confirmation of its indemnity obligations hereunder with respect to such claim, to assume the defense or conduct the settlement thereof. Anything herein to the contrary notwithstanding, Indemnitor shall not be entitled to settle any such suit, action or proceeding without Indemnitee's consent, which consent shall be not unreasonably withheld. After notice from the Indemnitor to the Indemnitee of its election so to assume the defense, conduct or settlement thereof (along with its written confirmation of its indemnity obligations), the Indemnitor will not be liable to the Indemnitee for any legal or other expenses subsequently incurred by the Indemnitee in connection with the defense, conduct or settlement thereof following such notice. The Indemnitee will reasonably cooperate with the Indemnitor in connection with any such claim assumed by the Indemnitor to make available to the Indemnitor all Persons and all pertinent information under the Indemnitee's control.

         10.5     Limitations of Liability.

                  (a) For purposes of this Agreement, claims for indemnification for breach of any representation, warranty, covenant or agreement shall not take into account, give effect to or be qualified by any considerations of materiality or knowledge which may be expressed in such representation or warranty.

                  (b) The amount of any claim indemnifiable by an Indemnitor pursuant to Section 10.2 shall be reduced by the amount of any insurance proceeds and the amount of any tax benefit resulting from the subject matter of such claim received by the Indemnitee in respect of such claim.


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


                  (c) A Seller shall not be required to indemnify Buyer under
Section 10.2(b) with respect to claims arising from breaches of such Seller's representations or warranties hereunder, and Buyer shall not be required to indemnify any Seller under Section 10.2(a) with respect to Claims arising from Buyer's representations or warranties hereunder, until the aggregate amount of all such Claims against Sellers or Buyer, as the case may be, exceeds the aggregate amount of $350,000, in which case the indemnifying party shall be liable for the total amount of all of such claims starting from the first dollar.

                  (d) Sellers' aggregate liability to Buyer for Claims arising from breaches of Sellers' representations and warranties hereunder shall be limited to losses or damages not exceeding the aggregate amount of $4,250,000, as allocated among the Sellers as set forth in Schedule 1.1A, except that such limit shall not apply to Claims arising out of representations and warranties relating to title to Assets other than Real Property, Taxes and authority. Buyer's liability to Sellers for Claims arising out of breaches of its representations and warranties hereunder shall be limited to losses or damages not exceeding the aggregate amount of $4,250,000, which shall be allocated among the Sellers as set forth in Schedule 1.1A.

         10.6 Indemnity Escrow Agreement. At the Closing, Buyer, Sellers and the Escrow Agent shall execute the Indemnity Agreement, in accordance with which Buyer will deposit the Indemnity Fund with the Escrow Agent on the Closing Date in order to provide a fund for the payment of any indemnification to which any Buyer Indemnitee is entitled under this Section 10; provided, that at any Seller's request, at the Closing a separate Indemnity Escrow Agreement shall be entered into with respect to each Seller.

11.      Termination.

         11.1 Termination. This Agreement may be terminated prior to the Closing only in accordance with the following:

                  (a) At any time by mutual consent of the Sellers and Buyer;

                  (b) By either Sellers or Buyer if the Closing hereunder has not taken place on or before the Outside Closing Date other than by reason of a breach or default of any of the covenants or agreements contained in this Agreement by the party seeking to terminate; provided, that, either party may, at its sole option, extend such date for an additional three (3) months if as of such date the conditions to Closing set forth in Sections 7.3 and 8.3 shall have not been satisfied; or

                  (c) By either Sellers or Buyer, at any time, if the other party is in material breach or material default of its covenants and agreements under this Agreement and the party in breach or default does not cure such breach or default within thirty (30) days after written notice thereof is delivered to the non-terminating party, provided that the terminating party is not also in material breach or material default hereunder;

                  (d) By either Sellers or Buyer, if the representations and warranties of the other party (without regard to the materiality or Material Adverse Effect qualifiers set forth



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


therein) are not true and correct in all respects (or, with respect to representations and warranties made as of a specific date, are not true and correct in all respects as of such date), and such failure is not cured by the Outside Closing Date, provided that all of the representations and warranties of the terminating party are true and correct in all respects; provided, that for purposes of this Section 11.1(d), the representations and warranties of a party shall be deemed true and correct in all respects to the extent that the aggregate effect of the inaccuracies in such representations and warranties as of the applicable times does not constitute a Material Adverse Effect;

                  (e) By Buyer, pursuant to Section 6.12(a), (b) or (c);

                  (f) By Buyer in the event that any of the following shall occur: (i) as of the date that is one hundred twenty (120) days following the date hereof, the Limited Partners holding forty percent (40%) or more of the Interests of any Limited Partnership or any General Partner, as the case may be, shall have affirmatively disapproved the transactions contemplated by this Agreement (unless the Limited Partners holding fifty percent (50%) or more of the Interests of such Limited Partnership or General Partner shall have approved the transactions contemplated hereby); (ii) as of any date, the Limited Partners holding fifty percent (50%) or more of the Interests of any Limited Partnership or General Partner, as the case may be, shall have affirmatively disapproved the transactions contemplated by this Agreement or approved any Acquisition Proposal; or (iii) as of the termination of the Voting Period applicable to any Limited Partnership or General Partner, the Limited Partner Consents of such Limited Partnership or General Partner shall not have been obtained; provided, however, that for purposes of clauses (i) and (ii) the percentage of Interests disapproving the transactions contemplated by this Agreement or approving an Acquisition Proposal shall not include any disapprovals or approvals (as the case may be) that shall have been rescinded, revoked or otherwise withdrawn as of the date of such termination;

                  (g) By Enstar IX, solely with respect to the obligations and liabilities under this Agreement that relate to Enstar IX, in the event that (i) the Limited Partner Consents with respect to Enstar IX are not obtained as of the termination of the Voting Period applicable to Enstar IX or (ii) the Limited Partners holding fifty percent (50%) or more of the Interests of Enstar IX shall have affirmatively disapproved the transactions contemplated by this Agreement; in the event of such termination the Purchase Price shall be reduced by the amount allocated to Enstar IX, as set forth in Schedule 1.1A; or

                  (h) By Sellers, pursuant to Section 3.5.

         11.2     Breakup Fee; Acquisition Proposals.

                  (a) Each Seller shall pay to Buyer a Breakup Fee (as defined herein), in accordance with the terms of this Section 11.2, in the event that
(i) this Agreement is terminated by Buyer pursuant to Section 11.1(f), (ii) as of the date of such termination any Limited Partnership's or General Partner's Limited Partners shall have given their consent to an Acquisition Proposal submitted by a third party; and (iii) Buyer shall have performed and complied in all material respects with all covenants and agreements required to be performed or complied with by it under this Agreement during the period prior to the first to occur of (x) the date on which any Limited Partnership's or General Partner's Limited Partners shall have either disapproved the transactions contemplated by this Agreement or given their consent to an Acquisition Proposal submitted by a third party, or (y) the first-occurring date of termination of the Voting Period of any Limited Partnership or General Partner during which the Limited Partner Consents for such Limited Partnership or General Partner shall not have been obtained. Sellers shall pay the Breakup Fee to Buyer by wire transfer of immediately available funds or by certified check (in accordance with Buyer's written instructions) within five (5) Business Days following the date of termination pursuant to Section 11.1(f). For purposes hereof, the "Breakup Fee" with respect to any Seller means a pro rata portion of the aggregate amount of $1,500,000, which shall be determined by allocating the amount of $1,500,000 among Sellers based on the allocation of the aggregate Purchase Price among Sellers.

                  (b) In the event that the Closing does not occur and this Agreement is terminated with respect to a Seller solely as a result of the failure to satisfy the conditions to Closing set forth in Sections 7.9 and 8.6 with respect to such Seller, and within six (6) months following the termination of the applicable Voting Period, such Seller receives an Acquisition Proposal from a third party, which Acquisition Proposal such Seller intends to submit to its or its General Partner's respective Limited Partners, as the case may be, for their approval, such Seller shall notify Buyer in writing of the price and other material terms of such Acquisition Proposal, and Buyer shall be entitled, within five (5) Business Days of such notification, to submit a Buyer Acquisition Proposal.

         11.3 Reimbursement of Expenses. In the event that (i) this Agreement is terminated by Buyer pursuant to Section 11.1(f), (ii) as of the date of such termination no Limited Partnership's or General Partner's Limited Partners shall have given their consent to an Acquisition Proposal submitted by a third party; and (iii) Buyer shall have performed and complied in all material respects with all covenants and agreements required to be performed or complied with by it under this Agreement during the period prior to the first to occur of
(x) the date on which any Limited Partnership's or General Partner's Limited Partners shall have disapproved the transactions contemplated by this Agreement, or (y) the first-occurring date of termination of the Voting Period of any Limited Partnership or General Partner during which the Limited Partner Consents for such Seller shall not have been obtained, such Seller(s) or General Partner(s) for which the Limited Partner Consents shall not have been obtained will reimburse Buyer for Buyer's actual out-of-pocket costs and expenses incurred in connection with the negotiation and performance of this Agreement; provided, however, that if Buyer shall consummate this Agreement with those Seller(s) for which the Limited Partner Consents shall have been obtained, such reimbursement shall be reduced by the amount of such costs and expenses allocated to the consummating Sellers based on the allocation of the aggregate Purchase Price among Sellers.

         11.4 Surviving Obligations. In the event of termination of this Agreement by either Buyer, Sellers or Enstar IX pursuant to this Section 11, prompt written notice thereof shall be given to the other party or parties; and this Agreement shall terminate (or shall terminate solely with respect to Enstar IX, in the case of termination pursuant to Section 11.1(g)) without further action by any of the parties hereto, and all obligations of the parties hereunder with respect to which this Agreement is terminated shall terminate, except for the obligations set forth in Sections 4.19, 6.4, 11.2, 11.3, 11.5, 12 and 21.

         11.5 Attorney's Fees. Notwithstanding any provision in this Agreement that may limit or qualify a party's remedies, in the event of a default by any party that results in a lawsuit or other proceeding for any remedy available under this Agreement, the prevailing party shall be entitled to reimbursement from the defaulting party of its reasonable legal fees and expenses.

12.      Expenses.

         Except as otherwise provided in this Agreement, each party shall pay its own expenses incurred in connection with the authorization, preparation, execution and performance of this Agreement, including all fees and expenses of counsel, accountants, agents and other representatives.

13.      Entire Agreement.

         Buyer and Sellers agree that this Agreement, including the Schedules and all Exhibits hereto and any other written document or instrument delivered in connection herewith, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings and agreements with respect thereto.

14.      Parties Obligated and Benefited.

         Subject to the limitations set forth below, this Agreement will be binding upon the parties and their respective assigns and successors in interest and will inure solely to the benefit of the parties and their respective assigns and successors in interest, and no other Person will be entitled to any of the benefits conferred by this Agreement. Without the prior written consent of the other parties, no party will assign any of its rights under this Agreement or delegate any of its duties under this Agreement. Notwithstanding the foregoing, Buyer shall have the right, without Sellers' prior consent, (i) to assign this Agreement to any Affiliate of Buyer, and (ii) to assign this Agreement, insofar as it relates solely to Enstar IX, to any third party, other than any assignment described in clause (i) or (ii) that is reasonably expected to cause a delay of the consummation of the transactions contemplated by this Agreement; provided, that in the event of any such assignment described in clause (i) or (ii) Buyer shall remain liable for payment of the full Purchase Price as provided in this Agreement.

15.      Notices.

         All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered in person or mailed by first-class certified or registered mail, return receipt requested, postage prepaid, by reputable overnight mail or courier or by telecopier, in either case, with receipt confirmed, addressed as follows:



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


If to any Seller:  Enstar Communications Corporation
                   12444 Powerscourt Drive
                   St. Louis, MO 63131
                   Telephone:  (314) 965-0555
                   Telecopy:   (314) 965-0571
                   Attention:  Ralph G. Kelly, Senior Vice President - Treasurer

                   with a copy to:  Curtis S. Shaw, Esq., Senior Vice President,
                                    General Counsel & Secretary

With a copy to:   Baer Marks & Upham LLP
                  805 Third Avenue
                  New York, NY 10022
                  Telephone:  (212) 702-5700
                  Telecopy:   (212) 702-5941
                  Attention:  Stanley E. Bloch, Esq.

                                       and

If to Buyer:      Multimedia Acquisition Corp.
                  1059 East 10th Street
                  Hazleton, Pennsylvania 18201-3421
                  Telephone:  (570) 455-4251
                  Telecopy:   (570) 459-0963
                  Attention:  Terrence J. Herron, Vice President

With a copy to:   Dow Lohnes & Albertson, PLLC
                  1200 New Hampshire Ave, N.W.
                  Suite 800
                  Washington, D.C. 20036-6802
                  Telephone:  (202) 776-2000
                  Telecopy:   (202) 776-2222
                  Attention:  John H. Pomeroy, Esq.

or at such other address or addresses as may have been furnished in writing by any party to the others in accordance with the provisions of this Section 15.

Notices and other communications provided in accordance with this Section 15 shall be deemed delivered upon receipt. The furnishing of any notice or communication required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice to persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice or communication.



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


16.      Amendments and Waivers.

         Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Sellers and Buyer. Any amendment or waiver effected in accordance with this Section 16 shall be binding upon each party. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

17.      Severability.

         If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative or unenforceable because of the conflict of such provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable, but this Agreement shall be reformed and construed as if such invalid, inoperative or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted.

18.      Section Headings and Terms.

         The section headings in this Agreement are for convenience and reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

19.      Counterparts.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and shall become effective when counterparts which together contain the signatures of each party hereto shall have been delivered to Seller and Buyer.

20.      Governing Law; Consent in Jurisdiction.

         This Agreement shall be governed by and construed and enforced in accordance with the law (without giving effect to the law governing the principles of conflicts of law) of the State of New York. Any action to enforce, arising out of, or relating in any way to, any of the provisions of this Agreement may be brought and prosecuted in any such court or courts located within the State of New York as is prohibited by law, and the parties consent to the jurisdiction of said court or courts located within the State of New York and to service of process by registered mail, return receipt requested, or by any other manner provided by law. Each party hereto agrees not to assert, by way of motion, as a defense or otherwise, in any such action, suit or proceeding any claim that it is not subject personally to the jurisdiction of such court, that the action, suit or proceeding is brought in an inconvenient forum, that the venue of the action, suit or proceeding is improper or that this Agreement, or any other agreement or transaction related hereto or the subject matter thereof or thereof may not be enforced in or by such court.


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


21.      Specific Performance.

         The parties hereto acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or other relief (without the posting of any bond or other security) as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof by any of the parties hereto and, to the extent permitted by applicable Legal Requirements, each party hereof waives any objection to the imposition of such relief. Any such specific or equitable relief granted shall not be exclusive and an Indemnitee shall also be entitled to seek money damages.

         IN WITNESS WHEREOF, the parties have executed this Asset Purchase Agreement as of the date and year first above written.

                                BUYER:

                                MULTIMEDIA ACQUISITION CORP.


                                By: \s\ Terrence J. Herron
                                   ---------------------------------------------
                                   Name:  Terrence J. Herron
                                   Title: Vice President


                                SELLERS:

                                ENSTAR INCOME PROGRAM II-1, L.P.

                                By:  Enstar Communications Corporation,
                                     its General Partner


                                     By: \s\ Marcy Lifton
                                        ----------------------------------------
                                        Name:  Marcy Lifton
                                        Title: Vice President


                                ENSTAR INCOME PROGRAM II-2, L.P.

                                By:  Enstar Communications Corporation,
                                     its General Partner


                                     By: \s\ Marcy Lifton
                                        ----------------------------------------
                                        Name:  Marcy Lifton
                                        Title: Vice President


                                ENSTAR INCOME PROGRAM IV-3, L.P.

                                By:  Enstar Communications Corporation,
                                     its General Partner


                                     By: \s\ Marcy Lifton
                                        ----------------------------------------
                                        Name:  Marcy Lifton
                                        Title: Vice President

                                ENSTAR INCOME/GROWTH PROGRAM
                                SIX-A, L.P.

                                By:  Enstar Communications Corporation,
                                     its General Partner


                                     By: \s\ Marcy Lifton
                                        ----------------------------------------
                                        Name:  Marcy Lifton
                                        Title: Vice President

                                ENSTAR IX, LTD.

                                By:  Enstar Communications Corporation,
                                     its General Partner


                                     By: \s\ Marcy Lifton
                                        ----------------------------------------
                                        Name:  Marcy Lifton
                                        Title: Vice President

                                ENSTAR XI, LTD.

                                By:  Enstar Communications Corporation,
                                     its General Partner


                                     By: \s\ Marcy Lifton
                                        ----------------------------------------
                                        Name:  Marcy Lifton
                                        Title: Vice President


                                ENSTAR IV/PBD SYSTEMS VENTURE

                                By: Enstar Income Program IV-I, L.P., General Partner

                                     By: Enstar Communications Corporation,
                                         its General Partner


                                         By: \s\ Marcy Lifton
                                           -------------------------------------
                                            Name:  Marcy Lifton
                                            Title: Vice President

                                By: Enstar Income Program IV-2, L.P., General
                                    Partner

                                    By: Enstar Communications Corporation,
                                        its General Partner


                                        By: \s\ Marcy Lifton
                                           -------------------------------------
                                           Name:  Marcy Lifton
                                           Title: Vice President

                                ENSTAR CABLE OF CUMBERLAND VALLEY

                                By: Enstar Income Growth Program  Five-A,
                                    L.P., General Partner

                                    By: Enstar Communications Corporation,
                                        its General Partner


                                        By: \s\ Marcy Lifton
                                           -------------------------------------
                                           Name:  Marcy Lifton
                                           Title: Vice President

                                By: Enstar Income Growth Program  Five-B,
                                    L.P., General Partner

                                    By: Enstar Communications Corporation,
                                        its General Partner


                                        By: \s\ Marcy Lifton
                                           -------------------------------------
                                           Name:  Marcy Lifton
                                           Title: Vice President

                                ENSTAR CABLE OF MACOUPIN COUNTY

                                By: Enstar Income Program IV-I, L.P.,
                                    General Partner

                                    By: Enstar Communications Corporation,
                                        its General Partner


                                        By: \s\ Marcy Lifton
                                           -------------------------------------
                                           Name:  Marcy Lifton
                                           Title: Vice President

                                By: Enstar Income Program IV-2, L.P.,
                                    General Partner

                                    By: Enstar Communications Corporation,
                                        its General Partner


                                        By: \s\ Marcy Lifton
                                           -------------------------------------
                                           Name:  Marcy Lifton
                                           Title: Vice President

                                By: Enstar Income Program IV-3, L.P.,
                                    General Partner

                                    By: Enstar Communications Corporation,
                                        its General Partner


                                        By: \s\ Marcy Lifton
                                           -------------------------------------
                                           Name:  Marcy Lifton
                                           Title: Vice President


                                Solely for purposes of Sections 6.6(d) and 6.15:

                                CHARTER COMMUNICATIONS, INC.


                                By: \s\ Marcy Lifton
                                   ---------------------------------------------
                                   Name:  Marcy Lifton
                                   Title: Vice President

                 CONSENT SOLICITATION BY THE GENERAL PARTNER OF

                    ENSTAR INCOME/GROWTH PROGRAM SIX-A, L.P.

                                  CONSENT CARD

    The undersigned record owner (the "Unitholder") of limited partnership units (the "Units") of Enstar Income/Growth Program Six-A, L.P. (the "Partnership") hereby specifies that all of the Units of the Partnership that the Unitholder is entitled to vote shall be voted as follows:

    AS SET FORTH IN THE CONSENT SOLICITATION STATEMENT, IN EACH CASE APPROVAL SHALL BE DEEMED TO INCLUDE SUCH NON-MATERIAL MODIFICATIONS AS ENSTAR COMMUNICATIONS CORPORATION, AS THE GENERAL PARTNER OF THE PARTNERSHIP, MAY IN ITS SOLE DISCRETION DETERMINE.

    IF NO SPECIFICATION IS MADE WITH RESPECT TO THE VOTING ON THE LIQUIDATION PLAN, THIS CONSENT CARD WILL BE TREATED AS VOTING TO APPROVE THE LIQUIDATION PLAN.

    To carry out and complete the Liquidation Plan, as set forth in the
Partnership's consent solicitation statement dated November   , 2000 (the
"Consent Statement") by:

    (I) Selling all of the Partnership's cable television systems to Multimedia Acquisition Corp., pursuant to those agreements between the parties dated as of June 21, 2000 and August 8, 2000; and

    (II)  Terminating and dissolving the Partnership.

  APPROVE        DISAPPROVE        ABSTAIN

    / /             / /              / /

                      (Please date and sign on other side)

                          (Continued from other side)

The undersigned hereby acknowledges receipt of the Consent Statement.

The undersigned hereby revokes any prior authorization to vote the Units of the Partnership heretofore given by the undersigned to any person.

                                             Dated

                                           ----------------------------------- ,
                                             2000

                                             -----------------------------------
                                                  (Unitholder's Signature)

                                             -----------------------------------
                                                  (Unitholder's Signature)

                                             Please date, and sign exactly as
                                             name appears on this consent card,
                                             and promptly return in the enclosed
                                             envelope. When signing as guardian,
                                             executor, administrator, attorney,
                                             trustee, custodian, or in any other
                                             similar capacity, please give full
                                             title. If a corporation, sign in
                                             full corporate name by president or
                                             other authorized officer, giving
                                             title and affixing corporate seal.
                                             If a partnership or limited
                                             liability company, sign in the
                                             partnership/ limited liability
                                             company name, as the case may be,
                                             by a duly authorized person. In the
                                             case of joint ownership, each joint
                                             owner must sign.